UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3373

SEGALL BRYANT & HAMILL TRUST

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Derek W. Smith, Secretary

Segall Bryant & Hamill Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2018 – December 31, 2018

Item 1.	Reports to Stockholders.

Segall Bryant & Hamill Micro Cap Fund

(Ticker Symbol: Retail - WTMIX)

Segall Bryant & Hamill Small Cap Value Dividend Fund

(Ticker Symbol: Retail - WTSVX; Institutional - WISVX)

Segall Bryant & Hamill Small Cap Growth Fund

(Ticker Symbol: Retail - WTSGX; Institutional - WISGX)

Segall Bryant & Hamill Smid Cap Value Dividend Fund

(Ticker Symbol: Retail - WTSDX; Institutional - WISDX)

Segall Bryant & Hamill Mid Cap Value Dividend Fund

(Ticker Symbol: Retail - WTMCX; Institutional - WIMCX)

Segall Bryant & Hamill Large Cap Dividend Fund

(Ticker Symbol: Retail - WTEIX; Institutional - WILGX)

Segall Bryant & Hamill Fundamental International Small Cap Fund

(Ticker Symbol: Retail - WTIFX; Institutional - WIIFX)

Segall Bryant & Hamill Global Large Cap Fund

(Ticker Symbol: Retail - WTMVX; Institutional - WIMVX)

Segall Bryant & Hamill Short Term Plus Fund

(Ticker Symbol: Retail - SBHPX; Institutional - SBAPX)

Segall Bryant & Hamill Plus Bond Fund

(Ticker Symbol: Retail - WTIBX; Institutional - WIIBX)

Segall Bryant & Hamill Quality High Yield Fund

(Ticker Symbol: Retail - WTLTX; Institutional - WILTX)

Segall Bryant & Hamill Municipal Opportunities Fund

(Ticker Symbol: Retail - WTTAX; Institutional - WITAX)

Segall Bryant & Hamill Colorado Tax Free Fund

(Ticker Symbol: Retail - WTCOX; Institutional - WICOX)

ANNUAL REPORT

December 31, 2018

Effective April 30, 2018, Segall Bryant & Hamill, LLC completed its acquisition of Denver Investments, the adviser to the Westcore Funds. The combined firm operates under the name Segall Bryant & Hamill and ‘Westcore’ was replaced by ‘Segall Bryant & Hamill’ in all fund names. Segall Bryant & Hamill Funds are managed by Segall Bryant and Hamill, LLC.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Funds’ website (www.sbhfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.

Table of Contents

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Segall Bryant & Hamill Micro Cap Fund	2
Segall Bryant & Hamill Small Cap Value Dividend Fund	4
Segall Bryant & Hamill Small Cap Growth Fund	6
Segall Bryant & Hamill Smid Cap Value Dividend Fund	8
Segall Bryant & Hamill Mid Cap Value Dividend Fund	10
Segall Bryant & Hamill Large Cap Dividend Fund	12
Segall Bryant & Hamill Fundamental International Small Cap Fund	14
Segall Bryant & Hamill Global Large Cap Fund	16
Segall Bryant & Hamill Short Term Plus Fund	18
Segall Bryant & Hamill Plus Bond Fund	20
Segall Bryant & Hamill Quality High Yield Fund	22
Segall Bryant & Hamill Municipal Opportunities Fund	24
Segall Bryant & Hamill Colorado Tax Free Fund	26
FUND EXPENSES	28
IMPORTANT DISCLOSURES	31
TRUSTEES AND OFFICERS	36
FINANCIAL STATEMENTS	40
Statements of Investments	40
Statements of Assets and Liabilities	83
Statements of Operations	86
Statements of Changes in Net Assets	89
Financial Highlights	95
Notes to Financial Statements	120
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	140
SHAREHOLDER TAX INFORMATION	141
OTHER IMPORTANT INFORMATION	143

Annual Report | December 31, 2018 |

Intentionally Left Blank

Segall Bryant & Hamill Funds	Shareholder Letter

December 31, 2018 (Unaudited)

Dear Fellow Shareholders,

We are pleased to report that the Segall Bryant & Hamill Funds finished 2018 in a strong position. We accomplished a tremendous amount during the year, including the launch of a new fund. Most importantly, we delivered strong investment performance for shareholders during a tumultuous period in the markets. For the year ended December 31, 2018, nearly 70% of our funds beat their respective Lipper indexes. The shining stars in our lineup were our Small Cap Growth Fund and our suite of fixed income funds.

In December 2018, we introduced the Short Term Plus Fund, which allows shareholders to invest in the shorter maturity segment of the market. Internally, we consolidated our Small Cap Growth Fund and Small Cap Growth Fund II as well as our Mid Cap Value Dividend Fund and Mid Cap Value Dividend Fund II. We believe this will both increase the clarity of purpose of these funds and increase the efficiency of managing them.

While we were hard at work on these internal matters, the stock market, which had been up throughout most of the year, ended 2018 with a very noticeable “thud.” Virtually all equity indices ended down for the year as the markets endured one of their worst fourth quarters on record.

Our view is that a more challenging cycle has begun in the stock market. We believe there are many proximate reasons for this, although they all largely relate to the U.S. Federal Reserve’s (Fed) unwinding of its decade-long use of quantitative easing (QE), a monetary policy in which a central bank purchases securities from the market in order to reduce interest rates and increase the money supply. The Fed’s reversal of QE will implicitly lead to a rising cost of capital, meaning that companies with weak or weakening fundamental positions will no longer be afforded the financial cushion of a Fed-subsidized rate. Over time, and potentially materializing in the year ahead, we think this dynamic should expand the performance disparity between the stocks of high- and low-quality companies. Given our equity teams’ focus on companies that they regard as high quality, we are hopeful this creates a favorable backdrop for our strategies.

The overall economy continues to chug along, generating new jobs at a strong pace and bringing more participants into the labor force. Growth in wages has picked up. At the same time, disputes over trade, questions about climate change and political uncertainties are raising some concerns about the durability of the upturn both here and abroad. The Fed created additional uncertainty by offering mixed messages in the fourth quarter over possible increases in short-term borrowing rates. By January, their new message—rate increases will occur only if the strength of the economy or an acceleration in inflation warrants it—had been well received by the markets. Fixed income investors are currently facing an environment with a flattening yield curve and narrow credit spreads. This means that rates offered on longer-term securities are not significantly higher than rates offered by shorter-term securities, and that higher risk securities are not offering investors significantly higher yields than securities with less risk. This can create challenges for fixed income investors, but we believe our fixed income teams are thoroughly prepared for this environment.

As we move forward in 2019, we will continue to work diligently on your behalf, to achieve our goal of providing shareholders competitive investment performance with a focus on maximizing risk-adjusted performance.

As always, thank you for your confidence in Segall Bryant & Hamill. We take great pride in being your trusted advisor and offering you a diverse suite of mutual funds to help you achieve your financial goals.

Mary K. Anstine	Philip L. Hildebrandt, CFA
Chairman	President

The views of the author and information discussed in the shareholder letter and the manager commentaries are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter or the manager commentaries. The subject matter contained in this letter and the manager commentaries has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither Segall Bryant & Hamill, Segall Bryant & Hamill Funds, nor any Segall Bryant & Hamill Fund accept any liability for losses either direct or consequential caused by the use of this information. Diversification cannot guarantee gain or prevent losses.

Annual Report | December 31, 2018 |	1

Segall Bryant & Hamill Micro Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

Fund Management

Scott E. Decatur, Ph.d. Portfolio Manager

Nicholas C. Fedako, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	-13.06%	4.58%	2.19%	10.86%	7.39%	6/23/2008
Russell Microcap® Index	-13.08	5.79	3.08	11.71	7.04
Lipper Small-Cap Core Index	-11.19	7.43	4.33	12.24	7.42

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.94%, Net: 1.31%

Sector Allocation (as of 12/31/18)

Financials	25.5%
Health Care	24.9
Consumer Discretionary	10.9
Industrials	10.6
Information Technology	10.6
Energy	4.4
Real Estate	4.0
Communication Services	3.7
Materials	2.8
Consumer Staples	1.6
Utilities	1.3

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Vanda Pharmaceuticals, Inc.	1.4%
Meridian Bioscience, Inc.	1.2
Perficient, Inc.	1.2
OFG Bancorp	1.2
ANI Pharmaceuticals, Inc.	1.2
Turning Point Brands, Inc.	1.1
Photronics, Inc.	1.1
Anika Therapeutics, Inc.	1.1
Pacific City Financial Corp.	1.1
Global Medical REIT, Inc.	1.1
Total (% of Net Assets)	11.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Micro Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

2	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

Through the first three quarters of 2018, U.S. micro cap stocks, as measured by the Russell Microcap® Index, returned 11.64% and appeared well positioned to record a third straight year of gains. However, trade war concerns, global growth fears, an interest rate hike by the U.S. Federal Reserve (Fed), and the partial shutdown of the U.S. government sent stocks tumbling in the fourth quarter. After returning -22.14% in the fourth quarter, the Russell Microcap® Index ended 2018 in the red, posting a -13.08% return for the year. It was the first year of negative returns for the benchmark since 2015 and just the third instance of negative annual returns from the benchmark in the last 10 years. Also, 2018 was only the third year out of the past 10 in which micro cap value stocks, as measured by the -11.96% return of the Russell Microcap® Value Index, outperformed micro cap growth stocks, as measured by the -14.18% return of the Russell Microcap® Growth Index.

Fund Performance

The Segall Bryant & Hamill Micro Cap Fund returned -13.06% for the year, performing in line with the benchmark’s -13.08% return. Absolute returns for all 11 sectors of the Fund were negative, while within the benchmark, returns were negative in all but two sectors. The Fund’s worst-performing sectors on an absolute basis were Materials, Consumer Discretionary and Real Estate. The benchmark’s worst absolute performers were Energy, Materials and Consumer Discretionary. The Fund outperformed the benchmark in six of 11 sectors.

Contributors to Return

The Fund’s strongest sectors relative to the benchmark for 2018 were Health Care, Financials and Energy. Among the best-performing individual holdings was health care services company Addus HomeCare Corp. (ADUS), which provides in-home personal and medical care services. The stock advanced following strong earnings and strategic acquisition announcements. Ensign Group, Inc. (ENSG), which offers nursing and rehabilitative care services, also contributed positively this year due to better-than-expected results and analyst upgrades. Another strong performer was Renewable Energy Group,

Inc. (REGI), which produces biofuels and renewable chemicals. The stock price rose sharply after the company reported solid second-quarter and first-half 2018 earnings.

Detractors from Performance

The Fund’s weakest sectors relative to the benchmark were Consumer Discretionary, Consumer Staples and Materials. Among the Fund’s largest individual detractors was Roadrunner Transportation Systems, Inc. (RRTS), which offers truck-freight transportation services. An investigation found that the company had overstated net income from 2011 to 2016 following several acquisitions. Another detractor during the period was Lannett Co., Inc. (LCI), a generic pharmaceutical manufacturer. The stock sold off after losing a key contract and revising profit forecasts lower. Medical device company MiMedx Group, Inc. (MDXG) also proved to be a drag on the Fund’s performance. The stock price fell sharply in February 2018 after news surfaced that the company’s sales and distribution practices were being investigated by the U.S. Justice Department, which ultimately led to the resignations of the company’s CEO, CFO and COO.

Outlook and Positioning

U.S. equity markets, which had been seemingly sheltered from the worries affecting global markets, finally succumbed in the fourth quarter of 2018. This equity market weakness occurred despite the U.S. economy remaining fundamentally sound, as employment and other measures of economic health remain strong. With headlines about slowing economies abroad and the possibility that trade tensions with China may affect the U.S. economy, fears of a potential recession appear to have taken hold of investors. The recent pullback had the greatest impact on smaller companies, with the Russell Microcap® Index suffering the most amongst the Russell 2000® and Russell 1000®. An apparent silver lining is that the aggregate price-to-book value of the companies within the Russell Microcap® Index is now below its five-year median, which means there are potentially more bargains than investors have seen in years. We are excited for the opportunities that 2019 holds for the micro cap asset class.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Addus HomeCare Corp.	0.80%	0.48%
Ensign Group, Inc.	0.92	0.45
Natera, Inc.	0.66	0.42
Renewable Energy Group, Inc.	0.63	0.40
HCI Group, Inc.	0.71	0.40
5 Lowest	Average Weight	Contribution to Return
Fortress Biotech, Inc.	0.42%	-0.33%
Bassett Furniture Industries, Inc.	0.53	-0.35
MiMedx Group, Inc.	0.28	-0.38
Lannett Co., Inc.	0.23	-0.43
Roadrunner Transportation Systems, Inc.	0.17	-0.58

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	3

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing primarily in small, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	-13.76%	3.17%	1.44%	9.53%	5.33%	12/13/2004
Institutional Class (WISVX)	-13.55	3.38	1.63	9.69	5.45	9/28/2007
Russell 2000® Value Index	-12.86	7.37	3.61	10.40	6.03
Lipper Small-Cap Value Index	-15.82	5.45	2.33	10.81	6.09

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.47%, Net: 1.31%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.27%, Net: 1.13%

Sector Allocation (as of 12/31/18)

Financials	30.8%
Real Estate	13.2
Information Technology	12.6
Consumer Discretionary	10.0
Industrials	8.9
Energy	8.0
Utilities	5.7
Health Care	5.7
Materials	1.8
Consumer Staples	1.8
Communication Services	1.3

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Enerplus Corp.	3.4%
Southwest Gas Holdings, Inc.	3.3
Ensign Group, Inc.	3.2
GEO Group, Inc.	3.1
Graham Holdings Co.	3.0
TiVo Corp.	2.8
Radian Group, Inc.	2.8
MDC Holdings, Inc.	2.6
Umpqua Holdings Corp.	2.6
Glacier Bancorp, Inc.	2.6
Total (% of Net Assets)	29.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

4	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

U.S. equity markets started 2018 with exuberance. Investors focused on tax reform and healthy economic growth, while ignoring trade tensions, rising labor and material costs, as well as the gradual tightening cycle being implemented by the U.S. Federal Reserve (Fed). Aside from a short pullback from late January into early February of 2018, U.S. markets were strong through the end of the third quarter, which in August resulted in the longest bull market on record. As the third quarter ended, bullishness gave way to bearishness. Concerns over rising interest rates, China trade tensions, the partial government shutdown, slowing global growth and global policy uncertainty appear to have taken hold. Investors became incrementally more defensive, shifting away from stocks with higher leverage, above-average foreign sales exposure and higher volatility. Unlike previous risk-off market pullbacks, neither valuation nor a commitment to paying a dividend provided a cushion, which continued the two-year trend of markets tending to overlook valuation and dividend payments.

Fund Performance

The Segall Bryant & Hamill Small Cap Value Dividend Fund returned -13.76% (retail class) for the year, lagging the -12.86% return of its benchmark, the Russell 2000® Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark for the year were Health Care, Energy and Consumer Staples. Health Care sector holding Ensign Group, Inc. (ENSG), a provider of skilled nursing and rehabilitation care services, was the Fund’s top performer for the year. The company continued to expand on occupancy gains at acquired facilities, while maintaining its core skilled nursing segment and growing ancillary segments. ENSG increased its guidance for earnings estimates as visibility into near-term reimbursement rates improved. The reimbursement environment remains challenging for smaller operators and we believe this should enable ENSG to continue acquiring facilities at attractive valuations. Another strong performer was Energy sector holding SM Energy Co. (SM), an oil and gas exploration and production company with operations in the Permian and Eagle Ford basins. The stock had been heavily discounted relative to the industry at the start of 2018, partly due to its higher-than-average level of debt. As oil prices rose and SM’s Midland Basin oil wells exceeded expectations, its stock recovered and outperformed. We sold the Fund’s position in SM at the end of the third quarter as it reached our estimated intrinsic value.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Information Technology, Financials and Industrials. TiVo Corp. (TIVO), a provider of entertainment technology, software and services, had a challenging year in 2018 as legal battles with Comcast, along with the departure of its CEO in the middle of a strategic review process, weighed on its stock. We believe that TIVO will ultimately prevail versus Comcast, and we are also optimistic that the strategic review process will help reveal the underlying value of the company’s cash flow stream, which currently isn’t reflected in its stock price. Silicon Motion Technology Corp. (SIMO), a developer, manufacturer and supplier of semiconductor products for the electronics market, was another detractor from the Fund’s performance in 2018. The stock suffered along with the entire tech supply chain, which has been somewhat paralyzed by fears over the trade war with China. We believe SIMO’s underlying fundamentals are moving in a positive direction with lower NAND (a type of memory storage) prices and improved volumes. However, the delay in acceptance of a new technology win with current customer Alibaba weighed on the stock. SIMO’s dominant position in the merchant controller market, along with its large net cash position and free cash flow generation, support our favorable outlook for the stock.

Outlook and Positioning

Uncertainty and risk intensified in the fourth quarter, driving volatility higher. Looking ahead, we expect continued volatility as investors ponder the implications of a strong domestic economy paired with policy uncertainty, interest rate actions by the Fed and a slowing global economy. The market environment of the last two years has largely ignored valuation, focusing instead on momentum and growth, which has created headwinds for our strategy. Despite these challenges, we remain confident in our belief that over time attractively valued, fundamentally sound businesses that generate consistent cash flows and pay dividends will be rewarded.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Ensign Group, Inc.	3.00%	1.39%
Travelport Worldwide Ltd.	1.86	0.72
Bio-Techne Corp.	1.00	0.49
SM Energy Co.	1.05	0.43
Americold Realty Trust	1.32	0.41
5 Lowest	Average Weight	Contribution to Return
Union Bankshares Corp.	1.35%	-0.69%
Silicon Motion Technology Corp.	2.26	-0.69
Enerplus Corp.	4.21	-0.77
Range Resources Corp.	0.87	-0.84
TiVo Corp.	3.06	-1.26

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	5

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

Fund Management

Brian C. Fitzsimons, CFA Portfolio Manager

Mitch S. Begun, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	3.19%	12.25%	6.94%	—	7.17%	12/20/2013
Institutional Class (WISGX)	3.56	12.52	7.26	—	7.50	12/20/2013
Russell 2000® Growth Index	-9.31	7.24	5.13	—	5.45
Lipper Small-Cap Growth Index	-3.93	9.05	5.51	—	5.77

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.15%, Net: 1.15%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.98%, Net: 0.98%

Sector Allocation (as of 12/31/18)

Information Technology	27.3%
Health Care	24.6
Industrials	13.7
Financials	9.7
Consumer Discretionary	9.3
Communication Services	5.1
Materials	2.8
Consumer Staples	2.3
Energy	1.9
Real Estate	1.6

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

EPAM Systems, Inc.	2.6%
Envestnet, Inc.	2.3
Everbridge, Inc.	2.3
Bright Horizons Family Solutions, Inc.	2.2
MAXIMUS, Inc.	2.1
Globus Medical, Inc.	2.1
Globant SA	2.0
Amedisys, Inc.	2.0
BioTelemetry, Inc.	1.9
Hexcel Corp.	1.9
Total (% of Net Assets)	21.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Small Cap Growth Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.14% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

6	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

After delivering positive returns for 10 straight quarters, the Russell 2000® Growth Index posted its worst quarterly performance since the third quarter of 2011, returning -21.65% for the fourth quarter of 2018. For the year, the Russell 2000® Growth Index returned -9.31%, its worst-performing calendar year since 2008. While the market is signaling likely slower growth going forward, it certainly has been a very good extended period for equities. Stepping back, the Russell 2000® Growth Index has returned 13.52% annualized for the last decade, coinciding with the second-longest economic expansion in history.

Fund Performance

For 2018, the Segall Bryant & Hamill Small Cap Growth Fund outperformed its benchmark, returning 3.19% (retail class) compared to the Russell 2000® Growth Index’s -9.31% return.

Contributors to Return

The three sectors that contributed most to the Fund’s performance relative to its benchmark in 2018 were Information Technology, Health Care and Industrials. Amedisys, Inc. (AMED), a leading provider of home health care, was the Fund’s best-performing stock during 2018. The company reported accelerating growth in its core home nursing business and strong results in its hospice segment. Home nursing is seen as an attractive alternative to facility-based care, particularly as Medicare has continued to push for better outcomes at lower costs. We believe AMED is well positioned as a high-quality provider of home nursing services. Another significant contributor was Twilio, Inc. (TWLO), a leading communications software provider. TWLO provides a platform that enables other companies such as Uber, Zendesk, Salesforce.com and Airbnb to add communication capabilities to their web and mobile platforms. The company reported strong results in 2018, with sales growth accelerating despite the growing revenue base, indicating rapid adoption of its product portfolio. We exited the position in the fourth quarter due to near-term valuation concerns along with risk related to the integration of SendGrid, Inc. (SEND), which TWLO announced its intent to acquire in the fourth quarter. Everbridge, Inc. (EVBG), another communications software provider, was also a top-performing stock in 2018. The company provides solutions that enable organizations to communicate effectively during critical events. EVBG has been expanding the market for its core solutions and, in our opinion, is emerging as a clear leader in the space.

Detractors from Return

The three sectors that detracted most from the Fund’s performance relative to its benchmark in 2018 were Communications Services, Consumer Staples and Financials. The Fund’s worst-performing stock in 2018 was Lions Gate Entertainment Corp. (LGF), a leading entertainment content producer and distributor. The company disappointed investors with increased investment costs related to content development and international expansion at its Starz network, along with a leaner-than-expected film release schedule for 2018. We believe the company is taking the right steps to create a stronger pipeline of proprietary content at Starz, which should ultimately improve subscriber retention. In addition, we believe the global expansion of the brand should help drive subscriber growth. Another significant detractor in 2018 was Bank OZK (OZK), a regional bank primarily operating in the southeastern United States. Increased concerns over slowing loan growth, along with credit quality deterioration, were material headwinds to the stock. We continue to believe that the bank will exhibit better organic loan growth and credit quality than its regional peers, which we believe should manifest in consistently higher returns on capital over time. QTS Realty Trust, Inc. (QTS), a data center real estate investment trust (REIT), was a significant underperformer during the year. The stock was weak after the company announced a restructuring that detailed plans to exit its cloud business and instead focus efforts on growing its colocation and wholesale segments. Overall, we are optimistic about this decision; however, we believe it will take time for the restructuring to bear fruit. Subsequently, QTS has seen strong leasing activity and an improvement in margins, but this trend will need to continue in order to rebuild investor confidence in the company’s ability to execute on its growth vision.

Outlook and Positioning

As of the end of 2018, the Fund was overweight primarily in the Information Technology sector and underweight primarily in the Consumer Discretionary and Industrials sectors.

In our past few quarterly commentaries, we expressed concerns about valuation in certain pockets of the market and actively had been reducing exposure to names that had surpassed our valuation expectations. Consequently, the increased market volatility has been a welcome sight as it has provided opportunities to initiate new positions in or add to existing positions in companies that we believe have attractive long-term growth prospects, but which have been indiscriminately sold down in the recent pullback.

As bottom-up investors, our focus is not on predicting macroeconomic cycles, but rather on finding companies that can grow consistently across the inevitable economic ups and downs. We believe taking a long-term investment view, while building a portfolio of companies that have unique products and services that do not necessarily need economic tailwinds to thrive, is a sound strategy for seeking strong risk-adjusted returns in the growth universe.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Amedisys, Inc.	1.88%	1.62%
Twilio, Inc.	0.78	1.28
Everbridge, Inc.	1.85	1.17
Zendesk, Inc.	1.76	1.15
Glaukos Corp.	1.16	0.90
5 Lowest	Average Weight	Contribution to Return
Lions Gate Entertainment Corp. Class B	0.66%	-0.49%
Bank OZK	1.02	-0.50
PolyOne Corp.	1.66	-0.53
QTS Realty Trust, Inc.	1.35	-0.60
Lions Gate Entertainment Corp. Class A	1.14	-0.81

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	7

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in small- and medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSDX)	-13.88%	—	—	—	-6.68%	12/16/2016
Institutional Class (WISDX)	-13.85	—	—	—	-6.57	12/16/2016
Russell 2500™ Value Index	-12.36	—	—	—	-1.68
Lipper Mid-Cap Value Index	-14.89	—	—	—	-2.64

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 10.57%, Net: 1.21%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 10.41%, Net: 1.06%

Sector Allocation (as of 12/31/18)

Financials	22.0%
Real Estate	15.6
Industrials	11.8
Information Technology	11.1
Consumer Discretionary	10.0
Utilities	9.4
Energy	6.4
Materials	4.2
Health Care	3.5
Consumer Staples	3.2
Communication Services	2.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Oshkosh Corp.	3.0%
Primoris Services Corp.	2.8
Radian Group, Inc.	2.8
National Fuel Gas Co.	2.7
Graham Holdings Co.	2.6
Mosaic Co.	2.6
GEO Group, Inc.	2.6
Southwest Gas Holdings, Inc.	2.5
MDC Holdings, Inc.	2.5
Public Service Enterprise Group, Inc.	2.4
Total (% of Net Assets)	26.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Smid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small- and mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

8	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

U.S. equity markets started 2018 with exuberance. Investors focused on tax reform and healthy economic growth, while ignoring trade tensions, rising labor and material costs, as well as the gradual tightening cycle being implemented by the U.S. Federal Reserve (Fed). Aside from a short pullback from late January into early February of 2018, U.S. markets were strong through the end of the third quarter, which in August resulted in the longest bull market on record. As the third quarter ended, bullishness gave way to bearishness. Concerns over rising interest rates, China trade tensions, the partial government shutdown, slowing global growth and global policy uncertainty appear to have taken hold. Investors became incrementally more defensive, shifting away from stocks with higher leverage, above-average foreign sales exposure and higher volatility. Unlike previous risk-off market pullbacks, neither valuation nor a commitment to paying a dividend provided a cushion, which continued the two-year trend of markets tending to overlook valuation and dividend payments.

Fund Performance

The Segall Bryant & Hamill Smid Cap Value Dividend Fund returned -13.88% (retail class) for the year, lagging the -12.36% return of its benchmark, the Russell 2500TM Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in 2018 were Energy, Materials and Real Estate. SM Energy Co. (SM), an oil and gas exploration and production company with operations in the Permian and Eagle Ford basins, was the Fund’s largest contributor in the Energy Sector. The stock had been heavily discounted relative to the industry at the start of 2018, partly due to its higher-than-average level of debt. As oil prices rose and SM’s Midland Basin oil wells exceeded expectations, its stock recovered and outperformed. We sold the Fund’s position in SM at the end of the third quarter as it reached our estimate of intrinsic value. Real Estate holding Americold Realty Trust (COLD), a cold storage industrial REIT, was among the Fund’s top performers in 2018. The company continued to beat sales and earnings expectations due to strong execution and solid industry fundamentals. We believe its active management of customer contracts and solid cost controls support an outlook for healthy additional margin gains. Our positive outlook is further supported by recent development announcements, its enhanced balance sheet and an expanded management team to incrementally leverage COLD’s healthy financial position and drive future growth higher.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Financials, Information Technology and Communication Services. The Fund’s largest detractor in the Information Technology sector was TiVo Corp. (TIVO), a provider of entertainment technology, software and services. TIVO had a challenging year in 2018 as legal battles with Comcast, along with the departure of its CEO in the middle of a strategic review process, weighed on its stock. We believe that TIVO will ultimately prevail versus Comcast, and we are also optimistic that the strategic review process will help reveal the underlying value of the company’s cash flow stream, which currently isn’t reflected in its stock price. Another detractor from the Fund’s performance was Energy sector holding Range Resources Corp. (RRC), an independent natural gas and oil company. RRC’s stock struggled in 2018 as oil prices declined dramatically. Although RRC is primarily a natural gas producer, it also sells natural gas liquids that are produced from every well. Generally, these natural gas liquids are sold at a significant premium to natural gas prices; however, the sale price is based on an oil index, which made this part of RRC’s business less profitable in 2018. Additionally, the company’s current debt balance made it more sensitive to these commodity changes. Our thesis for owning RRC is centered around the company de-leveraging its balance sheet, which we believe they are executing well, and our outlook has not changed.

Outlook and Positioning

Uncertainty and risk intensified in the fourth quarter, driving volatility higher. Looking ahead, we expect continued volatility as investors ponder the implications of a strong domestic economy paired with policy uncertainty, interest rate actions by the Fed and a slowing global economy. The market environment of the last two years has largely ignored valuation, focusing instead on momentum and growth, which has created headwinds for our strategy. Despite these challenges, we remain confident in our belief that over time attractively valued, fundamentally sound businesses that generate consistent cash flows and pay dividends will be rewarded.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Ensign Group, Inc.	1.35%	0.70%
Travelport Worldwide Ltd.	1.09	0.65
SM Energy Co.	1.08	0.52
Americold Realty Trust	0.94	0.32
Lamb Weston Holdings, Inc.	1.28	0.30
5 Lowest	Average Weight	Contribution to Return
Oshkosh Corp.	1.95%	-0.65%
Big Lots, Inc.	1.70	-0.67
Primoris Services Corp.	1.52	-0.73
TiVo Corp.	2.38	-0.88
Range Resources Corp.	1.20	-1.16

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	9

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	-14.12%	3.78%	4.41%	11.18%	8.18%	10/1/1998
Institutional Class (WIMCX)	-13.97	3.97	4.52	11.25	8.21	4/29/2016
Russell Midcap® Value Index	-12.29	6.06	5.44	13.03	9.23
Lipper Mid-Cap Value Index	-14.89	4.21	3.21	11.86	8.44

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.16%, Net: 1.16%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.97%, Net: 0.97%

Sector Allocation (as of 12/31/18)

Financials	20.7%
Real Estate	14.8
Utilities	11.6
Information Technology	10.4
Industrials	9.7
Consumer Discretionary	7.9
Health Care	5.9
Consumer Staples	5.3
Energy	4.6
Communication Services	4.3
Materials	2.8

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Public Service Enterprise Group, Inc.	3.1%
Enerplus Corp.	2.9
Genpact, Ltd.	2.7
Grifols SA	2.7
National Fuel Gas Co.	2.7
Kansas City Southern	2.6
Everest Re Group, Ltd.	2.6
Viacom, Inc.	2.6
Expedia Group, Inc.	2.5
Republic Services, Inc.	2.4
Total (% of Net Assets)	26.7%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Mid Cap Value Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

10	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

U.S. equity markets started 2018 with exuberance. Investors focused on tax reform and healthy economic growth, while ignoring trade tensions, rising labor and material costs, as well as the gradual tightening cycle being implemented by the U.S. Federal Reserve (Fed). Aside from a short pullback from late January into early February of 2018, U.S. markets were strong through the end of the third quarter, which in August resulted in the longest bull market on record. As the third quarter ended, bullishness gave way to bearishness. Concerns over rising interest rates, China trade tensions, the partial government shutdown, slowing global growth and global policy uncertainty appear to have taken hold. Investors became incrementally more defensive, shifting away from stocks with higher leverage, above-average foreign sales exposure and higher volatility. Unlike previous risk-off market pullbacks, neither valuation nor a commitment to paying a dividend provided a cushion, which continued the two-year trend of markets tending to overlook valuation and dividend payments.

Fund Performance

The Segall Bryant & Hamill Mid Cap Value Dividend Fund returned -14.12% (retail class) for 2018, lagging the -12.29% return of its benchmark, the Russell Midcap® Value Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in the year were Consumer Staples, Materials and Energy. Lamb Weston Holdings, Inc. (LW), a producer and marketer of value-added frozen potato products, was the Fund’s top performer in the Consumer Staples sector. The company benefited from a favorable supply and demand environment and reported better-than-expected sales and earnings throughout the year. LW has demonstrated pricing power without sacrificing volumes in a very challenging food industry environment, which drove returns and cash flows higher. Another strong performer was Energy sector holding Anadarko Petroleum Corp. (APC), an international midstream exploration and production company focused on the Delaware Basin, DJ Basin and offshore Gulf of Mexico. APC reported strong operational performance despite volatile oil prices. Additionally, it committed to returning significant cash to shareholders through a large dividend increase, a $3 billion share buyback program and the repayment of $1 billion in debt. We sold the position early in the third quarter as the stock price approached our price target.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Health Care, Communication Services and Financials. Financials sector holding FNB Corp. (FNB), a regional bank focused in Ohio and Pennsylvania, was a detractor from performance as a flattening yield curve stoked investor fears that we are in the late stages of the economic cycle. Bank stocks sold off meaningfully and FNB sold off slightly more due to a recent execution misstep. We believe the selloff was overdone and that FNB has internal opportunities to reduce expenses, improve net interest margin and shift its loan mix towards higher-returning commercial loans. Another detractor from the Fund’s performance was Energy sector holding Range Resources Corp. (RRC), an independent natural gas and oil company. RRC’s stock struggled in 2018 as oil prices declined dramatically. Although RRC is primarily a natural gas producer, it also sells natural gas liquids that are produced from every well. Generally, these natural gas liquids are sold at a significant premium to natural gas prices; however, the sale price is based on an oil index, which made this part of RRC’s business less profitable in 2018. Additionally, the company’s current debt balance made it more sensitive to these commodity changes. Our thesis for owning RRC is centered around the company de-leveraging its balance sheet, which we believe they are executing well, and our outlook has not changed.

Outlook and Positioning

Uncertainty and risk intensified in the fourth quarter, driving volatility higher. Looking ahead, we expect continued volatility as investors ponder the implications of a strong domestic economy paired with policy uncertainty, interest rate actions by the Fed and a slowing global economy. The market environment of the last two years has largely ignored valuation, focusing instead on momentum and growth, which has created headwinds for our strategy. Despite these challenges, we remain confident in our belief that over time attractively valued, fundamentally sound businesses that generate consistent cash flows and pay dividends will be rewarded.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Lamb Weston Holdings, Inc.	2.45%	0.68%
Americold Realty Trust	1.37	0.48
OGE Energy Corp.	1.62	0.46
AmTrust Financial Services, Inc.	0.42	0.38
Anadarko Petroleum Corp.	1.60	0.32
5 Lowest	Average Weight	Contribution to Return
Investors Bancorp Inc.	1.97%	-0.68%
FNB Corp.	1.51	-0.69
PVH Corp.	2.05	-0.71
Enerplus Corp.	1.82	-0.97
Range Resources Corp.	1.72	-1.08

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	11

Segall Bryant & Hamill Large Cap Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying domestic companies.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	-1.36%	4.68%	5.05%	12.08%	8.50%	6/1/1988
Institutional Class (WILGX)	-1.25	4.91	5.28	12.30	8.57	9/28/2007
Russell 1000® Index	-4.78	9.09	8.21	13.28	10.15
Segall Bryant & Hamill Large-Cap Dividend Custom Index	-4.78	7.45	8.19	14.12	9.71
Russell 1000® Growth Index	-1.51	11.15	10.40	15.29	10.07
Lipper Large-Cap Core Index	-5.13	8.80	7.33	12.09	9.01

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.76%, Net: 0.89%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.61%, Net: 0.74%

Sector Allocation (as of 12/31/18)

Consumer Discretionary	20.0%
Information Technology	19.3
Health Care	14.8
Consumer Staples	12.3
Financials	10.5
Utilities	8.1
Industrials	7.8
Materials	3.1
Energy	3.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Pfizer, Inc.	5.2%
Xilinx, Inc.	5.1
Yum! Brands, Inc.	4.9
Walmart, Inc.	4.5
Kimberly-Clark Corp.	4.4
Exelon Corp.	4.3
Broadcom, Inc.	4.2
Starbucks Corp.	4.2
CSX Corp.	4.1
Chubb, Ltd.	3.9
Total (% of Net Assets)	44.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Large Cap Dividend Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/ reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

12	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

U.S. equity markets started 2018 with exuberance. Investors focused on tax reform and healthy economic growth, while ignoring trade tensions, rising labor and material costs, as well as the gradual tightening cycle being implemented by the U.S. Federal Reserve (Fed). Aside from a short pullback from late January into early February of 2018, U.S. markets were strong through the end of the third quarter, which in August resulted in the longest bull market on record. As the third quarter ended, bullishness gave way to bearishness. Concerns over rising interest rates, China trade tensions, the partial government shutdown, slowing global growth and global policy uncertainty appear to have taken hold. Investors became incrementally more defensive, shifting away from stocks with higher leverage, above-average foreign sales exposure and higher volatility. Unlike previous risk-off market pullbacks, neither valuation nor a commitment to paying a dividend provided a cushion, which continued the two-year trend of markets tending to overlook valuation and dividend payments.

Fund Performance

The Segall Bryant & Hamill Large Cap Dividend Fund returned -1.36% (retail class) for 2018, outperforming the -4.78% return of its benchmark, the Russell 1000® Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in 2018 were Consumer Discretionary, Industrials and Utilities. Industrials sector holding CSX Corp. (CSX), a rail transport provider, was among the Fund’s top contributors. The company achieved strong operating results that were driven by volumes, pricing and significant operational improvement, which enhanced efficiencies and cost management across its network. CSX continued to execute well, progressing towards its outlined operational targets while driving higher cash flows. We believe this can support dividend growth, as evidenced by a 10% increase in its dividend early in the year. Another strong performer in 2018 was Utility sector company Exelon Corp. (EXC), an energy provider which operates in the Midwest and Mid-Atlantic regions. Regulated utilities experienced positive momentum including state rate increases. In addition, several states began subsidizing independent nuclear power plants, which we believe may foreshadow regional grid and Federal Energy Regulatory Commission (FERC) initiatives as the pursuit of guaranteed capacity and national security drive the industry.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Health Care, Consumer Staples and Materials. The Fund’s poorest performer in the Consumer Staples sector was General Mills, Inc. (GIS) a manufacturer and marketer of branded consumer foods. The food product industry has been plagued by rising input costs, which has exacerbated supply chain pressure and distribution inefficiencies that GIS had already been facing. These cost pressures resulted in the company reducing guidance, and the stock price reacted negatively. GIS has continued to generate strong cash flow and has indicated that returning cash to shareholders is a priority for the company. Additionally, we anticipate improvement as GIS implements infrastructure realignment and cost control programs. Eastman Chemical Co. (EMN), a global specialty chemical company that manufactures and sells a variety of chemicals, fibers and plastics, was the Fund’s largest detractor in the Materials sector. Although the company posted strong operating results relative to expectations, investors’ anxiety around rising raw material costs, peaking ethylene margins and potential competition in adhesives have weighed on sentiment. We view EMN as well positioned relative to global competitors in terms of input costs and believe the company should benefit from diversification through new product introductions. EMN generates strong cash flows and has been returning significant amounts of cash to shareholders while trading at what we believe is an attractive valuation.

Outlook and Positioning

Uncertainty and risk intensified in the fourth quarter, driving volatility higher. Looking ahead, we expect continued volatility as investors ponder the implications of a strong domestic economy paired with policy uncertainty, interest rate actions by the Fed and a slowing global economy. The market environment of the last two years has largely ignored valuation, focusing instead on momentum and growth, which has created headwinds for our strategy. Despite these challenges, we remain confident in our belief that over time attractively valued, fundamentally sound businesses that generate consistent cash flows and pay dividends will be rewarded.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Xilinx, Inc.	4.09%	1.04%
Pfizer, Inc.	4.25	0.88
Exelon Corp.	3.88	0.77
Broadridge Financial Solutions, Inc.	3.95	0.64
CSX Corp.	4.12	0.57
5 Lowest	Average Weight	Contribution to Return
Eastman Chemical Co.	3.80%	-0.59%
Prudential Financial, Inc.	2.14	-0.76
General Mills, Inc.	2.92	-0.82
International Business Machines Corp.	3.31	-1.00
Cardinal Health, Inc.	2.89	-1.12

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	13

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in the stocks of small international companies that we believe are poised for growth.

Fund Management

John C. Fenley, CFA Portfolio Manager

Jeremy A. Duhon, CFA Portfolio Manager*

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	-22.98%	1.50%	-3.02%	10.61%	4.17%	12/15/1999
Institutional Class (WIIFX)	-22.90	1.65	-2.93	10.66	4.19	4/29/2016
MSCI ACWI ex USA Small Cap Index	-18.20	3.82	1.96	10.02	6.11
Lipper International Small-Cap Index	-18.82	2.77	1.65	10.15	6.32

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.75%, Net: 1.50%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.57%, Net: 1.35%

Sector Allocation (as of 12/31/18)

Information Technology	28.4%
Consumer Discretionary	24.7
Communication Services	15.5
Industrials	11.4
Financials	8.9
Health Care	4.4
Consumer Staples	3.8
Real Estate	2.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Keywords Studios PLC	5.5%
Webjet, Ltd.	5.3
CANCOM SE	4.8
Fortnox AB	3.8
MarkLines Co., Ltd.	3.3
Corporate Travel Management, Ltd.	3.2
Fu Shou Yuan International Group, Ltd.	3.1
Amaysim Australia, Ltd.	3.0
Appen, Ltd.	2.8
Autohome, Inc.	2.8
Total (% of Net Assets)	37.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Fundamental International Small Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements above and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

*	As was announced, Mr. Duhon stepped down as a portfolio manager of the Fundamental International Small Cap Fund effective February 11, 2019.

14	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

Global equity markets ended 2018 in negative territory, as geopolitical tensions mounted throughout the year. Negative returns in the U.S. equity markets, developed international markets and emerging markets were exacerbated by global uncertainty precipitated by the U.S.-China trade war. Additionally, although U.S. markets had been largely positive in the first half of 2018, rate hikes from the U.S. Federal Reserve (Fed) and fears that the U.S. may be entering a late stage in its economic cycle also contributed to a reversal. A strengthening U.S. dollar in 2018 added to the downward pressure on international markets, especially emerging markets. In China, a lack of significant stimulus measures and weak economic data led to continued bearish sentiment. Japanese equity markets fell due to concerns over trade tensions between the country’s two largest trading partners, the United States and China. Uncertainty surrounding Brexit and Italy’s budget crisis led to poor performance in European markets.

Fund Performance

Investors’ fears about slowing global growth led international markets to fall alongside U.S. equity indexes. Against this backdrop, the Segall Bryant & Hamill Fundamental International Small Cap Fund returned -22.98% (retail class) for the year compared to a -18.20% return for its benchmark, the MSCI ACWI ex USA Small Cap Index.

The Fund’s holdings in Canada and Sweden outperformed those in the benchmark in 2018. Holdings in Japan, Turkey and Denmark detracted from the Fund’s performance relative to its benchmark.

Contributors to Return

Yihai International Holding, Ltd. was the Fund’s greatest individual contributor for the year. Yihai manufactures hot pot condiments in China. It is the sole supplier of broth bases for the rapidly growing hot pot chain Haidilao, which enjoys strong brand loyalty and has continued to open new locations in China and globally. Another significant contributor to the Fund’s return this year was Autohome, Inc., which operates the largest online automotive classifieds site in China. The company has a large, engaged user base, and the auto market in China has been growing rapidly. As an online portal, the company requires little incremental capital to grow and has therefore realized strong margins and substantial free cash flow generation.

Detractors from Return

Australia-based BWX, Ltd. was a significant detractor from the Fund’s performance in 2018. The company develops, manufactures, distributes and markets branded skin and hair care products, with an emphasis on “natural” products. BWX acquires brands that have established strong market positions and then works to grow them through investing in product development and marketing. In the third quarter, BWX evaluated an unsolicited buyout offer. The company subsequently revised down its profit guidance for the upcoming fiscal year, as quarterly results underperformed, which contributed to its decline in share price. China Medical System Holdings, Ltd. was another detractor from the Fund’s performance in 2018. The company markets pharmaceutical products, primarily in China, with a focus on niche, innovative drugs. Over the period, investor concerns over potential regulations limiting drug prices negatively impacted the stock’s performance. Despite these concerns, we believe China Medical System Holdings is positioned for continued strong growth as the regulations have not affected the company’s portfolio.

Outlook and Positioning

We believe that markets have already priced in the continued uncertainty from geopolitical concerns. Against this backdrop, we remain confident that our focus on holdings with reasonable valuations supported by strong fundamentals, such as strong cash generation and low indebtedness, will position the Fund well for 2019.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Yihai International Holding, Ltd.	1.97%	0.92%
Autohome, Inc.	3.02	0.70
Fortnox AB	3.19	0.65
Softcat PLC	2.00	0.53
Corporate Travel Management, Ltd.	3.49	0.47
5 Lowest	Average Weight	Contribution to Return
Keywords Studios PLC	4.78%	-1.66%
Logo Yazilim Sanayi Ve Ticaret AS	2.07	-1.77
Tateru, Inc.	1.48	-1.87
China Medical System Holdings, Ltd.	3.02	-1.97
BWX, Ltd.	1.86	-2.65

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	15

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	-8.70%	5.83%	4.24%	9.46%	8.10%	6/1/1988
Institutional Class (WIMVX)	-8.53	5.97	4.40	9.63	8.17	9/28/2007
Russell Developed Large-Cap Index*	-8.93	6.31	4.61	9.96	—
MCSI World Index	-8.71	6.30	4.56	9.67	6.69
Lipper Large-Cap Core Index	-5.13	8.80	7.33	12.09	9.01

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.21%, Net: 0.90%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.10%, Net: 0.75%

Sector Allocation (as of 12/31/18)

Consumer Discretionary	16.6%
Consumer Staples	13.8
Financials	13.7
Health Care	13.6
Information Technology	13.5
Industrials	9.3
Energy	6.7
Utilities	5.5
Communication Services	3.2
Materials	3.1

Sector classifications presented are based on the Global Industry Classification Standard (GICS) methodology.

Sector weights may not sum to 100% due to rounding.

The sector allocation table above does not include any cash or cash equivalents.

Top Ten Holdings (as of 12/31/18)

Nestle SA	4.0%
Toyota Motor Corp.	4.0
Helvetia Holding AG	3.9
Exelon Corp.	3.8
Kimberly-Clark Corp.	3.8
AbbVie, Inc.	3.8
Novartis AG	3.7
US Bancorp	3.7
Walmart, Inc.	3.7
Koninklijke Vopak NV	3.6
Total (% of Net Assets)	38.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments. Holdings are subject to change and may not reflect the current or future position of the Fund.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Global Large Cap Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.89% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

From December 20, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

*	Effective December 31, 2018, FTSE Russell discontinued the Fund’s benchmark index, the Russell Developed Large Cap Index. As such, effective January 1, 2019, the Board of Trustees approved the MSCI World Index as the Fund’s benchmark index.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

16	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

Global equity markets ended 2018 in negative territory as bullishness gave way to bearishness. Having bid up stocks in the third quarter of 2018 to achieve the longest bull market on record, investors appear to have become fearful of rising interest rates, China trade tensions, the partial government shutdown and global policy uncertainty. As investors attempted to reduce risk, markets saw a transition away from more economically sensitive stocks, such as those in the Energy sector, and toward more defensive stocks, such as those in the Utilities sector. Investors also favored stocks with less exposure to non-U.S. sales and those of larger capitalization companies. Unlike previous risk-off market pullbacks, neither reasonable valuation nor a commitment to paying a dividend provided a cushion, which continued the two-year trend of markets tending to overlook valuation and dividend payments.

Fund Performance

The Segall Bryant & Hamill Global Large Cap Fund returned -8.70% for 2018, outperforming the -8.93% return of its benchmark, the Russell Developed Large Cap Index.

Contributors to Return

The sectors that contributed most to the Fund’s return relative to its benchmark in 2018 were Financials, Energy and Consumer Discretionary. The Fund’s top performer was Energy sector holding Total SA (TOT). Early in 2018, this oil and gas exploration and production company began seeing benefits from its three-year effort to expand access to low-cost resources. The stock was also driven higher by a significant increase in oil prices in the spring of 2018. Both the improved asset base and higher oil prices improved the outlook for TOT’s cash flow and capital return. We sold the stock in April as we believed the improved prospects for capital returns were priced into the stock. Consumer Discretionary sector holding Starbucks Corp. (SBUX), a producer, marketer and retailer of specialty coffee, was also among the Fund’s top performers in 2018. SBUX’s management reaffirmed fiscal year 2019 guidance and updated its long-term outlook. While growth projections were in line with expectations, details of the company’s strategy for supporting its growth plan resonated well with investors.

Detractors from Return

The Fund’s weakest sectors relative to its benchmark were Health Care, Information Technology and Industrials. Health Care sector holding Bayer AG (BAYN GR) was the Fund’s most significant detractor in 2018. Shares of this developer, manufacturer and distributor of health care and nutrition products, as well as high-tech materials, declined nearly 20% in the third quarter following the outcome of a court case involving Roundup herbicide, a Monsanto product. (BAYN completed its acquisition of Monsanto in August 2018). In the court case, a jury awarded a man $289 million based on the belief that glyphosate, the active ingredient in Roundup, caused his lymphoma. The potential that this jury award would stand and serve as precedent for additional individual and class action suits injected significant uncertainty into investors’ perceptions of future legal risks for BAYN. However, we believe that the company’s shares have traded off unduly and are awaiting the outcome of post-trial motions that could potentially reduce the amount awarded or void it entirely. Another detractor to the Fund’s performance was Industrials sector holding Adecco Group AG (ADEN), a provider of staffing and outsourcing solutions. The company’s organic growth rates decelerated largely due to an economic slowdown in continental Europe. In addition, strategic investments in ADEN’s GrowTogether and NewVentures initiatives pressured margins despite being endeavors that we believe are important to achieving structurally higher revenue growth and longer-term margin improvements. ADEN has been cash-flow resilient through economic cycles, while maintaining its progressive dividend and benefiting from long-term tailwinds in global outsourcing trends.

Outlook and Positioning

Uncertainty and risk intensified in the fourth quarter, driving volatility higher. Looking ahead, we expect continued volatility as investors ponder the implications of a strong domestic economy paired with policy uncertainty, interest rate actions by the U.S. Federal Reserve (Fed) and a slowing global economy. The market environment of the last two years has largely ignored valuation, focusing instead on momentum and growth, which has created headwinds for our strategy. Despite these challenges, we remain confident in our belief that over time attractively valued, fundamentally sound businesses that generate consistent cash flows and pay dividends will be rewarded.

Stock Performance (for the year ended 12/31/18)

5 Highest	Average Weight	Contribution to Return
Total SA	1.03%	0.46%
Broadcom, Inc.	2.20	0.41
Broadridge Financial Solutions, Inc.	3.94	0.34
Whitbread PLC	3.73	0.32
Starbucks Corp.	2.09	0.32
5 Lowest	Average Weight	Contribution to Return
Power Financial Corp.	2.61%	-0.77%
Sage Group PLC	3.24	-1.03
Adecco Group AG	2.48	-1.14
British American Tobacco PLC	2.61	-1.25
Bayer AG	2.86	-1.45

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Fund’s Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call (800) 392-2673.

Please see page 33 for a description of the methodology used to construct this table.

Annual Report | December 31, 2018 |	17

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

A fixed-income fund focusing primarily on investment quality bonds of short maturities.

Fund Management

James D. Dadura, CFA Portfolio Manager

Gregory C. Hosbein, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (SBHPX)	—	—	—	—	0.20%	—	12/14/2018
Institutional Class (SBAPX)	—	—	—	—	0.20	—	12/14/2018
Bloomberg Barclays U.S. Government/ Credit 1-3 Year Index	—	—	—	—	0.52	—
Lipper Short Investment Grade Bond Index	—	—	—	—	0.27	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 11.40%, Net: 0.49%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 11.18%, Net: 0.40%

Asset Allocation (as of 12/31/18)

Industrial	19.7%
Consumer, Non-cyclical	15.0
Financial	11.1
Consumer, Cyclical	10.8
Communications	10.1
Energy	9.1
Basic Materials	5.0
Government	5.0
Utilities	3.8
Asset Backed Securities	3.3

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/18)

Wisconsin Energy Corp.	2.1%
Delta Air Lines	1.9
Ball Corp.	1.8
Kroger Co.	1.8
Valero Energy Corp.	1.8
21st Century Fox America, Inc.	1.7
Kraft Heinz Foods Co.	1.7
Omnicom Group, Inc.	1.7
Weyerhaeuser Co.	1.7
Xylem, Inc.	1.7
Total (% of Net Assets)	18.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month -end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From December 14, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.49% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From December 14, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.40% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

New Fund Risk: The Segall Bryant & Hamill Short Term Plus Fund was launched effective December 14, 2018. There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

Fixed Income Risks: Fixed income funds are subject to additional risk in that they may invest in high-yield/high-risk bonds and may be subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

18	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

The Segall Bryant & Hamill Short Term Plus Fund opened to investors on December 14, 2018. We are pleased to offer this investment strategy as a mutual fund. We believe the Fund is a great addition to the Segall Bryant & Hamill family of funds as it provides a shorter duration option to complement our four other fixed income funds.

This new offering is managed using the same investment philosophy employed across all of Segall Bryant & Hamill fixed income funds and strategies. We believe there are inefficiencies in the bond market that are created by its size, the behavior of large investors and the nature of over-the-counter trading. We seek to take advantage of these inefficiencies using fundamental analysis to identify high quality securities which may be overlooked by other managers.

The Fund is designed to provide current income by investing in a diversified portfolio of primarily investment grade, and up to 20% high yield securities, with a target duration of two years or less. Typically, the Fund invests in securities with maturities ranging from zero to three years, with a maximum maturity of five years. Investible securities for the Fund include U.S. government, corporate and structured securities.

We look forward to providing further details on the Fund’s performance as it develops in 2019 and are excited to offer you this new product.

Annual Report | December 31, 2018 |	19

Segall Bryant & Hamill Plus Bond Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager	Darren G. Hewitson, CFA Portfolio Manager
Kenneth A. Harris, CFA Portfolio Manager	Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTIBX)	-0.18%	2.77%	2.83%	4.33%	5.84%	3.27%	6/1/1988
Institutional Class (WIIBX)	0.06	2.94	3.00	4.48	5.89	3.41	9/28/2007
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.06	2.52	3.48	6.15	—
Lipper Core Plus Bond Index*	-1.51	2.40	2.45	4.98	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.77%, Net: 0.55%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.56%, Net: 0.40%

Asset Allocation (as of 12/31/18)

Mortgage-Backed Securities Passthrough	25.1%
Industrial	21.2
Treasury	14.6
Financial Institutions	11.8
Asset Backed Securities	5.5
Local Authority	4.7
Utility	2.7
Commercial Mortgage-Backed Securities	2.2
Residential Mortgage-Backed Securities	1.9
Revenue Bonds	1.9
Mortgage Securities	1.7
Communications	1.4
Energy	1.3
Consumer, Non-cyclical	1.0
Financials	1.0
Utilities	0.6
Basic Materials	0.4

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/18)

Washington Real Estate Investment Trust	1.3%
San Francisco Utilities	1.2
North Texas Tollway Authority	1.1
Capital One Bank	1.0
Virginia Small Business Financing Authority	1.0
KeyCorp	1.0
Boardwalk Pipelines LP	1.0
Public Service Enterprise Group, Inc.	1.0
PotlatchDeltic Corp.	1.0
First Tennessee Bank	1.0
Total (% of Net Assets)	10.6%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 3.02% for the retail class and 3.22% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Plus Bond Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/ or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

*	A Since Inception return cannot be calculated for the Lipper Core Plus Bond Index because the Segall Bryant & Hamill Plus Bond Fund’s June 1, 1988 inception precedes the December 31, 1997 inception of the Index.

Segall Bryant & Hamill Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

20	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

Interest rates rose steadily through the first ten months of 2018 as the U.S. Federal Reserve (Fed) raised short-term interest rates, unemployment fell and inflation seemed to regain momentum. The environment changed quickly, and interest rates fell sharply in November and December. In December, the U.S. Treasury yield curve partially inverted for the first time since early 2007, with one-year U.S. Treasury Notes offering higher yield than those with two-, three- and even five-year maturities. Intermediate-maturity interest rates dropped sharply even as the Fed continued to raise short-term rates. A partially inverted yield curve is certainly not a conclusive recessionary signal; however, we believe that it may warn of a coming slowdown. Historically, a full inversion of the yield curve has often preceded recessions and has typically started in the middle of the curve before extending across the entire yield curve. A variety of factors may be cited for the late-year drop in long-term rates and the dramatic equity sell-off that occurred during the fourth quarter of 2018, including the potential for increasingly tighter Fed policy, international trade tensions, the government shutdown or the slowing global economy. While these factors weighed on U.S. Treasury yields, economic headlines appeared fairly solid. Measures of inflation remained quite muted, and employment trends stayed strong, with signs of slightly stronger wage gains.

The fourth quarter rally in broad fixed income market indexes, such as the Bloomberg Barclays U.S. Aggregate Bond Index, boosted full-year results into positive territory. U.S. Treasuries were the best-performing sector during 2018 as investors embraced safety over incremental income. Other high-quality assets, such as mortgage- and asset-backed securities posted positive returns, but generally underperformed comparable U.S. Treasury securities. Investment grade and high yield corporate bonds posted negative returns as investors became more risk averse. Generally, the lower the credit quality, the poorer the performance in 2018.

Fund Performance

The Segall Bryant & Hamill Plus Bond Fund returned -0.18% (retail class) for the year, trailing the 0.01% return posted by its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund continued to benefit from its yield advantage, owing to an overweight to credit securities and an underweight to U.S. Treasures versus the benchmark. The general widening of corporate credit spreads and the Fund’s exposure, albeit limited, to the high yield market was detrimental to the Fund given the underperformance of both investment grade and high yield corporate bonds. Exposure to longer maturity U.S. Treasury holdings was beneficial to the Fund’s performance relative to its benchmark, as interest rates fell sharply in the fourth quarter. The Fund’s recent increased emphasis on quality and liquidity was important in minimizing the impact of wider credit spreads in the “risk-off” environment.

Outlook and Positioning

The economic outlook has become much more mixed in recent months based on the factors mentioned above. The primary question is whether we are headed into another modest slowdown, similar to those we have seen several times following the Great Recession, or whether we are in the early stages preceding the next recession. Volatility has unquestionably returned as the Fed’s safety net of low interest rates and monetary accommodation is slowly removed, and the last 10 years of quantitative easing evolves into quantitative tightening. The political and policy environment continues to confound investors, whether it be actions by the Fed, divisive political rhetoric or international geopolitical concerns.

We have constructed the Fund with what we regard as high-quality securities from sectors and issuers that many others overlook. We believe a rigorous bottom-up credit selection process and a focus on fixed income market inefficiencies is particularly valuable at this point in the credit cycle when it is critically important to assess valuations, as well as to differentiate the creditworthiness and long-term stability of each holding. Recognizing that we are late in the credit cycle, and that increased volatility is likely to be with us for some time, we have increased our focus on quality and liquidity in an effort to mitigate negative credit events and market dislocations which could adversely impact the Fund. The Fund’s current duration positioning reflects our belief in the probability of moderately higher interest rates given expanding supply concerns, increasing federal deficits, an assertive Fed and still positive economic growth here in the United States. We see opportunity in adding high-quality short-term securities to the Fund as they offer attractive income opportunities with their recently higher yields. Our risk controls and emphasis on capital preservation are designed in an effort to meet shareholder expectations for fixed income allocations within a diversified portfolio.

Annual Report | December 31, 2018 |	21

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

Fund Management

Troy A. Johnson, CFA Portfolio Manager

Gregory M. Shea, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTLTX)	-2.19%	5.40%	3.88%	9.06%	7.09%	5.43%	6/1/1988
Institutional Class (WILTX)	-2.00(a)	5.64	4.08	9.23	7.14	5.59	9/28/2007
Bloomberg Barclays U.S. Corporate High Yield Ba Index	-2.41	5.70	4.26	10.24	8.28	—
Bloomberg Barclays U.S. Corporate High Yield Index	-2.08	7.23	3.83	11.12	7.91	—
Lipper High Current Yield Index	-2.98	6.12	3.05	9.82	6.60	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.99%, Net: 0.86%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.79%, Net: 0.69%

Asset Allocation (as of 12/31/18)

Industrial	84.2%
Financial Institutions	6.9
Commercial Mortgage-Backed Securities	5.8
Utility	1.6

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/18)

Kinder Morgan Energy Partners LP	2.8%
PotlatchDeltic Corp.	2.8
Range Resources Corp.	2.7
Iron Mountain, Inc.	2.7
Diamondback Energy, Inc.	2.6
MGM Growth Properties Operating Partnership LP	2.5
AmeriGas Partners LP	2.4
Teleflex, Inc.	2.4
Lamar Media Corp.	2.3
T-Mobile USA, Inc.	2.3
Total (% of Net Assets)	25.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 5.26% for the retail class and 5.44% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Quality High Yield Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/ reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes

Segall Bryant & Hamill Quality High Yield Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entail interest rate risk and credit risk.

Gregory M. Shea is a registered representative of ALPS Distributors, Inc.

22	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

There were two distinct markets in 2018. The first nine months of the year were characterized by an environment that rewarded risk taking. For the period from January 1 through September 30, 2018, the Russell 3000® Index, a broad measure of the U.S. equity market, returned 10.57%; oil prices, as represented by the West Texas Intermediate (WTI) benchmark, were up 21.3%; the Bloomberg Barclays U.S. Corporate High Yield Index returned 2.57%; and the “junkiest” part of the high yield market, the Bloomberg Barclays High Yield Caa Index, returned 5.99%. Markets came full circle in the last three months of the year when market sentiment shifted dramatically, and investors sought to reduce risk across asset classes. Most market indexes gave up their gains for the year and then some. For the fourth quarter, the Russell 3000® Index returned -14.31%, oil prices were down a staggering 38%, the Bloomberg Barclays U.S. Corporate High Yield Index returned -4.53% and the Bloomberg Barclays High Yield Caa Index returned -9.28%. Explanations for this dramatic shift in sentiment included increased negative rhetoric on U.S.-China trade negotiations, falling energy prices, and a less accommodative U.S. Federal Reserve (Fed), which has been raising interest rates and shrinking its balance sheet. Regardless of the actual culprit(s), investors were reminded of how dependent the high yield market is on sentiment, and why a long-term focus on quality and capital preservation can provide benefits within a portfolio. For instance, the higher-quality segment of the high yield market, as represented by the Bloomberg Barclays High Yield Ba Index, returned -2.91% for the volatile fourth quarter, outperforming the overall high yield market by 1.62% and the Bloomberg Barclays High Yield Caa Index by 6.37%.

The demand and supply picture for the asset class was also indicative of the volatile end to the year. Outflows from high yield mutual funds and exchange-traded funds (ETFs) continued during each month of the fourth quarter, and new issue volume remained muted as many corporate borrowers kept to the sidelines. The low level of new issuance was particularly noteworthy, as the high yield market did not price a single new bond deal during the month of December. In the history of the U.S. high yield market, the only other time this has occurred was in November of 2008, during the Global Financial Crisis. Despite the headlines and market volatility, fundamentals in the high yield market remained solid. The high yield default rate improved throughout the year and remained well below the long-term average. It ended the year at 1.85%. This is notable because it was the first time the default rate has been less than 2% since mid-2015, prior to the high yield selloff prompted by the last collapse of oil prices.

Fund Performance

The Segall Bryant & Hamill Quality High Yield Fund’s -2.19% return (retail class) for the year outperformed the -2.41% return recorded by its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Ba Index. The Fund underperformed the overall high yield market, as represented by the Bloomberg Barclays U.S. Corporate High Yield index, which returned -2.08%. The difference in the Fund’s performance versus the benchmark was primarily driven by the Fund’s increased allocation to investment grade bonds. At a sector level, the main detractors from the Fund’s performance compared to the benchmark were the Fund’s exposure to an automotive supplier and REITs.

Outlook and Positioning

Volatility was elevated during the last quarter of 2018. Daily credit spread moves of greater than or equal to 10 basis points (bps) occurred 23% of the time during the fourth quarter, compared to only 6% of the time during the first nine months of 2018. We expect that volatility could remain high throughout 2019. We also started to see weakness in the floating-rate bank loan market, a market we continue to watch closely given the increased leverage and looser covenants in this economic cycle compared to prior cycles. At the end of the year, the option-adjusted spread on the high yield bond market stood at +526 bps, which is close to the long-run average and +210 bps wider than where it ended the third quarter. We view these wider spreads as more appropriate given the volatility backdrop, but we remain positioned defensively. We are prepared to take advantage of dislocations as they occur, and if the situation warrants.

We position the Fund with a longer-term investment orientation and an emphasis on higher-quality high yield bonds. Our goal is to provide stable income with a focus on greater capital preservation and lower volatility than our high yield peers. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles. This process helps narrow down the universe and aids us in constructing the Fund with issuers who meet our quality standards. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high yield fund, but who are also relatively more sensitive to volatility and relatively more focused on capital preservation.

Annual Report | December 31, 2018 |	23

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

A fixed income fund focusing primarily on investment-grade quality bonds of intermediate maturity which provide income exempt from federal taxation.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTTAX)	1.32%(a)	—	—	—	5.44%	2.72%	12/16/2016
Institutional Class (WITAX)	1.46(a)	—	—	—	5.62	2.87	12/16/2016
Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index	1.58	—	—	—	3.24	—
Lipper Intermediate Municipal Debt Index	1.14	—	—	—	3.03	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 2.12%, Net: 0.67%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.98%, Net: 0.52%

Asset Allocation (as of 12/31/18)

Revenue Bonds	89.3%
General Obligation Unltd	3.9
General Obligation Ltd	3.1
Government	1.8
Industrial	0.8
Tax Allocation	0.7
Special Assessment	0.4

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/18)

LBJ Infrastructure Group LLC	7.4%
Capital City Urban Development LLC	6.1
Southwest Airlines Co.	4.9
North Texas Tollway System	3.8
Denver Transit Partners LLC	3.6
Catholic Health Initiatives	3.4
Evangelical Lutheran Good Samaritan Obligated Group	3.4
Mid-Bay Bridge Authority	3.1
Ohio Turnpike & Infrastructure Commission	2.6
Provident Group - EMU Properties LLC	2.6
Total (% of Net Assets)	40.9%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.12% for the retail class and 2.33% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Municipal Opportunitues Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes

Municipal bond fund income may be subject to state and local income taxes and the alternative minimum tax. Capital gains, if any, will be subject to capital gains tax. Investments in municipal bonds are subject to interest rate risk, or the risk that the bonds will decline in value because of changes in market interest rates.

24	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

After rates drifted higher through most of 2018, municipal bonds rallied in December as market sentiment became decidedly “risk off.” Municipal bond returns hit lows in early November before pushing quickly back into positive territory. That being said, the municipal market was not without challenges in 2018. The year ended with $338 billion of municipal bond issuance, which is 25% lower than the previous year. For 2018, the municipal bond market shrunk by $45 billion, as more debt was called or matured than was issued. Although this would seem positive from a technical standpoint, the full picture is more complex. Tax cuts enacted at the beginning of 2018 reduced corporate tax rates, which made municipal bonds much less attractive for insurance companies and banks, who had been large municipal bond buyers over the past decade. Insurance companies and banks became net sellers of the asset class, a trend that will likely continue into 2019, which has challenged liquidity in the market, especially in long-maturity municipals.

Net flows from investment grade municipal bond mutual funds finished the year at negative $3 billion, the first year of outflows since 2013. High yield municipal bonds fared significantly better than their taxable counterparts in 2019 and ended the year with inflows of $1.7 billion. This is the first time since 2004 that high yield municipal bond flows were positive while investment grade bond flows were negative. We believe that the high yield space looks vulnerable to price volatility, with buyers likely to be scarcer if fund flows turn meaningfully negative.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the year at 2.29%. A yield of 2.29% from 10-year AAA rated municipal bonds is 86% of the yield offered by the 10-year U.S. Treasury, and is in line with the 83% ratio at the end of 2017.

Fund Performance

The Segall Bryant & Hamill Municipal Opportunities Fund returned 1.32% (retail class) for 2018. This compares to a return of 1.58% by its benchmark, the Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index.

The Fund gave up a significant amount of outperformance in the last few weeks of the year. Our more conservative duration positioning did not allow the Fund to fully participate in the large “rates rally” that took place in the last month and a half of 2018. We believe the Fund’s barbell structure, with short- and long-term holdings, but a limited weighting in intermediate-term bonds, positions it well over the long term. However, intermediate-term maturity issues, specifically those with five- to-10-year maturities, were strong outperformers in December.

Outlook and Positioning

As we head into 2019, we find ourselves in an interesting environment in terms of interest rates. In December, the U.S. Treasury yield curve partially inverted for the first time since early 2007, with one-year U.S. Treasury Notes offering higher yields than those with two-, three- and even five-year maturities. Intermediate-maturity interest rates fell sharply even as the U.S. Federal Reserve (Fed) continued to raise short-term rates. As of December 31, the difference in yield between a two-year U.S. Treasury Note and 10-year Treasury Note was only 19 basis points (bps).

As stated above, we still believe a barbell structure positions the Fund well over the long term. We have maintained the Fund’s overweight position in A and BBB credits versus the benchmark, as we believe they should hold up through market cycles and offer higher income.

We continue to believe that we are in the latter innings of the current credit cycle. While we do not see a recession as imminent, for some time it has seemed to us that credit risk is not being priced correctly. Additionally, the performance of high yield municipal bonds is somewhat concerning to us. While the taxable high yield market underwent repricing in the last few months, the tax-exempt high yield market has thus far been unaffected. This trend seems unsustainable to us long term, and we believe that when a price correction does occur, it will likely be more significant.

Duration: The Fund’s effective duration as of December 31, 2018 was 4.87 and its average maturity was 10.38 years.

Annual Report | December 31, 2018 |	25

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview

December 31, 2018 (Unaudited)

Fund Strategy

A Colorado municipal bond fund focused on investment-grade quality bonds of intermediate maturity that provide federal and state tax-exempt income.

Fund Management

Kenneth A. Harris, CFA Portfolio Manager

Nicholas J. Foley Portfolio Manager

CFA is a trademark owned by CFA Institute.

Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Lipper Index data provided by Lipper, Inc.

Please see index definitions beginning on page 31.

Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	30-Day SEC Yield	Inception Date
Retail Class (WTCOX)	0.69%(a)	1.89%	3.16%	3.96%	4.45%	2.54%	6/1/1991
Institutional Class (WICOX)	0.73	2.00	3.23	3.99	4.46	2.68	4/29/2016
Bloomberg Barclays U.S. 10-Year Municipal Debt Index	1.41	2.34	3.87	4.85	5.64	—
Lipper Intermediate Municipal Debt Index	1.14	1.77	2.85	3.98	4.47	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.83%, Net: 0.66%

Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.65%, Net: 0.51%

Asset Allocation (as of 12/31/18)

Revenue Bonds	56.6%
Certificate Participation	13.8
General Obligation Unltd	10.4
Government Related	8.2
General Obligation Ltd	4.6
Tax Allocation	4.0

Percentages are based on Total Net Assets.

Top Ten Corporate Credit Exposure

(as of 12/31/18)

Colorado Bridge Enterprise	6.0%
Denver City & County School District No 1	4.8
Park Creek Metropolitan District	4.7
Valley View Hospital Association	4.7
Denver Transit Partners LLC	4.4
Sisters of Charity of Leavenworth Health System Inc.	3.4
Regional Transportation District	3.2
Central Platte Valley Metropolitan District	2.7
Denver Health & Hospital Authority	2.6
Catholic Health Initiatives	2.5
Total (% of Net Assets)	39.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Holdings are subject to change and may not reflect the current or future position of the Fund.

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.33% for the retail class and 2.52% for the institutional class.

Segall Bryant & Hamill acquired Denver Investment Advisors LLC on April 30, 2018. Prior to this date, management of the Colorado Tax Free Fund was performed by the portfolio managers at Denver Investment Advisors LLC.

Performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, visit www.sbhfunds.com. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Segall Bryant & Hamill fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

From May 1, 2018 until at least April 30, 2020, for the Fund’s Retail Class, Segall Bryant & Hamill, LLC (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for such period. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees. From May 1, 2018 until at least April 30, 2020, for the Fund’s Institutional Class, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. This agreement may not be terminated or modified by the Adviser prior to April 30, 2020 without the approval of the Board of Trustees.

(a)	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes Segall Bryant & Hamill Colorado Tax Free Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

26	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Fund Overview

December 31, 2018 (Unaudited)

Manager Commentary

Market Overview

After rates drifted higher through most of 2018, municipal bonds rallied in December as market sentiment became decidedly “risk off.” Municipal bond returns hit lows in early November before pushing quickly back into positive territory. That being said, the municipal market was not without challenges in 2018. The year ended with $338 billion of municipal bond issuance, which is 25% lower than the previous year. For 2018, the municipal bond market shrunk by $45 billion, as more debt was called or matured than was issued. Although this would seem positive from a technical standpoint, the full picture is more complex. Tax cuts enacted at the beginning of 2018 reduced corporate tax rates, which made municipal bonds much less attractive for insurance companies and banks, who had been large municipal bond buyers over the past decade. Insurance companies and banks became net sellers of the asset class, a trend that will likely continue into 2019, which has challenged liquidity in the market, especially in long-maturity municipals.

Net flows from investment grade municipal bond mutual funds finished the year at negative $3 billion, the first year of outflows since 2013. High yield municipal bonds fared significantly better than their taxable counterparts in 2018 and ended the year with inflows of $1.7 billion. This is the first time since 2004 that high yield municipal bond flows were positive while investment grade bond flows were negative. We believe that the high yield space looks vulnerable to price volatility, with buyers likely to be scarcer if fund flows turn meaningfully negative.

Rates & Valuations: The 10-year AAA rated municipal bond yield ended the year at 2.29%. A yield of 2.29% from 10-year AAA rated municipal bonds is 86% of the yield offered by the 10-year U.S. Treasury, and is in line with the 83% ratio at the end of 2017.

Fund Performance

The Segall Bryant & Hamill Colorado Tax Free Fund returned 0.69% (retail class) for 2018. This compares to a return of 1.41% by its benchmark, the Bloomberg Barclays U.S. 10-Year Municipal Bond Index.

The Fund gave up a significant amount of outperformance in the last few weeks of the year. Our more conservative duration positioning did not allow the Fund to fully participate in the large “rates rally” that took place in the last month and a half of 2018. We believe the Fund’s barbell structure, with short- and long-term holdings, but a limited weighting in intermediate-term bonds, positions it well over the long term. However, intermediate-term maturity issues, specifically those with five- to-10-year maturities, were strong outperformers in December.

Outlook and Positioning

In our view, Colorado continues to be an excellent place to invest. We believe jobs growth, new business creation and demographics are especially encouraging. Jared Polis became the state’s new governor at the beginning of 2019. The last eight years with John Hickenlooper as governor were transformative for Colorado’s front range, which is the urban corridor that stretches from Fort Collins to Pueblo. Mr. Polis will start his term with a significant wind at his back, but Colorado continues to face meaningful structural challenges in terms of funding. We believe that if, and how, funding issues involving the Taxpayer Bill of Rights (TABOR), Gallagher Amendment and Colorado’s Public Employees Retirement Association (PERA) are addressed under the new governor’s watch will be the most significant items to monitor.

As we head into 2019, we find ourselves in an interesting environment in terms of interest rates. In December, the U.S. Treasury yield curve partially inverted for the first time since early 2007, with one-year U.S. Treasury Notes offering higher yields than those with two-, three- and even five-year maturities. Intermediate-maturity interest rates fell sharply even as the U.S. Federal Reserve (Fed) continued to raise short-term rates. As of December 31, the difference in yield between a two-year U.S. Treasury Note and 10-year Treasury Note was only 19 basis points (bps).

As stated above, we still believe a barbell structure with regard to maturities positions the Fund well over the long term. We have maintained the Fund’s overweight position in A and BBB credits versus the benchmark, as we believe they should hold up through market cycles and offer higher income.

We continue to believe that we are in the latter innings of the current credit cycle. While we do not see a recession as imminent, for some time it has seemed to us that credit risk is not being priced correctly. Additionally, the performance of high yield municipal bonds is somewhat concerning to us. While the taxable high yield market underwent repricing in the last few months, the tax-exempt high yield market has thus far been unaffected. This trend seems unsustainable to us long term, and we believe that when a price correction does occur, it will likely be more significant.

Duration: The Fund’s effective duration as of December 31, 2018 was 5.31 and its average maturity was 10.38 years.

Annual Report | December 31, 2018 |	27

Segall Bryant & Hamill Funds	Fund Expenses

December 31, 2018 (Unaudited)

Disclosure of Fund Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2018 and held until December 31, 2018.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Fund Expenses

December 31, 2018 (Unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expense Ratio(a)	Expenses Paid During period July 1, 2018 - December 31, 2018(b)
Segall Bryant & Hamill Micro Cap Fund
Retail
Actual	$ 1,000.00	$ 805.80	1.30%	$ 5.92
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	1.30%	$ 6.61

Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail
Actual	$ 1,000.00	$ 819.40	1.30%	$ 5.96
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.65	1.30%	$ 6.61
Institutional
Actual	$ 1,000.00	$ 820.80	1.13%	$ 5.19
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.51	1.13%	$ 5.75

Segall Bryant & Hamill Small Cap Growth Fund
Retail
Actual	$ 1,000.00	$ 885.10	1.24%	$ 5.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.95	1.24%	$ 6.31
Institutional
Actual	$ 1,000.00	$ 886.90	0.91%	$ 4.33
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.62	0.91%	$ 4.63

Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail
Actual	$ 1,000.00	$ 848.40	1.20%	$ 5.59
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.16	1.20%	$ 6.11
Institutional
Actual	$ 1,000.00	$ 848.60	1.05%	$ 4.89
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,019.91	1.05%	$ 5.35

Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail
Actual	$ 1,000.00	$ 866.50	1.15%	$ 5.41
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1019.41	1.15%	$ 5.85
Institutional
Actual	$ 1,000.00	$ 867.00	0.98%	$ 4.61
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.27	0.98%	$ 4.99

Segall Bryant & Hamill Large Cap Dividend Fund
Retail
Actual	$ 1,000.00	$ 993.70	0.89%	$ 4.47
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.72	0.89%	$ 4.53
Institutional
Actual	$ 1,000.00	$ 993.90	0.74%	$ 3.72
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.48	0.74%	$ 3.77

Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail
Actual	$ 1,000.00	$ 764.00	1.44%	$ 6.40
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,017.95	1.44%	$ 7.32
Institutional
Actual	$ 1,000.00	$ 764.00	1.29%	$ 5.74
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,018.70	1.29%	$ 6.56

Annual Report | December 31, 2018 |	29

Segall Bryant & Hamill Funds	Fund Expenses

December 31, 2018 (Unaudited)

	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expense Ratio(a)	Expenses Paid During period July 1, 2018 - December 31, 2018(b)
Segall Bryant & Hamill Global Large Cap Fund
Retail
Actual	$ 1,000.00	$ 963.10	0.99%	$ 4.90
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.21	0.99%	$ 5.04
Institutional
Actual	$ 1,000.00	$ 963.60	0.84%	$ 4.16
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.97	0.84%	$ 4.28

Segall Bryant & Hamill Short Term Plus Fund(c)
Retail
Actual	$ 1,000.00	$ 1,002.00	0.49%	$ 0.20
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.74	0.49%	$ 2.50
Institutional
Actual	$ 1,000.00	$ 1,002.00	0.40%	$ 0.16
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.19	0.40%	$ 2.04

Segall Bryant & Hamill Plus Bond Fund
Retail
Actual	$ 1,000.00	$ 1,010.30	0.55%	$ 2.79
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.43	0.55%	$ 2.80
Institutional
Actual	$ 1,000.00	$ 1,011.70	0.40%	$ 2.03
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.19	0.40%	$ 2.04

Segall Bryant & Hamill Quality High Yield Fund
Retail
Actual	$ 1,000.00	$ 988.50	0.85%	$ 4.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33
Institutional
Actual	$ 1,000.00	$ 987.80	0.69%	$ 3.46
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.73	0.69%	$ 3.52

Segall Bryant & Hamill Municipal Opportunities Fund
Retail
Actual	$ 1,000.00	$ 1,010.70	0.65%	$ 3.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Institutional
Actual	$ 1,000.00	$ 1,011.40	0.50%	$ 2.53
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55

Segall Bryant & Hamill Colorado Tax Free Fund
Retail
Actual	$ 1,000.00	$ 1,010.50	0.65%	$ 3.29
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,021.93	0.65%	$ 3.31
Institutional
Actual	$ 1,000.00	$ 1,011.20	0.50%	$ 2.53
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.68	0.50%	$ 2.55

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/365 (to reflect the half-year period).
(c)	Fund commenced operations on December 17, 2018. Actual expenses on this Fund is equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (15), divided by 365.

30	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures

December 31, 2018 (Unaudited)

INDEX DEFINITIONS AND DISCLOSURES

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Bloomberg Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Bloomberg Barclays U.S. 1-15 Year Municipal Bond Index measures the performance of investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) general obligation and revenue bonds with maturities ranging from 1 to 17 years. It is a broad index that is representative of the tax-exempt bond market.

The Bloomberg Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Bloomberg Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Bloomberg Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Bloomberg Barclays U.S. Government/Credit 1-3 Year Index includes medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between one and three years.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above lipper's USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below lipper's USDE large-cap floor.

The Lipper Short Investment Grade Bond Index tracks the performance of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below lipper's USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

Annual Report | December 31, 2018 |	31

Segall Bryant & Hamill Funds	Important Disclosures

December 31, 2018 (Unaudited)

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S. MSCI Inc. launched the MSCI ACWI ex USA Small Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,632 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 2500TM Value Index measures the performance of the small- to mid-cap segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The Segall Bryant & Hamill Large-Cap Dividend Fund Custom Index is comprised of the Russell 1000® Growth Index from the Fund’s inception to 12/31/2016 and the Russell 1000® Index for the time period 1/1/2017 to the most recent period end to reflect the change in the Fund’s investment strategy on 12/27/2016. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 12/31/2016.

Bloomberg Barclays U.S. is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

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Segall Bryant & Hamill Funds	Important Disclosures

December 31, 2018 (Unaudited)

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Inc. is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

FTSE Russell is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

TOP 5/BOTTOM 5 STOCK PERFORMANCE CALCULATION METHODOLOGY

The calculation methodology used to construct this table took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the measurement period, and the table reflects consistently the results of the calculation. The calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the total investments) of each holding multiplied by the rate of return for that holding during 2018.

DEFINITION OF TERMS

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Bond Rating Categories:

•	AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
•	AA+: An obligation rated “AA+” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	AA: An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
•	A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
•	BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
•	Below BBB: Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. Bonds rated “BB” or below are commonly referred to as “junk” bonds.
•	Non-Rated: These bonds are not rated.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Credit Spread: The difference in yield between two bonds of similar maturity, but different credit quality.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Annual Report | December 31, 2018 |	33

Segall Bryant & Hamill Funds	Important Disclosures

December 31, 2018 (Unaudited)

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Segall Bryant & Hamill Fundamental International Small Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time. Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows.

Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds.

OPEC: Is the Organization of the Petroleum Exporting Countries.

Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk-Adjusted Return: Is a measure of return that incorporates the value of risk involved in the return of an investment. It is intended to help investors compare the returns of investments with varying levels of risk. Risk-adjusted return can be applied to individual securities, mutual funds and portfolios.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

34	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Important Disclosures

December 31, 2018 (Unaudited)

Tax-Adjusted Return: Is the return on an investment after taxes.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

Yield Curve: A curve on a graph in which the yield of fixed-interest securities is plotted against the length of time they have to run to maturity.

Annual Report | December 31, 2018 |	35

Segall Bryant & Hamill Funds	Trustees and Officers

December 31, 2018 (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
INDEPENDENT TRUSTEES
Mary K. Anstine Age 78	Chairman Trustee	Since January 1, 2013 Since February 22, 2006	• Retired, September 2004 – present; • President/Chief Executive Officer, HealthONE Alliance (hospitals), 1994 – 2004; • Various positions leading to Executive Vice President of First Interstate Bank of Corporation and predecessors (banking), 1961 – 1994.	13	Ms. Anstine is a Trustee of ALPS ETF Trust (20 funds); Financial Investors Trust (33 funds); ALPS Variable Investment Trust (9 funds); and Reaves Utility Income Fund (1 fund).
Thomas J. Abood Age 54	Trustee	Since November 1, 2018

•   Director, NELSON Worldwide LLC, May 2018 to present

•  Director, EVO Transportation & Energy Services, Inc., November 2016 to present

•  Vice Chair of Board, Citation Jet Pilots, Inc., October 2016 to present

•  Board Member and President, The Minikahda Club, November 2015 to November 2017

•  Board Member and Chair, MacPhail Center for Music Education, September 2011 to present (member), July 2018 to present (Chair)

•  Council Member and Chair, Archdiocesan Finance Council, Archdiocese of St. Paul and Minneapolis, July 2011 to present (member), July 2014 to present (chair)

•  Board Member and Chair, University of St. Thomas School of Law Board of Governors, October 2001 to October 2016

•  Member, EVP, General Counsel and Secretary, Dougherty Financial Group LLC, October 1994 to May 2014

				13	Mr. Abood is Director of EVO Transportation & Energy Services, Inc.
John A. DeTore, CFA Age 60	Trustee	Since December 31, 2009	• CIO, Mauldin Solutions (investment management), 2018 • CEO/Founder, United Alpha, LLC (investment management firm), 2003 – 2017; • CIO, GRT United Alpha, LLC (investment management), 2006 – 2017;	13	None

36	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers

December 31, 2018 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)

•  CIO, Denver Alternatives, (an investment management division of Denver Investments) 2009 – 2011;

•  Managing Director/Director of Strategic R&D, Putnam Investments (investment management), 1999 – 2000;

•  Managing Director/Director of Quantitative Analysis & Equity Product Development, Putnam Investments (investment management), 1994 – 1999.

Rick A. Pederson Age 66	Trustee	Since February 13, 2007

•  President, Foundation Properties, Inc. (a real estate investment management company), 1994 – present;

•  Partner, Bow River Capital Partners (private equity management), 2003 – present;

•  Advisor, Pauls Corporation (real estate investment management and development), 2008 – present;

•  Advisory Board, Neenan Company (construction services), 2002 – present;

•  Board Member, Prosci Inc. (private business services), 2013 – 2016;

•  Board Member, Citywide Banks (Colorado community bank), 2014 – 2016; Advisory Board, 2017 – present;

•  Board Member, Professional Pediatric Health Care, Inc. (a Denver-based home nursing firm), 2014 – 2016;

•  Director, National Western Stock Show (not-for-profit organization), 2010 – present;

•  Director, Biennial of the Americas (not- for-profit-organization), 2009 – 2016;

•  Board Member, IRI Consulting (human resources management consulting firm), 2017 – present;

•  Board Member, History Colorado (nonprofit association), 2015 – present;

•  Board Member, Strong-Bridge Consulting, 2015 – present;

•  Board Member, Rail Pros, 2016 – present;

•  Board Member, Boettcher Foundation (not-for-profit), 2018 – present.

				13	Mr. Pederson is a Trustee of ALPS ETF Trust (20 funds); and Principal Real Estate Income Fund (1 fund).

Annual Report | December 31, 2018 |	37

Segall Bryant & Hamill Funds	Trustees and Officers

December 31, 2018 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee(4)
James A. Smith Age 66	Trustee	Since December 31, 2009

•  Board Member, Western Rivers Conservancy (non-profit), 2014 – present;

•  Private Equity Consultant, 2003 – 2016;

•  Trustee, The Nature Conservancy (non- profit), July 2007-present; Chairman June 2014 –June 2016;

•  Chairman, Yellow Pages Group of New Zealand (yellow pages), May 2007 – May 2009;

•  Chairman and CEO, StellarOne Corp. (software development company), 2003;

•  Executive VP – Consumer Markets, Qwest Communications (telecommunications industry), 2001 – 2002;

•  President and CEO Qwest Dex (yellow pages), 1997 – 2001;

•  Various positions leading to VP with US West and affiliated and predecessor entities (telecommunications industry), 1979 – 1997.

				13	None
Douglas M. Sparks CPA (Inactive) Age 75	Trustee	Since December 31, 2009	• Retired, 2000 – present; • General Manager, Mister Remo of California, Inc., (apparel manufacturing) 1998 – 2000; • Partner, Ernst & Young LLP, (public accounting) 1981 – 1995; • Senior Manager, Ernst & Young LLP, (public accounting) 1977 – 1981; • Staff Professional, Ernst & Young LLP, (public accounting) 1968 – 1977.	13	None
Janice M. Teague, Retired CPA Age 65	Trustee	Since February 13, 2007	• Retired, June 2003 – present; • Vice President, Secretary and Assistant Secretary, Berger Financial Group, LLC (investment management), October 1996 – May 2003; • Vice President, Secretary and Assistant Secretary, Berger Funds (investment management), September 1996 – May 2003; • Vice President and Secretary, Berger Distributors LLC (broker/dealer), August 1998 – May 2003.	13	None

38	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Trustees and Officers

December 31, 2018 (Unaudited)

Name, Address and Age(1)	Position(s) Held with The Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s)
OFFICERS
Philip H. Hildebrandt, CFA Age 55 Segall Bryant & Hamill, LLC 540 West Madison Street Suite 1900 Chicago, IL 60661	President	Since May 1, 2018	• Chief Executive Officer, Principal Segall Bryant & Hamill, LLC, 2006 – present
Jasper R. Frontz, CPA, CFA Age 50 Segall Bryant & Hamill, LLC 370 17th Street, Suite 5000 Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

•  Principal, Chief Compliance Officer/SBH Funds, Segall Bryant & Hamill, LLC, May 1, 2018 – present

•  Chief Compliance Officer and Chief Operations Officer, Denver Investments, March 31, 2014 – April 30, 2018; Partner, Denver Investments, January 1, 2014 – April 30, 2018; prior thereto, Vice President, May 2000 – December 2013, and Director of Mutual Fund Administration, June 1997 – May 2000, Denver Investments;

•  Registered Representative, ALPS Distributors, Inc., 1995 – present.

Derek W. Smith Age: 36 Segall Bryant & Hamill, LLC 370 17th Street, Suite 5000 Denver, Colorado 80202	Secretary	Since November 29, 2018

•  Manager, Compliance, Segall Bryant & Hamill, LLC, May 1, 2018 – present

•  Compliance Manager, Denver Investments, March 2017 – April 30, 2018; Fund Administration and Compliance Specialist, Denver Investments, October 2014 – March 2017

•  Senior Compliance Analyst, Great-West Financial, April 2013 – October 2014; Compliance Analyst, Great-West Financial, February 2010 – April 2013; Senior Compliance Coordinator, Great-West Financial, June 2009 – February 2010

Ryan Johanson Age 36 1290 Broadway, Suite 1100 Denver, Colorado 80203	Assistant Treasurer	Since August 24, 2017

•  Fund Controller, ALPS Fund Services, Inc. July 2016 - present; Financial Reporting Manager, December 2014 - July 2016; Financial Reporting Supervisor, July 2012 - December 2014, ALPS Fund Services, Inc.

•  Consultant for PricewaterhouseCoopers, LLP (Audit Senior) November 2011 – April 2012, The Siegfried Group.

•  Audit Supervisor 2010-2011, Audit Senior 2009-2010, Staff Accountant 2006-2009, Spicer Jeffries LLP.

(1)	Each trustee may be contacted by writing to the trustee, c/o Segall Bryant & Hamill Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(2)	Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

(3)	The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently 20 Funds in the Fund Complex, including 17 Segall Bryant & Hamill Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, Litman Gregory Masters Smaller Companies Fund, and the Northern Engage360 Fund, which are also advised or sub-advised by Segall Bryant & Hamill, LLC.

(4)	Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Annual Report | December 31, 2018 |	39

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments

December 31, 2018

	Shares	Value
Common Stocks (100.22%)
Communication Services (3.67%)
Diversified Telecommunication Services (0.49%)
Alaska Communications Systems Group, Inc.**	13,118	$18,890

Entertainment (1.04%)
Marcus Corp.	1,011	39,934

Media (1.58%)
AH Belo Corp. - Class A	4,430	14,929
Fluent, Inc.**	4,905	17,658
Gannett Co., Inc.	3,318	28,303
		60,890
Wireless Telecommunication Services (0.56%)
Spok Holdings, Inc.	1,636	21,693

Total Communication Services		141,407

Consumer Discretionary (10.85%)
Auto Components (0.99%)
Tower International, Inc.	1,607	38,247

Diversified Consumer Services (2.22%)
Bridgepoint Education, Inc.**	2,964	20,778
K12, Inc.**	1,399	34,681
Regis Corp.**	1,758	29,798
		85,257
Hotels, Restaurants & Leisure (1.07%)
Dover Downs Gaming & Entertainment, Inc.**	4,096	11,346
Dover Motorsports, Inc.	8,752	16,454
Flanigan's Enterprises, Inc.	523	13,404
		41,204
Household Durables (2.43%)
Hamilton Beach Brands Holding Co. - Class B	1,464	34,345
P&F Industries, Inc. - Class A	2,820	21,799
Turtle Beach Corp.**	2,618	37,359
		93,503
Leisure Products (1.08%)
MasterCraft Boat Holdings, Inc.**	2,217	41,458

Specialty Retail (3.06%)
America's Car-Mart, Inc.**	150	10,867
Ascena Retail Group, Inc.**	7,301	18,325
Cato Corp. - Class A	1,300	18,551
Hibbett Sports, Inc.**	1,914	27,370
J. Jill, Inc.**	2,666	14,210
Stage Stores, Inc., 6.82%	10,847	8,027
Vitamin Shoppe, Inc.**	2,527	11,978
	Shares	Value
Specialty Retail (continued)
Zumiez, Inc.**	451	$8,646
		117,974
Total Consumer Discretionary		417,643

Consumer Staples (1.58%)
Personal Products (0.44%)
Natural Health Trends Corp.	902	16,678

Tobacco (1.14%)
Turning Point Brands, Inc.	1,615	43,960

Total Consumer Staples		60,638

Energy (4.44%)
Oil, Gas & Consumable Fuels (4.44%)
Bonanza Creek Energy, Inc., 79.39%**	832	17,198
DHT Holdings, Inc. (Bermuda)	7,046	27,620
Hallador Energy Co.	2,901	14,708
Midstates Petroleum Co., Inc.**	3,542	26,600
Northern Oil and Gas, Inc.**	8,655	19,560
Penn Virginia Corp.**	416	22,489
SilverBow Resources, Inc.**	701	16,572
W&T Offshore, Inc.**	6,381	26,290
		171,037
Total Energy		171,037

Financials (25.47%)
Banks (13.79%)
Bancorp, Inc.**	4,877	38,821
Bar Harbor Bankshares	1,915	42,953
ConnectOne Bancorp, Inc.	2,341	43,238
Emclaire Financial Corp.	1,239	37,591
Financial Institutions, Inc.	1,569	40,323
First Choice Bancorp	1,767	39,934
Glen Burnie Bancorp	1,065	11,108
Horizon Bancorp, Inc.	855	13,492
Northrim BanCorp, Inc.	1,301	42,764
OFG Bancorp (Puerto Rico)	2,823	46,467
Pacific City Financial Corp.	2,786	43,601
Premier Financial Bancorp, Inc.	2,395	35,709
Shore Bancshares, Inc.	2,913	42,355
Southern National Bancorp of Virginia, Inc.	3,040	40,189
Summit State Bank	1,063	12,512
		531,057
Capital Markets (0.80%)
Cowen, Inc.**	2,316	30,896

Consumer Finance (0.91%)
Enova International, Inc.**	1,802	35,067

Insurance (2.06%)
FedNat Holding Co.	791	15,757

See Notes to Financial Statements.

40	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments

December 31, 2018

	Shares	Value
Insurance (continued)
Health Insurance Innovations, Inc. - Class A**	599	$16,011
Tiptree, Inc.	2,796	15,630
Universal Insurance Holdings, Inc.	843	31,966
		79,364
Mortgage Real Estate Investment Trusts (REITs) (2.07%)
AG Mortgage Investment Trust, Inc.	1,995	31,780
Cherry Hill Mortgage Investment Corp.	1,124	19,715
Western Asset Mortgage Capital Corp.	3,393	28,298
		79,793
Thrifts & Mortgage Finance (5.84%)
Federal Agricultural Mortgage Corp. - Class C	514	31,066
Guaranty Federal Bancshares, Inc.	1,203	26,273
IF Bancorp, Inc.	1,128	22,695
Mr Cooper Group, Inc.**	2,179	25,429
NMI Holdings, Inc. - Class A**	2,243	40,038
PB Bancorp, Inc.	2,417	26,345
Riverview Bancorp, Inc.	3,652	26,587
Sachem Capital Corp.	6,693	26,170
		224,603
Total Financials		980,780

Health Care (24.87%)
Biotechnology (9.95%)
BioSpecifics Technologies Corp.**	694	42,056
BioTime, Inc.**	13,383	12,219
Caladrius Biosciences, Inc.**	3,359	11,958
Eagle Pharmaceuticals, Inc.**	914	36,825
Enanta Pharmaceuticals, Inc.**	533	37,752
PDL BioPharma, Inc.**	7,216	20,926
Repligen Corp.**	734	38,711
Vanda Pharmaceuticals, Inc.**	2,138	55,866
Veracyte, Inc.**	3,033	38,155
Xencor, Inc.**	949	34,316
Zafgen, Inc.**	3,351	16,588
Zymeworks, Inc. (Canada)**	2,567	37,684
		383,056
Health Care Equipment & Supplies (4.50%)
Anika Therapeutics, Inc.**	1,300	43,693
iRadimed Corp.**	1,757	42,976
Kewaunee Scientific Corp.	726	24,132
Meridian Bioscience, Inc.	2,769	48,070
Pro-Dex, Inc.**	1,185	14,315
		173,186
Health Care Providers & Services (3.97%)
Addus HomeCare Corp.**	479	32,515
Apollo Medical Holdings, Inc.**	790	15,682
CynergisTek, Inc.**	3,004	14,239
Digirad Corp.	22,274	12,696
	Shares	Value
Health Care Providers & Services (continued)
Ensign Group, Inc.	979	$37,975
National HealthCare Corp.	509	39,931
		153,038
Health Care Technology (0.49%)
Computer Programs & Systems, Inc.	749	18,800

Life Sciences Tools & Services (1.42%)
Champions Oncology, Inc.**	1,647	12,863
Harvard Bioscience, Inc.**	4,976	15,824
NeoGenomics, Inc.**	2,059	25,964
		54,651
Pharmaceuticals (4.54%)
Amphastar Pharmaceuticals, Inc.**	2,027	40,337
ANI Pharmaceuticals, Inc.**	1,019	45,875
Aratana Therapeutics, Inc.**	6,145	37,669
Assertio Therapeutics, Inc.**	7,284	26,295
Chiasma, Inc.**	4,353	13,538
ProPhase Labs, Inc.	3,512	11,098
		174,812
Total Health Care		957,543

Industrials (10.62%)
Aerospace & Defense (0.82%)
Vectrus, Inc.**	1,457	31,442

Building Products (1.76%)
Patrick Industries, Inc.**	1,045	30,943
PGT Innovations, Inc.**	2,331	36,946
		67,889
Commercial Services & Supplies (2.93%)
ARC Document Solutions, Inc.**	9,363	19,194
Charah Solutions, Inc.**	3,287	27,446
Ecology and Environment, Inc. - Class A	305	3,459
Interface, Inc.	2,186	31,151
McGrath RentCorp	615	31,660
		112,910
Electrical Equipment (1.00%)
Atkore International Group, Inc.**	1,929	38,271

Machinery (2.57%)
Chicago Rivet & Machine Co.	227	7,151
Commercial Vehicle Group, Inc.**	5,020	28,614
Miller Industries, Inc.	1,207	32,589
Park-Ohio Holdings Corp.	997	30,598
		98,952
Professional Services (0.53%)
BG Staffing, Inc.	994	20,526

Road & Rail (1.01%)
ArcBest Corp.	1,031	35,322

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	41

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments

December 31, 2018

	Shares	Value
Road & Rail (continued)
US Xpress Enterprises, Inc. - Class A**	641	$3,596
		38,918
Total Industrials		408,908

Information Technology (10.56%)
Communications Equipment (2.17%)
Communications Systems, Inc.	1,712	3,475
Comtech Telecommunications Corp.	1,255	30,547
Ituran Location and Control, Ltd. (Israel)	1,208	38,728
Network-1 Technologies, Inc.	1,754	3,911
Ribbon Communications, Inc.**	1,430	6,893
		83,554
Electronic Equipment, Instruments & Components (1.95%)
Hollysys Automation Technologies, Ltd. (China)	1,419	24,847
KEMET Corp.	2,207	38,711
PCM, Inc.**	315	5,547
Richardson Electronics, Ltd./United States	677	5,883
		74,988
IT Services (2.05%)
Endava PLC ADR (Great Britain)**	454	11,005
Hackett Group, Inc.	571	9,142
Luxoft Holding, Inc. (Switzerland)**	368	11,195
Perficient, Inc.**	2,144	47,725
		79,067
Semiconductors & Semiconductor Equipment (2.30%)
Photronics, Inc.**	4,541	43,957
SMART Global Holdings, Inc.**	668	19,839
Synaptics, Inc.**	665	24,745
		88,541
Software (2.09%)
MiX Telematics, Ltd. ADR (South Africa)	2,446	38,280
Zix Corp.**	7,327	41,984
		80,264
Total Information Technology		406,414

Materials (2.79%)
Metals & Mining (2.06%)
Caledonia Mining Corp. PLC (South Africa)	1,916	10,066
Friedman Industries, Inc.	2,462	17,357
Ramaco Resources, Inc.**	3,690	18,265
Schnitzer Steel Industries, Inc. - Class A	1,552	33,446
		79,134
	Shares	Value
Paper & Forest Products (0.73%)
Verso Corp. - Class A**	1,256	$28,135

Total Materials		107,269

Real Estate (4.03%)
Equity Real Estate Investment Trusts (REITs) (3.10%)
Condor Hospitality Trust, Inc.	4,791	33,010
CorEnergy Infrastructure Trust, Inc.	1,253	41,449
Global Medical REIT, Inc.	4,788	42,565
Safety Income & Growth, Inc.	129	2,427
		119,451
Real Estate Management & Development (0.93%)
RMR Group, Inc. - Class A	673	35,723

Total Real Estate		155,174

Utilities (1.34%)
Electric Utilities (0.42%)
Genie Energy, Ltd.	2,665	16,070

Water Utilities (0.92%)
Consolidated Water Co., Ltd. (Cayman Islands)	3,055	35,621

Total Utilities		51,691

Total Common Stocks
(Cost $3,871,666)		3,858,504

	Shares	Value
Money Market Mutual Funds (0.88%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	33,998	33,998

Total Money Market Mutual Funds
(Cost $33,998)		33,998

Value
Total Investments (101.10%)
(Cost $3,905,664)	$3,892,502

Liabilities Less Other Assets (-1.10%)	(42,362)

Net Assets (100.00%)	$3,850,140

See Notes to Financial Statements.

42	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Statement of Investments

December 31, 2018

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	43

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (99.64%)
Communication Services (1.25%)
Media (1.25%)
John Wiley & Sons, Inc. - Class A	23,460	$1,101,916

Total Communication Services		1,101,916

Consumer Discretionary (9.98%)
Diversified Consumer Services (3.02%)
Graham Holdings Co. - Class B	4,154	2,660,970

Household Durables (2.66%)
MDC Holdings, Inc.	83,402	2,344,430

Multiline Retail (1.37%)
Big Lots, Inc.	41,535	1,201,192

Specialty Retail (2.93%)
Caleres, Inc.	31,425	874,558
Chico's FAS, Inc.	191,400	1,075,668
Children's Place, Inc.	6,925	623,873
		2,574,099
Total Consumer Discretionary		8,780,691

Consumer Staples (1.76%)
Food Products (1.76%)
Flowers Foods, Inc.	83,931	1,550,206

Total Consumer Staples		1,550,206

Energy (7.99%)
Energy Equipment & Services (1.53%)
Liberty Oilfield Services, Inc. - Class A	41,930	542,994
Solaris Oilfield Infrastructure, Inc. - Class A	66,336	802,002
		1,344,996
Oil, Gas & Consumable Fuels (6.46%)
CVR Energy, Inc.	44,495	1,534,187
Enerplus Corp. (Canada)	393,076	3,050,270
Range Resources Corp.	115,063	1,101,153
		5,685,610
Total Energy		7,030,606

Financials (30.82%)
Banks (18.47%)
First Midwest Bancorp, Inc.	43,631	864,330
FNB Corp.	198,806	1,956,251
Glacier Bancorp, Inc.	57,172	2,265,155
Great Western Bancorp, Inc.	31,360	980,000
Hancock Whitney Corp.	24,070	834,025
Independent Bank Corp.	23,480	1,650,879
Lakeland Financial Corp.	22,265	894,162
Umpqua Holdings Corp.	142,889	2,271,935
Union Bankshares Corp.	66,210	1,869,108
Valley National Bancorp	132,695	1,178,332
	Shares	Value
Banks (continued)
Wintrust Financial Corp.	22,387	$1,488,512
		16,252,689
Capital Markets (2.49%)
Artisan Partners Asset Management, Inc. - Class A	55,475	1,226,552
BGC Partners, Inc. - Class A	186,240	962,861
		2,189,413
Insurance (2.53%)
CNO Financial Group, Inc.	85,790	1,276,555
ProAssurance Corp.	23,375	948,090
		2,224,645
Thrifts & Mortgage Finance (7.33%)
Northwest Bancshares, Inc.	127,835	2,165,525
Radian Group, Inc.	151,191	2,473,485
Washington Federal, Inc.	67,798	1,810,885
		6,449,895
Total Financials		27,116,642

Health Care (5.68%)
Health Care Providers & Services (3.24%)
Ensign Group, Inc.	73,649	2,856,845

Pharmaceuticals (2.44%)
Phibro Animal Health Corp. - Class A	66,734	2,146,165

Total Health Care		5,003,010

Industrials (8.90%)
Building Products (1.02%)
Resideo Technologies, Inc.**	43,610	896,185

Construction & Engineering (2.47%)
Primoris Services Corp.	113,440	2,170,107

Machinery (3.57%)
Global Brass & Copper Holdings, Inc.	17,024	428,154
Greenbrier Cos., Inc.	27,005	1,067,778
ITT, Inc.	34,065	1,644,317
		3,140,249
Road & Rail (1.84%)
Schneider National, Inc. - Class B	86,870	1,621,863

Total Industrials		7,828,404

Information Technology (12.55%)
Communications Equipment (2.36%)
InterDigital, Inc.	31,200	2,072,616

Electronic Equipment, Instruments &
Components (0.95%)
MTS Systems Corp.	20,900	838,717

See Notes to Financial Statements.
44	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
IT Services (1.49%)
TTEC Holdings, Inc.	45,900	$1,311,363

Semiconductors & Semiconductor
Equipment (3.27%)
Cohu, Inc.	69,000	1,108,830
Silicon Motion Technology Corp. ADR (Taiwan)	51,375	1,772,438
		2,881,268
Software (4.48%)
j2 Global Inc.	20,460	1,419,515
TiVo Corp.	267,835	2,520,327
		3,939,842
Total Information Technology		11,043,806

Materials (1.77%)
Metals & Mining (1.77%)
Cleveland-Cliffs, Inc.**	112,605	865,932
Kaiser Aluminum Corp.	7,703	687,801
		1,553,733
Total Materials		1,553,733

Real Estate (13.23%)
Equity Real Estate Investment Trusts (REITs) (11.81%)
Americold Realty Trust	80,638	2,059,495
Corporate Office Properties Trust	67,275	1,414,793
GEO Group, Inc.	138,698	2,732,351
QTS Realty Trust, Inc. - Class A	47,570	1,762,468
STAG Industrial, Inc.	60,100	1,495,288
Summit Hotel Properties, Inc.	95,300	927,269
		10,391,664
Real Estate Management & Development (1.42%)
Newmark Group, Inc. - Class A	155,458	1,246,776

Total Real Estate		11,638,440

Utilities (5.71%)
Gas Utilities (5.71%)
National Fuel Gas Co.	40,405	2,067,928
Southwest Gas Holdings, Inc.	38,707	2,961,085
		5,029,013
Total Utilities		5,029,013

Total Common Stocks
(Cost $89,004,898)		87,676,467
	Shares	Value
Money Market Mutual Funds (0.69%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	611,236	$611,236

Total Money Market Mutual Funds
(Cost $611,236)		611,236

Total Investments (100.33%)
(Cost $89,616,134)		$88,287,703

Liabilities Less Other Assets (-0.33%)		(294,674)

Net Assets (100.00%)		$87,993,029

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	45

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (98.26%)
Communication Services (5.10%)
Diversified Telecommunication Services (1.72%)
Cogent Communications Holdings, Inc.	24,615	$1,112,844

Entertainment (1.68%)
Lions Gate Entertainment Corp. - Class A	49,172	791,669
Lions Gate Entertainment Corp. - Class B	19,884	295,874
		1,087,543
Interactive Media & Services (0.98%)
Eventbrite, Inc. - Class A**	22,840	635,180

Media (0.72%)
New York Times Co. - Class A	20,840	464,524

Total Communication Services		3,300,091

Consumer Discretionary (9.30%)
Diversified Consumer Services (4.63%)
Bright Horizons Family Solutions, Inc.**	12,645	1,409,285
Chegg, Inc.**	26,620	756,541
Grand Canyon Education, Inc.**	8,580	824,881
		2,990,707
Hotels, Restaurants & Leisure (2.32%)
Churchill Downs, Inc.	3,177	774,997
Jack in the Box, Inc.	9,360	726,617
		1,501,614
Leisure Products (0.84%)
Callaway Golf Co.	35,350	540,855

Multiline Retail (1.51%)
Ollie's Bargain Outlet Holdings, Inc.**	14,720	979,027

Total Consumer Discretionary		6,012,203

Consumer Staples (2.31%)
Beverages (1.23%)
MGP Ingredients, Inc.	13,985	797,844

Food Products (1.08%)
Simply Good Foods Co.**	36,820	695,898

Total Consumer Staples		1,493,742

Energy (1.88%)
Oil, Gas & Consumable Fuels (1.88%)
Centennial Resource Development, Inc. - Class A**	45,075	496,726
PDC Energy, Inc.**	14,110	419,914
	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SRC Energy, Inc.**	63,721	$299,489
		1,216,129
Total Energy		1,216,129

Financials (9.70%)
Banks (2.22%)
Bank OZK	16,851	384,708
Eagle Bancorp, Inc.**	21,535	1,048,970
		1,433,678
Capital Markets (1.87%)
Evercore Partners, Inc. - Class A	8,365	598,600
Focus Financial Partners, Inc. - Class A**	23,155	609,671
		1,208,271
Insurance (3.58%)
AMERISAFE, Inc.	11,651	660,495
Goosehead Insurance, Inc. - Class A**	27,905	733,622
Trupanion, Inc.**	36,110	919,361
		2,313,478
Thrifts & Mortgage Finance (2.03%)
LendingTree, Inc.**	2,851	625,994
Meridian Bancorp, Inc.	47,920	686,214
		1,312,208
Total Financials		6,267,635

Health Care (24.61%)
Biotechnology (2.63%)
Amicus Therapeutics, Inc.**	53,230	509,943
Array BioPharma, Inc.**	42,800	609,900
Loxo Oncology, Inc.**	4,135	579,190
		1,699,033
Health Care Equipment & Supplies (7.89%)
Glaukos Corp.**	10,655	598,491
Globus Medical, Inc. - Class A**	30,970	1,340,381
Inogen, Inc.**	7,670	952,384
LivaNova PLC (Great Britain)**	11,040	1,009,829
Masimo Corp.**	11,172	1,199,538
		5,100,623
Health Care Providers & Services (5.15%)
Amedisys, Inc.**	10,815	1,266,545
BioTelemetry, Inc.**	21,110	1,260,689
HealthEquity, Inc.**	13,475	803,784
		3,331,018
Health Care Technology (5.27%)
Evolent Health, Inc. - Class A**	31,800	634,410
Medidata Solutions, Inc.**	13,687	922,777
Omnicell, Inc.**	12,810	784,484
Teladoc Health, Inc.**	21,515	1,066,499
		3,408,170
Life Sciences Tools & Services (1.09%)
PRA Health Sciences, Inc.**	7,670	705,333

See Notes to Financial Statements.
46	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Statement of Investments
December 31, 2018

	Shares	Value
Pharmaceuticals (2.58%)
Catalent, Inc.**	19,275	$600,995
Intersect ENT, Inc.**	14,620	411,992
Pacira Pharmaceuticals, Inc.**	15,170	652,613
		1,665,600
Total Health Care		15,909,777

Industrials (13.65%)
Aerospace & Defense (3.02%)
Hexcel Corp.	21,530	1,234,530
Mercury Systems, Inc.**	15,175	717,626
		1,952,156
Commercial Services & Supplies (3.10%)
Healthcare Services Group, Inc.	22,805	916,305
Ritchie Bros Auctioneers, Inc. (Canada)	33,313	1,090,001
		2,006,306
Electrical Equipment (3.01%)
Generac Holdings, Inc.**	21,420	1,064,574
TPI Composites, Inc.**	35,960	883,897
		1,948,471
Machinery (1.65%)
Proto Labs, Inc.**	9,473	1,068,460

Professional Services (1.77%)
Huron Consulting Group, Inc.**	22,230	1,140,621

Road & Rail (1.10%)
Saia, Inc.**	12,736	710,924

Total Industrials		8,826,938

Information Technology (27.26%)
IT Services (4.72%)
EPAM Systems, Inc.**	14,650	1,699,547
MAXIMUS, Inc.	20,755	1,350,943
		3,050,490
Semiconductors & Semiconductor
Equipment (6.46%)
Entegris, Inc.	38,795	1,082,186
Inphi Corp.**	31,698	1,019,091
Monolithic Power Systems, Inc.	8,270	961,387
Silicon Laboratories, Inc.**	14,149	1,115,083
		4,177,747
Software (16.08%)
2U, Inc.**	17,351	862,692
Envestnet, Inc.**	30,515	1,501,033
Everbridge, Inc.**	26,195	1,486,828
Fair Isaac Corp.**	4,317	807,279
FireEye, Inc.**	46,645	756,115
Globant SA (Argentina)**	22,995	1,295,078
Instructure, Inc.**	23,399	877,696
New Relic, Inc.**	8,205	664,359
RealPage, Inc.**	17,630	849,590
Zendesk, Inc.**	15,265	891,018
	Shares	Value
Software (continued)
Zscaler, Inc.**	10,260	$402,295
		10,393,983
Total Information Technology		17,622,220

Materials (2.82%)
Chemicals (2.82%)
Ingevity Corp.**	11,965	1,001,351
PolyOne Corp.	28,648	819,333
		1,820,684
Total Materials		1,820,684

Real Estate (1.63%)
Equity Real Estate Investment Trusts (REITs) (1.63%)
QTS Realty Trust, Inc. - Class A	28,499	1,055,888

Total Real Estate		1,055,888

Total Common Stocks
(Cost $61,228,866)		63,525,307

	Shares	Value
Money Market Mutual Funds (1.74%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	1,124,171	1,124,171

Total Money Market Mutual Funds
(Cost $1,124,171)		1,124,171

Total Investments (100.00%)
(Cost $62,353,037)		$64,649,478

Other Assets Less Liabilities (0.00%)		2,110

Net Assets (100.00%)		$64,651,588

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	47

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (99.28%)
Communication Services (2.08%)
Entertainment (2.08%)
Viacom, Inc. - Class B	699	$17,964

Total Communication Services		17,964

Consumer Discretionary (9.99%)
Diversified Consumer Services (2.67%)
Graham Holdings Co. - Class B	36	23,061

Hotels, Restaurants & Leisure (1.72%)
Six Flags Entertainment Corp.	267	14,853

Household Durables (2.53%)
MDC Holdings, Inc.	778	21,869

Multiline Retail (1.10%)
Big Lots, Inc.	330	9,544

Specialty Retail (1.17%)
Chico's FAS, Inc.	1,806	10,150

Textiles, Apparel & Luxury Goods (0.80%)
PVH Corp.	74	6,878

Total Consumer Discretionary		86,355

Consumer Staples (3.22%)
Food Products (3.22%)
Flowers Foods, Inc.	783	14,462
Lamb Weston Holdings, Inc.	182	13,388
		27,850
Total Consumer Staples		27,850

Energy (6.36%)
Energy Equipment & Services (0.63%)
Liberty Oilfield Services, Inc. - Class A	421	5,452

Oil, Gas & Consumable Fuels (5.73%)
CVR Energy, Inc.	496	17,102
Enerplus Corp. (Canada)	2,491	19,330
Range Resources Corp.	1,360	13,016
		49,448
Total Energy		54,900

Financials (21.98%)
Banks (11.17%)
BOK Financial Corp.	108	7,920
FNB Corp.	1,610	15,842
Glacier Bancorp, Inc.	405	16,046
Independent Bank Corp.	155	10,898
Investors Bancorp, Inc.	1,912	19,885
KeyCorp	999	14,765
	Shares	Value
Banks (continued)
Union Bankshares Corp.	396	$11,179
		96,535
Consumer Finance (1.30%)
Navient Corp.	1,271	11,198

Diversified Financial Services (1.81%)
Voya Financial, Inc.	389	15,615

Insurance (3.67%)
CNO Financial Group, Inc.	788	11,725
Everest Re Group, Ltd. (Bermuda)	92	20,034
		31,759
Thrifts & Mortgage Finance (4.03%)
Northwest Bancshares, Inc.	607	10,283
Radian Group, Inc.	1,498	24,507
		34,790
Total Financials		189,897

Health Care (3.50%)
Biotechnology (1.02%)
Grifols SA ADR (Spain)	478	8,776

Health Care Providers & Services (1.24%)
Ensign Group, Inc.	277	10,745

Pharmaceuticals (1.24%)
Phibro Animal Health Corp. - Class A	334	10,741

Total Health Care		30,262

Industrials (11.84%)
Aerospace & Defense (2.12%)
CAE, Inc. (Canada)	999	18,332

Construction & Engineering (2.84%)
Primoris Services Corp.	1,284	24,563

Machinery (5.29%)
ITT, Inc.	399	19,260
Oshkosh Corp.	431	26,424
		45,684
Road & Rail (1.59%)
Schneider National, Inc. - Class B	737	13,760

Total Industrials		102,339

Information Technology (11.11%)
Communications Equipment (2.00%)
InterDigital, Inc.	260	17,272

IT Services (3.23%)
Genpact, Ltd.	350	9,446

See Notes to Financial Statements.
48	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
IT Services (continued)
TTEC Holdings, Inc.	645	$18,428
		27,874
Semiconductors & Semiconductor
Equipment (1.96%)
Silicon Motion Technology Corp. ADR (Taiwan)	272	9,384
Skyworks Solutions, Inc.	113	7,573
		16,957
Software (3.92%)
j2 Global, Inc.	199	13,807
TiVo Corp.	2,135	20,090
		33,897
Total Information Technology		96,000

Materials (4.24%)
Chemicals (2.63%)
Mosaic Co.	779	22,755

Metals & Mining (1.61%)
Cleveland-Cliffs, Inc.**	1,806	13,888

Total Materials		36,643

Real Estate (15.56%)
Equity Real Estate Investment Trusts (REITs) (15.56%)
Americold Realty Trust	534	13,638
Corporate Office Properties Trust	545	11,461
CyrusOne, Inc.	329	17,398
Gaming and Leisure Properties, Inc.	503	16,252
GEO Group, Inc.	1,153	22,714
Invitation Homes, Inc.	780	15,662
Park Hotels & Resorts, Inc.	322	8,366
STAG Industrial, Inc.	585	14,555
Sun Communities, Inc.	142	14,443
		134,489
Total Real Estate		134,489

Utilities (9.40%)
Gas Utilities (5.28%)
National Fuel Gas Co.	459	23,492
Southwest Gas Holdings, Inc.	289	22,108
		45,600
Multi-Utilities (4.12%)
CenterPoint Energy, Inc.	521	14,708
Public Service Enterprise Group, Inc.	401	20,872
		35,580
Total Utilities		81,180

Total Common Stocks
(Cost $973,045)		857,879
	Shares	Value
Money Market Mutual Funds (1.29%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	11,180	$11,180

Total Money Market Mutual Funds
(Cost $11,180)		11,180

Total Investments (100.57%)
(Cost $984,225)		$869,059

Liabilities Less Other Assets (-0.57%)		(4,890)

Net Assets (100.00%)		$864,169

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	49

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (97.89%)
Communication Services (4.25%)
Diversified Telecommunication Services (1.70%)
TELUS Corp. (Canada)	42,230	$1,399,502

Entertainment (2.55%)
Viacom, Inc. - Class B	81,480	2,094,036

Total Communication Services		3,493,538

Consumer Discretionary (7.93%)
Hotels, Restaurants & Leisure (2.33%)
Six Flags Entertainment Corp.	34,450	1,916,454

Internet & Direct Marketing Retail (2.52%)
Expedia Group, Inc.	18,400	2,072,760

Leisure Products (1.25%)
Hasbro, Inc.	12,630	1,026,187

Textiles, Apparel & Luxury Goods (1.83%)
PVH Corp.	16,194	1,505,232

Total Consumer Discretionary		6,520,633

Consumer Staples (5.25%)
Beverages (1.91%)
Molson Coors Brewing Co. - Class B	28,000	1,572,480

Food Products (3.34%)
Flowers Foods, Inc.	74,214	1,370,732
Lamb Weston Holdings, Inc.	18,685	1,374,469
		2,745,201
Total Consumer Staples		4,317,681

Energy (4.61%)
Oil, Gas & Consumable Fuels (4.61%)
Enerplus Corp. (Canada)	306,480	2,378,285
Range Resources Corp.	147,445	1,411,049
		3,789,334
Total Energy		3,789,334

Financials (20.69%)
Banks (9.73%)
BOK Financial Corp.	17,974	1,318,033
FNB Corp.	169,077	1,663,718
Investors Bancorp, Inc.	173,690	1,806,376
KeyCorp	129,955	1,920,735
People's United Financial, Inc.	89,200	1,287,156
		7,996,018
	Shares	Value
Capital Markets (1.36%)
Ameriprise Financial, Inc.	10,647	$1,111,227

Consumer Finance (1.49%)
Navient Corp.	139,155	1,225,956

Diversified Financial Services (1.72%)
Voya Financial, Inc.	35,258	1,415,256

Insurance (4.01%)
Everest Re Group, Ltd. (Bermuda)	9,680	2,107,917
Principal Financial Group, Inc.	26,915	1,188,835
		3,296,752
Thrifts & Mortgage Finance (2.38%)
Radian Group, Inc.	119,585	1,956,411

Total Financials		17,001,620

Health Care (5.90%)
Biotechnology (2.67%)
Grifols SA ADR (Spain)	119,490	2,193,836

Health Care Providers & Services (3.23%)
AmerisourceBergen Corp.	15,545	1,156,548
Quest Diagnostics, Inc.	18,017	1,500,276
		2,656,824
Total Health Care		4,850,660

Industrials (9.71%)
Aerospace & Defense (1.52%)
CAE, Inc. (Canada)	68,235	1,252,112

Building Products (0.99%)
Resideo Technologies, Inc.**	39,600	813,780

Commercial Services & Supplies (2.42%)
Republic Services, Inc.	27,650	1,993,289

Machinery (2.16%)
Oshkosh Corp.	28,950	1,774,924

Road & Rail (2.62%)
Kansas City Southern	22,520	2,149,534

Total Industrials		7,983,639

Information Technology (10.43%)
Communications Equipment (2.66%)
InterDigital, Inc.	18,970	1,260,177
Juniper Networks, Inc.	34,317	923,470
		2,183,647

See Notes to Financial Statements.
50	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Electronic Equipment, Instruments & Components (1.32%)
Dolby Laboratories, Inc. - Class A	17,540	$1,084,673

IT Services (4.71%)
Amdocs, Ltd.	28,385	1,662,794
Genpact, Ltd.	81,870	2,209,671
		3,872,465
Semiconductors & Semiconductor Equipment (1.74%)
Skyworks Solutions, Inc.	21,380	1,432,888

Total Information Technology		8,573,673

Materials (2.81%)
Chemicals (2.81%)
Eastman Chemical Co.	13,100	957,741
Mosaic Co.	46,166	1,348,509
		2,306,250
Total Materials		2,306,250

Real Estate (14.76%)
Equity Real Estate Investment Trusts (REITs) (14.76%)
Americold Realty Trust	61,955	1,582,331
Corporate Office Properties Trust	73,195	1,539,291
CyrusOne, Inc.	34,650	1,832,292
Gaming and Leisure Properties, Inc.	58,195	1,880,281
Invitation Homes, Inc.	80,650	1,619,452
Mid-America Apartment Communities, Inc.	11,362	1,087,343
Park Hotels & Resorts, Inc.	30,590	794,728
Sun Communities, Inc.	17,600	1,790,096
		12,125,814
Total Real Estate		12,125,814

Utilities (11.55%)
Electric Utilities (1.71%)
Xcel Energy, Inc.	28,435	1,400,993

Gas Utilities (5.04%)
National Fuel Gas Co.	42,500	2,175,150
Southwest Gas Holdings, Inc.	25,756	1,970,334
		4,145,484
Multi-Utilities (4.80%)
CenterPoint Energy, Inc.	49,400	1,394,562
Public Service Enterprise Group, Inc.	48,980	2,549,409
		3,943,971
Total Utilities		9,490,448

Total Common Stocks
(Cost $83,916,554)		80,453,290
Value
Total Investments (97.89%)
(Cost $83,916,554)	$80,453,290

Other Assets Less Liabilities (2.11%)	1,732,593

Net Assets (100.00%)	$82,185,883

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	51

Segall Bryant & Hamill Large Cap Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (98.86%)
Consumer Discretionary (19.97%)
Hotels, Restaurants & Leisure (9.12%)
Starbucks Corp.	5,450	$350,980
Yum! Brands, Inc.	4,548	418,052
		769,032
Multiline Retail (3.79%)
Target Corp.	4,838	319,743

Specialty Retail (3.70%)
Lowe's Cos., Inc.	3,374	311,623

Textiles, Apparel & Luxury Goods (3.36%)
Ralph Lauren Corp.	2,740	283,480

Total Consumer Discretionary		1,683,878

Consumer Staples (12.30%)
Food & Staples Retailing (4.51%)
Walmart, Inc.	4,082	380,238

Food Products (3.39%)
General Mills, Inc.	7,350	286,209

Household Products (4.40%)
Kimberly-Clark Corp.	3,252	370,533

Total Consumer Staples		1,036,980

Energy (3.06%)
Oil, Gas & Consumable Fuels (3.06%)
Occidental Petroleum Corp.	4,210	258,410

Total Energy		258,410

Financials (10.48%)
Banks (3.71%)
US Bancorp	6,845	312,817

Insurance (6.77%)
Chubb, Ltd. (Switzerland)	2,525	326,179
Prudential Financial, Inc.	3,000	244,650
		570,829
Total Financials		883,646

Health Care (14.79%)
Biotechnology (6.94%)
AbbVie, Inc.	3,186	293,717
Gilead Sciences, Inc.	4,653	291,045
		584,762
Health Care Providers & Services (2.60%)
Cardinal Health, Inc.	4,925	219,655
	Shares	Value
Pharmaceuticals (5.25%)
Pfizer, Inc.	10,132	$442,262

Total Health Care		1,246,679

Industrials (7.79%)
Aerospace & Defense (3.66%)
L3 Technologies, Inc.	1,777	308,594

Road & Rail (4.13%)
CSX Corp.	5,600	347,928

Total Industrials		656,522

Information Technology (19.27%)
IT Services (6.11%)
Broadridge Financial Solutions, Inc.	2,688	258,720
International Business Machines Corp.	2,250	255,757
		514,477
Semiconductors & Semiconductor
Equipment (13.16%)
Broadcom, Inc.	1,400	355,992
QUALCOMM, Inc.	5,647	321,371
Xilinx, Inc.	5,075	432,238
		1,109,601
Total Information Technology		1,624,078

Materials (3.14%)
Chemicals (3.14%)
Eastman Chemical Co.	3,616	264,366

Total Materials		264,366

Utilities (8.06%)
Electric Utilities (4.29%)
Exelon Corp.	8,030	362,153

Multi-Utilities (3.77%)
Public Service Enterprise Group, Inc.	6,100	317,505

Total Utilities		679,658

Total Common Stocks
(Cost $7,710,238)		8,334,217

See Notes to Financial Statements.
52	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Statement of Investments
December 31, 2018

	Shares	Value
Money Market Mutual Funds (1.17%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	98,347	$98,347

Total Money Market Mutual Funds
(Cost $98,347)		98,347

		Value
Total Investments (100.03%)
(Cost $7,808,585)		$8,432,564

Liabilities Less Other Assets (-0.03%)		(2,925)

Net Assets (100.00%)		$8,429,639

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	53

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (99.08%)
Communication Services (15.54%)
Interactive Media & Services (12.50%)
Autohome, Inc. ADR (China)	17,143	$1,341,097
MarkLines Co., Ltd. (Japan)	146,111	1,599,683
Mitula Group, Ltd. (Australia)**	2,665,347	1,340,041
Momo, Inc. Sponsored ADR (China)**	41,200	978,500
ZIGExN Co., Ltd. (Japan)**	172,472	797,804
		6,057,125
Wireless Telecommunication Services (3.04%)
Amaysim Australia, Ltd. (Australia)**	2,112,917	1,473,351

Total Communication Services		7,530,476

Consumer Discretionary (24.68%)
Diversified Consumer Services (4.49%)
Fu Shou Yuan International Group, Ltd. (China)	2,001,847	1,508,320
IBJ, Inc. (Japan)	105,908	667,692
		2,176,012
Hotels, Restaurants & Leisure (9.56%)
Arcland Service Holdings Co., Ltd. (Japan)	38,208	750,181
Corporate Travel Management, Ltd. (Australia)	102,461	1,547,291
MTY Food Group, Inc. (Canada)	26,739	1,187,704
Yossix Co., Ltd. (Japan)	44,615	1,147,888
		4,633,064
Internet & Direct Marketing Retail (7.01%)
Just Eat PLC (United Kingdom)**	112,600	842,176
Webjet, Ltd. (Australia)	330,379	2,555,073
		3,397,249
Specialty Retail (2.41%)
Vertu Motors PLC (United Kingdom)	2,602,500	1,169,295

Textiles, Apparel & Luxury Goods (1.21%)
Pandora A/S (Denmark)	14,462	588,778

Total Consumer Discretionary		11,964,398

Consumer Staples (3.75%)
Food Products (2.66%)
Yihai International Holding, Ltd. (China)	526,732	1,287,485

Personal Products (1.09%)
BWX, Ltd. (Australia)	474,200	527,724

Total Consumer Staples		1,815,209
	Shares	Value
Financials (8.93%)
Capital Markets (6.54%)
Azimut Holding SpA (Italy)	116,869	$1,276,628
M&A Capital Partners Co., Ltd. (Japan)**	24,556	851,356
Sanne Group PLC (Jersey)	140,600	1,041,204
		3,169,188
Thrifts & Mortgage Finance (2.39%)
Mortgage Advice Bureau Holdings, Ltd. (United Kingdom)	176,799	1,160,543

Total Financials		4,329,731

Health Care (4.38%)
Health Care Providers & Services (1.83%)
National Veterinary Care, Ltd. (Australia)	645,019	885,922

Pharmaceuticals (2.55%)
China Medical System Holdings, Ltd. (China)	1,331,370	1,237,772

Total Health Care		2,123,694

Industrials (11.37%)
Commercial Services & Supplies (4.93%)
Boyd Group Income Fund (Canada)	14,330	1,185,595
Clipper Logistics PLC (Great Britain)	420,000	1,204,498
		2,390,093
Industrial Conglomerates (1.14%)
BGF Co., Ltd. (South Korea)	76,194	551,071

Professional Services (3.42%)
Nihon M&A Center, Inc. (Japan)	40,330	815,394
SMS Co., Ltd. (Japan)	53,490	844,284
		1,659,678
Trading Companies & Distributors (1.88%)
IMCD NV (Netherlands)	14,200	911,101

Total Industrials		5,511,943

Information Technology (28.35%)
IT Services (17.07%)
Appen, Ltd. (Australia)	149,150	1,347,841
CANCOM SE (Germany)	71,600	2,351,144
Citadel Group, Ltd. (Australia)	208,523	1,067,768
Keywords Studios PLC (Ireland)	194,240	2,649,091
Softcat PLC (United Kingdom)	114,565	858,625
		8,274,469
Software (11.28%)
Constellation Software, Inc. (Canada)	1,975	1,264,191
Fortnox AB (Sweden)	242,486	1,827,615
Logo Yazilim Sanayi Ve Ticaret AS (Turkey)**	159,685	818,866

See Notes to Financial Statements.
54	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2018

	Shares	Value
Software (continued)
Magic Software Enterprises, Ltd. (Israel)	172,966	$1,319,731
Sapiens International Corp. NV (Israel)	21,530	237,476
		5,467,879
Total Information Technology		13,742,348

Real Estate (2.08%)
Real Estate Management & Development (2.08%)
Japan Property Management Center Co., Ltd. (Japan)	68,811	534,893
Tateru, Inc. (Japan)	168,421	471,742
		1,006,635
Total Real Estate		1,006,635

Total Common Stocks
(Cost $49,184,358)		48,024,434

	Shares	Value
Money Market Mutual Funds (0.60%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	293,068	293,068

Total Money Market Mutual Funds
(Cost $293,068)		293,068

Total Investments (99.68%)
(Cost $49,477,426)		$48,317,502

Other Assets Less Liabilities (0.32%)		153,716

Net Assets (100.00%)		$48,471,218

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

**	Non-income producing security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	55

Segall Bryant & Hamill Fundamental International Small Cap Fund	Statement of Investments
December 31, 2018

Country Breakdown as of December 31, 2018

Country	Market Value	%
Australia	$10,745,011	22.16%
Japan	8,480,917	17.51%
China	6,353,174	13.11%
United Kingdom	4,030,639	8.31%
Canada	3,637,490	7.51%
Ireland	2,649,091	5.47%
Germany	2,351,144	4.85%
Sweden	1,827,615	3.77%
Israel	1,557,207	3.21%
Italy	1,276,628	2.63%
Great Britain	1,204,498	2.48%
Jersey	1,041,204	2.15%
Netherlands	911,101	1.88%
Turkey	818,866	1.69%
Denmark	588,778	1.21%
South Korea	551,071	1.14%
United States	293,068	0.60%
Total Investments	48,317,502	99.68%
Other Assets in Excess of
Liabilities	153,716	0.32%
Net Assets	$48,471,218	100.00%

The country breakdown is based on the company headquarters.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS (a)

						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On	Current	Appreciation/
Description	Amount	Contract	Date	Settlement Date	Value	(Depreciation)
AED	224,411	Purchase	03/14/2019	$61,056	$61,087	$31
AUD	12,682,409	Sale	03/14/2019	9,159,703	8,943,766	215,937
BRL	3,219,973	Purchase	03/14/2019	826,408	826,444	36
CHF	2,100,969	Purchase	03/14/2019	2,137,483	2,151,546	14,063
CZK	154,402	Purchase	03/14/2019	6,842	6,888	46
EUR	5,958,519	Purchase	03/14/2019	6,848,194	6,867,393	19,199
GBP	788,417	Sale	03/14/2019	1,010,415	1,008,368	2,047
HKD	16,582,132	Sale	03/14/2019	2,127,079	2,122,079	5,000
HUF	5,781,085	Purchase	03/14/2019	20,530	20,733	203
IDR	4,632,759,767	Purchase	03/14/2019	314,849	319,744	4,895
INR	147,643,804	Purchase	03/14/2019	2,053,412	2,098,584	45,172
JPY	526,931,647	Purchase	03/14/2019	4,720,842	4,834,563	113,721
KRW	2,151,753,462	Purchase	03/14/2019	1,922,836	1,933,148	10,312
MXN	8,066,199	Purchase	03/14/2019	392,209	406,001	13,792
PEN	45,884	Purchase	03/14/2019	13,586	13,587	1
PHP	6,804,442	Purchase	03/14/2019	128,388	128,624	236
PLN	510,599	Purchase	03/14/2019	136,039	136,659	620
SEK	5,259,656	Purchase	03/14/2019	587,526	596,801	9,275
SGD	1,097,232	Purchase	03/14/2019	803,278	806,326	3,048
THB	18,496,571	Purchase	03/14/2019	565,623	569,082	3,459
TWD	81,898,815	Purchase	03/14/2019	2,674,888	2,679,969	5,081
						$466,174

CAD	254,300	Purchase	03/14/2019	$191,674	$186,582	$(5,092)
CLP	147,367,432	Purchase	03/14/2019	218,604	212,525	(6,079)
COP	129,883,256	Purchase	03/14/2019	41,189	39,860	(1,329)
DKK	2,293,382	Sale	03/14/2019	353,286	354,139	(853)
ILS	2,639,017	Purchase	03/14/2019	712,748	709,675	(3,073)
NOK	8,105,524	Purchase	03/14/2019	958,483	940,381	(18,102)
NZD	749,459	Purchase	03/14/2019	514,957	503,662	(11,295)
QAR	469,623	Purchase	03/14/2019	129,073	129,000	(73)
RUB	6,368,053	Purchase	03/14/2019	95,003	90,539	(4,464)
TRY	4,517,241	Sale	03/14/2019	812,732	822,024	(9,292)
ZAR	10,961,208	Purchase	03/14/2019	766,307	755,446	(10,861)
						$(70,513)

(a)	As of December 31, 2018 BNY Mellon is the counterparty for all Forward Foreign Currency Contracts.

See Notes to Financial Statements.
56	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
December 31, 2018

	Shares	Value
Common Stocks (98.86%)
Communication Services (3.24%)
Wireless Telecommunication Services (3.24%)
KDDI Corp. (Japan)	60,200	$1,441,219

Total Communication Services		1,441,219

Consumer Discretionary (16.58%)
Auto Components (2.57%)
Bridgestone Corp. (Japan)	29,600	1,143,977

Automobiles (3.98%)
Toyota Motor Corp. (Japan)	30,300	1,770,921

Hotels, Restaurants & Leisure (6.87%)
Starbucks Corp.	23,300	1,500,520
Whitbread PLC (Great Britain)	26,628	1,554,117
		3,054,637
Specialty Retail (3.16%)
Lowe's Cos., Inc.	15,200	1,403,872

Total Consumer Discretionary		7,373,407

Consumer Staples (13.78%)
Food & Staples Retailing (3.67%)
Walmart, Inc.	17,527	1,632,640

Food Products (4.03%)
Nestle SA ADR (Switzerland)	22,145	1,792,859

Household Products (3.78%)
Kimberly-Clark Corp.	14,764	1,682,210

Tobacco (2.30%)
British American Tobacco PLC ADR (Great Britain)	32,000	1,019,520

Total Consumer Staples		6,127,229

Energy (6.67%)
Oil, Gas & Consumable Fuels (6.67%)
Koninklijke Vopak NV (Netherlands)	35,200	1,600,311
Occidental Petroleum Corp.	22,283	1,367,730
		2,968,041
Total Energy		2,968,041

Financials (13.65%)
Banks (3.68%)
US Bancorp	35,806	1,636,334

Insurance (9.97%)
Chubb, Ltd. (Switzerland)	11,800	1,524,324
Helvetia Holding AG (Switzerland)	2,949	1,723,676
	Shares	Value
Insurance (continued)
Power Financial Corp. (Canada)	62,700	$1,186,303
		4,434,303
Total Financials		6,070,637

Health Care (13.60%)
Biotechnology (3.78%)
AbbVie, Inc.	18,244	1,681,914

Pharmaceuticals (9.82%)
Bayer AG (Germany)	16,200	1,124,064
Novartis AG ADR (Switzerland)	19,310	1,656,991
Roche Holding AG (Switzerland)	6,400	1,584,861
		4,365,916
Total Health Care		6,047,830

Industrials (9.28%)
Commercial Services & Supplies (3.60%)
Brambles, Ltd. (Australia)	223,800	1,599,980

Professional Services (5.68%)
Adecco Group AG (Switzerland)	21,700	1,014,021
RELX PLC (Great Britain)	73,500	1,514,389
		2,528,410
Total Industrials		4,128,390

Information Technology (13.54%)
IT Services (3.48%)
Broadridge Financial Solutions, Inc.	16,100	1,549,625

Semiconductors & Semiconductor
Equipment (6.61%)
Broadcom, Inc.	6,000	1,525,680
QUALCOMM, Inc.	24,837	1,413,474
		2,939,154
Software (3.45%)
Sage Group PLC (Great Britain)	200,052	1,533,489

Total Information Technology		6,022,268

Materials (3.06%)
Chemicals (3.06%)
Koninklijke DSM NV (Netherlands)	16,659	1,363,579

Total Materials		1,363,579

Utilities (5.46%)
Electric Utilities (3.84%)
Exelon Corp.	37,900	1,709,290

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	57

Segall Bryant & Hamill Global Large Cap Fund	Statement of Investments
December 31, 2018

	Shares	Value
Multi-Utilities (1.62%)
Public Service Enterprise Group, Inc.	13,800	$718,290

Total Utilities		2,427,580

Total Common Stocks
(Cost $38,912,201)		43,970,180

Total Investments (98.86%)
(Cost $38,912,201)		$43,970,180

Other Assets Less Liabilities (1.14%)		505,944

Net Assets (100.00%)		$44,476,124

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

Country Breakdown as of December 31, 2018

Country	Market Value	%
United States	$17,821,579	40.06%
Switzerland	9,296,732	20.90%
Great Britain	5,621,515	12.65%
Japan	4,356,117	9.79%
Netherlands	2,963,890	6.66%
Australia	1,599,980	3.60%
Canada	1,186,303	2.67%
Germany	1,124,064	2.53%
Total Investments	43,970,180	98.86%
Other Assets in Excess of Liabilities	505,944	1.14%
Net Assets	$44,476,124	100.00%

The country breakdown is based on the company headquarters.

See Notes to Financial Statements.
58	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Corporate Bonds (82.82%)
Financial Institutions (4.46%)
Banking (1.64%)
American Express Credit Corp.:
2.38%, 05/26/20	$20,000	$19,787

Insurance (1.56%)
Chubb INA Holdings, Inc.:
2.30%, 11/03/20	19,000	18,728

REITS (1.26%)
AvalonBay Communities, Inc.:
Series GMTN, 3.95%, 01/15/21	15,000	15,166

Total Financial Institutions		53,681

Industrial (74.61%)
Basic Industry (10.00%)
DowDuPont, Inc.:
3.77%, 11/15/20	20,000	20,188
Eastman Chemical Co.:
2.70%, 01/15/20	20,000	19,850
Packaging Corp. of America:
2.45%, 12/15/20	20,000	19,633
PotlatchDeltic Corp.:
7.50%, 11/01/19	19,000	19,670
Sherwin-Williams Co.:
7.25%, 06/15/19	20,000	20,351
Weyerhaeuser Co.:
7.38%, 10/01/19	20,000	20,552
		120,244
Capital Goods (8.03%)
Ball Corp.:
4.38%, 12/15/20	21,000	21,079
Caterpillar Financial Services Corp.:
7.15%, 02/15/19	15,000	15,069
Masco Corp.:
3.50%, 04/01/21	20,000	19,906
Roper Technologies, Inc.:
3.00%, 12/15/20	20,000	19,866
Xylem, Inc.:
4.88%, 10/01/21	20,000	20,650
		96,570
Communications (13.39%)
21st Century Fox America, Inc.:
4.50%, 02/15/21	20,000	20,532
American Tower Corp.:
2.80%, 06/01/20	20,000	19,843
AT&T, Inc.:
2.45%, 06/30/20	20,000	19,737
CBS Corp.:
2.30%, 08/15/19	20,000	19,852
Discovery Communications LLC:
5.63%, 08/15/19	20,000	20,261
	Principal
	Amount	Value
Communications (continued)
Moody's Corp.:
3.25%, 06/07/21	$20,000	$19,922
NBCUniversal Media LLC:
5.15%, 04/30/20	20,000	20,530
Omnicom Group, Inc. / Omnicom Capital, Inc.:
6.25%, 07/15/19	20,000	20,322
		160,999
Consumer Cyclical (6.61%)
Carnival Corp.:
3.95%, 10/15/20	20,000	20,254
Royal Caribbean Cruises, Ltd.:
2.65%, 11/28/20	20,000	19,629
Starbucks Corp.:
2.10%, 02/04/21	20,000	19,508
Walgreen Co.:
5.25%, 01/15/19	20,000	20,012
		79,403
Consumer Non-Cyclical (13.36%)
Abbott Laboratories:
2.80%, 09/15/20	20,000	19,878
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21	20,000	19,658
Coca-Cola Co.:
1.38%, 05/30/19	20,000	19,890
Constellation Brands, Inc.:
3.88%, 11/15/19	20,000	20,075
CVS Health Corp.:
2.80%, 07/20/20	20,000	19,816
Kraft Heinz Foods Co.:
5.38%, 02/10/20	20,000	20,455
Kroger Co.:
6.15%, 01/15/20	20,000	20,565
Quest Diagnostics, Inc.:
4.75%, 01/30/20	20,000	20,320
		160,657
Energy - Independent (2.71%)
Exxon Mobil Corp.:
1.71%, 03/01/19	12,000	11,979
Valero Energy Corp.:
6.13%, 02/01/20	20,000	20,582
		32,561
Energy - Midstream (6.37%)
Enterprise Products Operating LLC:
5.25%, 01/31/20	20,000	20,372
Kinder Morgan Energy Partners LP:
6.85%, 02/15/20	15,000	15,531
Magellan Midstream Partners LP:
4.25%, 02/01/21	20,000	20,291
Williams Cos., Inc.:
5.25%, 03/15/20	20,000	20,389
		76,583

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	59

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Technology (1.66%)
Amphenol Corp.:
2.55%, 01/30/19	$20,000	$19,987

Transportation (12.48%)
Canadian National Railway Co. (Canada):
2.40%, 02/03/20	20,000	19,893
Continental Airlines 2010-1 Class A
Pass Through Trust:
Series A, 4.75%, 01/12/21	13,481	13,664
Continental Airlines 2012-1 Class B
Pass Through Trust:
Series B, 6.25%, 04/11/20	13,277	13,483
CSX Transportation, Inc.:
9.75%, 06/15/20	14,000	15,315
Delta Air Lines 2010-2 Class A Pass
Through Trust:
Series 2A, 4.95%, 05/23/19	22,732	22,857
FedEx Corp.:
2.30%, 02/01/20	20,000	19,818
JB Hunt Transport Services, Inc.:
2.40%, 03/15/19	20,000	19,966
Norfolk Southern Corp.:
5.90%, 06/15/19	20,000	20,213
United Parcel Service, Inc.:
5.13%, 04/01/19	5,000	5,027
		150,236
Total Industrial		897,240

Utility (3.75%)
Electric (3.75%)
Public Service Co. of Oklahoma:
5.15%, 12/01/19	20,000	20,368
WEC Energy Group, Inc.:
2.45%, 06/15/20	25,000	24,702
		45,070
Total Utility		45,070

Total Corporate Bonds
(Cost $994,838)		995,991
	Principal
	Amount	Value
Government Related (1.59%)
Agencies (1.59%)
Government Guaranteed (1.59%)
Private Export Funding Corp.:
Series Z, 4.38%, 03/15/19	$19,000	$19,063

Total Agencies		19,063

Total Government Related
(Cost $19,049)		19,063

Asset Backed Securities (3.30%)
BA Credit Card Trust:
Series 2017-A1, Class A1,
1.95%, 03/15/20	20,000	19,762
Toyota Auto Receivables 2018-B
Owner Trust:
Series 2018-B, Class A2A,
2.64%, 03/15/21	20,000	19,949

Total Asset Backed Securities
(Cost $39,672)		39,711

U.S. Treasury Bonds & Notes (4.97%)
United States Treasury
1.38%, 09/30/20	25,000	$24,511
3.38%, 11/15/19	35,000	35,210
		59,721

Total U.S. Treasury Bonds & Notes
(Cost $59,724)		59,721

	Shares	Value
Money Market Mutual Funds (16.11%)
Goldman Sachs Financial Square
Funds - Government Fund, (7 Day Yield 2.280%)	193,677	193,677

Total Money Market Mutual Funds
(Cost $193,677)		193,677

Total Investments (108.79%)
(Cost $1,306,960)		$1,308,163

Liabilities Less Other Assets (-8.79%)		(105,744)

Net Assets (100.00%)		$1,202,419

See Notes to Financial Statements.
60	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Statement of Investments
December 31, 2018

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	61

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Shares	Value
Preferred Stocks (0.09%)
Financial Institutions (0.09%)
Banking (0.09%)
First Tennessee Bank NA - 144A, 3.75%(a)(b)	1,500	$1,106,406

Total Financial Institutions		1,106,406

Total Preferred Stocks
(Cost $$1,500,000)		1,106,406

	Principal
	Amount	Value
Corporate Bonds (41.20%)
Financial Institutions (13.49%)
Banking (5.98%)
BB&T Corp.:
2.85%, 10/26/24	$6,150,000	$5,908,250
6.85%, 04/30/19	2,100,000	2,125,811
Capital One Financial Corp.:
3.20%, 02/05/25	10,090,000	9,423,473
Capital One NA:
2.35%, 01/31/20(c)	3,175,000	3,134,389
First Tennessee Bank NA:
2.95%, 12/01/19	10,975,000	10,890,087
JPMorgan Chase & Co.:
4.50%, 01/24/22	9,000,000	9,273,073
KeyCorp:
5.10%, 03/24/21	11,825,000	12,263,882
PNC Bank NA:
2.70%, 11/01/22	6,675,000	6,486,081
RBC USA Holdco Corp.:
5.25%, 09/15/20	1,900,000	1,957,965
UBS AG:
Series GMTN, 4.88%, 08/04/20	11,375,000	11,638,905
		73,101,916
Broker/Asset Managers/Exchanges (1.62%)
CBOE Global Markets, Inc.:
3.65%, 01/12/27	11,900,000	11,588,171
FMR LLC - 144A:
7.49%, 06/15/19(a)	8,100,000	8,252,000
		19,840,171
Finance Companies (2.36%)
Aircastle, Ltd.:
5.00%, 04/01/23	7,350,000	7,378,462
Aviation Capital Group LLC - 144A:
3.88%, 05/01/23(a)	9,175,000	8,988,459
General Electric Co.:
Series D, 3M US L + 3.33%, Perpetual Maturity(b)	10,762,000	8,232,930
	Principal
	Amount	Value
Finance Companies (continued)
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	$4,725,000	$4,252,500
		28,852,351
Insurance (1.46%)
Massachusetts Mutual Life Insurance Co. - 144A:
8.88%, 06/01/39(a)	1,414,000	2,121,626
Northwestern Mutual Life Insurance Co. - 144A:
3.85%, 09/30/47(a)	8,050,000	7,300,472
PartnerRe Finance B LLC:
5.50%, 06/01/20	8,216,000	8,443,772
		17,865,870
Real Estate Investment Trust (REITs) (2.07%)
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	6,175,000	5,646,266
Ventas Realty LP:
4.40%, 01/15/29	2,955,000	2,942,085
Washington Real Estate Investment Trust:
3.95%, 10/15/22	2,025,000	2,047,355
4.95%, 10/01/20	13,825,000	14,042,156
Weingarten Realty Investors:
6.64%, 07/15/26	545,000	602,158
		25,280,020
Total Financial Institutions		164,940,328

Industrial (24.51%)
Basic Industry (3.36%)
CF Industries, Inc. - 144A:
4.50%, 12/01/26(a)	4,325,000	4,229,063
DowDuPont, Inc.:
3.77%, 11/15/20	5,275,000	5,324,504
PotlatchDeltic Corp.:
7.50%, 11/01/19	11,496,000	11,901,659
Teck Resources, Ltd. - 144A (Canada):
8.50%, 06/01/24(a)	8,500,000	9,105,625
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	10,675,000	10,576,734
		41,137,585
Capital Goods (3.84%)
Airbus Finance BV - 144A (Netherlands):
2.70%, 04/17/23(a)	1,950,000	1,898,278
Avery Dennison Corp.:
4.88%, 12/06/28	7,075,000	7,141,746
Ball Corp.:
4.00%, 11/15/23	2,675,000	2,601,437

See Notes to Financial Statements.
62	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Capital Goods (continued)
CNH Industrial NV (United Kingdom):
4.50%, 08/15/23	$3,275,000	$3,291,048
General Dynamics Corp.:
2.63%, 11/15/27	3,025,000	2,791,067
Hexcel Corp.:
3.95%, 02/15/27	5,220,000	5,108,208
4.70%, 08/15/25	3,781,000	3,882,614
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(a)(c)	8,550,000	8,686,373
Masco Corp.:
6.50%, 08/15/32	5,530,000	6,117,552
Roper Technologies, Inc.:
3.65%, 09/15/23	5,406,000	5,409,568
		46,927,891
Communications (3.87%)
America Movil SAB de CV (Mexico):
5.00%, 10/16/19	6,975,000	7,066,468
American Tower Corp.:
5.90%, 11/01/21	3,575,000	3,777,457
AT&T, Inc.:
4.55%, 03/09/49	3,577,000	3,083,218
5.15%, 11/15/46	5,475,000	5,094,248
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(a)	6,000,000	5,970,000
Comcast Corp.:
3.95%, 10/15/25	7,425,000	7,516,296
Lions Gate Capital Holdings LLC - 144A:
5.88%, 11/01/24(a)	4,700,000	4,641,250
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	6,750,000	6,311,250
Verizon Communications, Inc.:
4.33%, 09/21/28	3,912,000	3,930,499
		47,390,686
Consumer Cyclical (2.53%)
Alimentation Couche-Tard, Inc. 144A - (Canada):
3.55%, 07/26/27(a)	5,775,000	5,395,027
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	7,170,000	7,171,004
General Motors Financial Co., Inc.:
3.95%, 04/13/24	4,425,000	4,202,171
4.25%, 05/15/23	3,200,000	3,124,986
L Brands, Inc.:
5.25%, 02/01/28	4,150,000	3,548,250
	Principal
	Amount	Value
Consumer Cyclical (continued)
O'Reilly Automotive, Inc.:
4.88%, 01/14/21	$7,276,000	$7,470,780
		30,912,218
Consumer Non-Cyclical (3.40%)
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. - 144A:
4.90%, 02/01/46(a)	5,700,000	5,292,850
Elanco Animal Health, Inc. - 144A:
4.90%, 08/28/28(a)	6,105,000	6,214,818
Fomento Economico Mexicano SAB de CV (Mexico):
2.88%, 05/10/23	7,548,000	7,199,078
Grupo Bimbo SAB de CV - 144A (Mexico):
4.70%, 11/10/47(a)	3,125,000	2,811,125
Kraft Heinz Foods Co. - 144A:
4.88%, 02/15/25(a)(c)	6,234,000	6,259,713
Mead Johnson Nutrition Co.:
4.13%, 11/15/25	8,625,000	8,852,339
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	2,646,000	2,736,223
Vista Outdoor, Inc.:
5.88%, 10/01/23	2,500,000	2,275,000
		41,641,146
Energy - Independent (1.59%)
Anadarko Finance Co.: Series B, 7.50%, 05/01/31	6,085,000	7,200,519
Burlington Resources, Inc.:
6.88%, 02/15/26	1,000,000	1,155,807
Diamondback Energy, Inc.:
4.75%, 11/01/24	6,000,000	5,790,000
Range Resources Corp.:
4.88%, 05/15/25	6,400,000	5,248,000
		19,394,326
Energy - Integrated (0.76%)
BP Capital Markets America, Inc.:
3.80%, 09/21/25	9,200,000	9,248,463

Energy - Midstream (3.30%)
Boardwalk Pipelines LP:
3.38%, 02/01/23	12,600,000	12,242,477
Enterprise Products Operating LLC:
3.75%, 02/15/25	9,325,000	9,230,597
Magellan Midstream Partners LP:
5.00%, 03/01/26	6,125,000	6,405,268
MPLX LP:
4.88%, 06/01/25	6,700,000	6,755,597

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	63

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Energy - Midstream (continued)
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	$4,775,000	$5,766,722
		40,400,661
Technology (1.17%)
Amphenol Corp.:
3.13%, 09/15/21	3,375,000	3,344,600
EMC Corp.:
3.38%, 06/01/23	5,481,000	4,755,161
Iron Mountain, Inc.:
6.00%, 08/15/23	6,123,000	6,199,538
		14,299,299
Transportation (0.69%)
American Airlines 2013-2 Class A Pass Through Trust:
4.95%, 01/15/23	6,913,886	7,017,940
CSX Transportation, Inc.:
9.75%, 06/15/20	1,250,000	1,367,421
		8,385,361
Total Industrial		299,737,636

Utility (3.20%)
Electric (3.20%)
Duke Energy Carolinas LLC:
3.90%, 06/15/21	4,275,000	4,332,358
Enviva Partners LP / Enviva Partners Finance Corp.:
8.50%, 11/01/21	3,000,000	3,075,000
Nevada Power Co.: Series R, 6.75%, 07/01/37	2,850,000	3,697,206
Oncor Electric Delivery Co. LLC:
4.10%, 06/01/22	4,730,000	4,845,014
5.75%, 03/15/29(a)	5,800,000	6,773,476
PSEG Power LLC:
5.13%, 04/15/20	11,875,000	12,187,256
San Diego Gas & Electric Co.:
6.00%, 06/01/26	3,550,000	4,017,423
Tenaska Alabama II Partners LP - 144A:
6.13%, 03/30/23(a)	111,279	115,664
Tenaska Virginia Partners LP - 144A:
6.12%, 03/30/24(a)	110,462	116,148
		39,159,545
Total Utility		39,159,545

Total Corporate Bonds
(Cost $513,020,202)		503,837,509
	Principal
	Amount	Value
Municipal Bonds (6.57%)
California (2.21%)
California Educational Facilities Authority:
4.84%, 10/01/48(c)(d)	$3,635,000	$3,759,644
City of San Francisco CA Public Utilities Commission Water Revenue:
6.00%, 11/01/40	11,750,000	14,430,998
San Diego County Regional Airport Authority:
6.63%, 07/01/40(c)	8,430,000	8,877,633

Total California		27,068,275

Louisiana (0.35%)
East Baton Rouge Sewerage Commission:
6.09%, 02/01/45(c)	4,200,000	4,320,960

Total Louisiana		4,320,960

Texas (2.47%)
Dallas Area Rapid Transit:
4.92%, 12/01/41	6,110,000	6,973,587
Dallas Independent School District:
6.45%, 02/15/35(c)	4,600,000	4,913,996
North Texas Tollway Authority:
8.91%, 02/01/30(c)	12,255,000	12,963,339
University of Texas System:
6.28%, 08/15/41(c)	5,250,000	5,361,143

Total Texas		30,212,065

Virginia (1.02%)
Virginia Small Business Financing Authority - 144A:
4.20%, 07/01/50(a)(b)(c)(d)	12,500,000	12,500,000

Total Virginia		12,500,000

Washington (0.52%)
State of Washington:
Series AD VALOREM PROPERTY TAX, 5.48%, 08/01/39	5,275,000	6,279,571

Total Washington		6,279,571

Total Municipal Bonds
(Cost $82,745,433)		80,380,871

See Notes to Financial Statements.
64	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Asset Backed Securities (5.45%)
AmeriCredit Automobile Receivables:
Series 2015-4, Class B, 2.11%, 01/08/21	$7,902,046	$7,888,063
CarMax Auto Owner Trust:
Series 2018-2, Class A2, 2.73%, 08/16/21	8,485,391	8,466,844
Drive Auto Receivables Trust:
Series 2017-1, Class C, 2.84%, 04/15/22	3,437,000	3,432,634
Series 2018-1, Class B, 2.88%, 02/15/22	9,500,000	9,487,981
DT Auto Owner Trust - 144A:
Series 2017-4A, Class A, 1.85%, 08/17/20(a)	404,748	404,528
John Deere Owner Trust:
Series 2017-A, Class A3, 1.78%, 04/15/21	7,750,167	7,694,841
Series 2017-B, Class A3, 1.82%, 10/15/21	2,675,000	2,644,821
Series 2018-B, Class A2, 2.83%, 04/15/21	8,200,000	8,196,633
Santander Drive Auto
Receivables Trust:
Series 2016-2, Class B, 2.08%, 02/16/21	892,976	892,343
Sierra Timeshare Conduit
Receivables Funding LLC - 144A:
Series 2017-1A, Class A, 2.91%, 03/20/34(a)	1,495,300	1,481,553
Toyota Auto Receivables Owner Trust:
Series 2017-B, Class A3, 1.76%, 07/15/21	2,500,000	2,476,974
Series 2018-A, Class A2A, 2.10%, 10/15/20	3,381,695	3,368,520
Series 2017-A, Class A3, 1.73%, 02/16/21	10,316,251	10,242,782

Total Asset Backed Securities
(Cost $66,752,686)		66,678,517

Commercial Mortgage-Backed Securities (2.24%)
GTP Acquisition Partners I LLC - 144A:
3.48%, 06/16/25(a)	10,800,000	10,662,208
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.41%, 11/15/46(a)	5,650,000	5,698,135
Tuckahoe Credit Lease Trust - 144A:
9.31%, 10/20/25(a)(e)	3,127,017	3,221,765
	Principal
	Amount	Value
Commercial Mortgage-Backed Securities (continued)
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.90%, 06/15/46(a)	$7,500,000	$7,779,681

Total Commercial Mortgage-Backed Securities
(Cost $26,918,730)		27,361,789

Mortgage-Backed Securities Passthrough (26.78%)
Fannie Mae Pool:
Pool #190377, 5.00%, 11/01/36	882,947	937,796
Pool #CA0241, Series 2017, 4.00%, 08/01/47	11,534,003	11,764,135
Pool #888016, 5.50%, 05/01/36	1,136,020	1,220,184
Pool #888405, 5.00%, 12/01/36	177,885	188,990
Pool #889108, 6.00%, 02/01/38	696,890	760,563
Pool #889579, 6.00%, 05/01/38	1,010,288	1,094,211
Pool #907772, 6.00%, 12/01/36	129,786	134,564
Pool #910881, 5.00%, 02/01/37	144,275	145,367
Pool #995373, Series 2009, 4.50%, 02/01/39	5,539,783	5,802,781
Pool #995838, 5.50%, 05/01/39	836,074	895,054
Pool #AB4853, 3.00%, 04/01/32	1,889,778	1,882,061
Pool #AC8938, 4.50%, 01/01/25	2,400,551	2,470,778
Pool #MA1700, Series 2013, 4.50%, 12/01/43	2,958,149	3,095,438
Pool #MA1917, Series 2014, 4.50%, 06/01/44	595,840	622,960
Pool #MA2005, Series 2014, 4.50%, 08/01/44	820,422	857,716
Pool #MA2145, Series 2014, 4.00%, 01/01/45	10,412,634	10,646,501
Pool #MA2354, Series 2015, 3.50%, 08/01/35	10,469,107	10,608,957
Pool #MA3393, Series 2018, 4.00%, 06/01/33	11,576,315	11,849,800
Pool #BM1909, Series 2017, 4.00%, 02/01/45	20,677,960	21,311,291
Pool #BH2597, Series 2017, 4.00%, 08/01/47	11,342,430	11,569,026
Pool #745275, 5.00%, 02/01/36	922,276	979,700
Pool #735897, 5.50%, 10/01/35	672,519	720,163

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	65

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Fannie Mae Pool (continued)
Pool #256526, 6.00%, 12/01/36	$410,036	$432,532
Pool #AL0933, Series 2011, 5.00%, 10/01/41	1,070,519	1,136,774
Pool #AL3287, Series 2013, 4.50%, 09/01/41	3,330,861	3,488,981
Pool #AL5315, Series 2014, 4.00%, 06/01/42	2,263,950	2,328,624
Pool #AL7911, Series 2015, 3.50%, 12/01/45	8,029,486	8,060,698
Pool #AL9242, Series 2016, 3.00%, 10/01/46	9,675,128	9,525,046
Pool #AS5823, Series 2015, 3.50%, 09/01/45	13,109,109	13,159,388
Pool #AS6548, Series 2016, 2.50%, 01/01/31	8,034,447	7,867,526
Pool #AD4268, 4.50%, 03/01/25	1,481,065	1,524,300
Pool #AS7367, Series 2016, 3.00%, 06/01/41	3,366,428	3,314,602
Pool #AS7887, Series 2016, 3.00%, 09/01/41	10,789,228	10,626,469
Pool #AS8461, Series 2016, 3.50%, 12/01/46	10,437,595	10,467,387
Pool #AS9663, Series 2017, 4.00%, 05/01/47	11,317,302	11,538,539
Pool #AS9988, Series 2017, 4.50%, 07/01/47	9,404,543	9,764,608
Pool #AU1628, Series 2013, 3.00%, 07/01/43	2,876,543	2,829,599
Pool #AY3374, Series 2015, 3.50%, 04/01/45	12,174,198	12,224,028
Pool #725705, 5.00%, 08/01/34	173,177	183,930
Pool #735288, 5.00%, 03/01/35	931,406	989,235
Pool #AS7732, Series 2016, 3.00%, 08/01/41	10,111,647	9,959,103
Pool #AE0395, 4.50%, 10/01/40	4,253,756	4,457,409
Freddie Mac Gold Pool:
Gold Pool #A41748, 5.00%, 01/01/36	298,076	317,947
Gold Pool #A97620, 4.50%, 03/01/41	4,339,238	4,544,788
Gold Pool #A97047, 4.50%, 02/01/41	2,398,012	2,511,606
Gold Pool #A93505, 4.50%, 08/01/40	2,719,168	2,847,973
Gold Pool #A92533, 4.50%, 06/01/40	1,932,678	2,024,228
	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Freddie Mac Gold Pool (continued)
Gold Pool #A91161, 4.50%, 02/01/40	$1,921,737	$2,012,758
Gold Pool #G18711, Series 2018, 4.00%, 10/01/33	6,178,116	6,324,820
Gold Pool #G18708, Series 2018, 4.00%, 09/01/33	6,250,788	6,399,218
Gold Pool #G18702, Series 2018, 3.50%, 08/01/33	11,684,144	11,828,466
Gold Pool #G18696, Series 2018, 3.50%, 07/01/33	5,856,944	5,933,080
Gold Pool #G67700, Series 2016, 3.50%, 08/01/46	7,624,328	7,668,719
Gold Pool #G08607, Series 2014, 4.50%, 09/01/44	1,802,367	1,878,772
Gold Pool #G08061, 5.50%, 06/01/35	87,118	93,298
Gold Pool #G07961, Series 2015, 3.50%, 03/01/45	8,746,900	8,793,740
Gold Pool #G05200, 5.00%, 05/01/36	1,582,609	1,679,205
Gold Pool #G03189, 6.50%, 09/01/37	1,064,200	1,229,478
Gold Pool #G02386, 6.00%, 11/01/36	574,441	626,427
Gold Pool #G02252, 5.50%, 07/01/36	829,244	896,106
Gold Pool #G02064, 5.00%, 02/01/36	479,155	508,608
Gold Pool #G01960, 5.00%, 12/01/35	295,294	313,346
Gold Pool #A42128, 5.50%, 01/01/36	353,687	378,541
Gold Pool #G08079, 5.00%, 09/01/35	874,916	928,637
Gold Pool #Q51888, Series 2017, 4.00%, 11/01/47	12,497,426	12,757,942
Freddie Mac Multifamily
Structured Pass Through Certificates:
Series 2018-K082, Class A2, 3.92%, 09/01/28(b)	11,175,000	11,671,132
Series 2018-K083, Class A2, 4.05%, 09/01/28(b)(d)	8,425,000	8,889,725
Freddie Mac Non Gold Pool:
Pool #781958, 2.77%, 09/01/34(b)	77,688	81,701
Ginnie Mae I Pool:
Pool #550656, 5.00%, 09/01/35	153,099	161,030

See Notes to Financial Statements.
66	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Mortgage-Backed Securities Passthrough (continued)
Ginnie Mae II Pool:
Pool #G24496, 5.00%, 07/01/39	$712,825	$759,490

Total Mortgage-Backed Securities Passthrough
(Cost $332,459,580)		327,497,595

Residential Mortgage-Backed Securities (1.92%)
American Home Mortgage Investment Trust 2004-4:
Series 2004-4, Class 6A1, 5.16%, 02/01/45(f)	2,788,069	2,811,413
Banc of America Funding 2005-4 Trust:
Series 2005-4, Class 2A4, 5.50%, 08/01/35	156,221	153,389
Series 2005-4, Class 1A4, 5.50%, 08/01/35	83,481	82,810
Bear Stearns Asset Backed
Securities Trust 2003-AC4:
Series 2003-AC4, Class A, 5.50%, 09/01/33(f)	4,161,417	4,121,448
CHL Mortgage Pass-Through Trust 2004-HYB2:
Series 2004-HYB2, Class 5A, 4.08%, 07/01/34(b)	1,501,047	1,504,423
CWABS Asset-Backed Certificates Trust:
Series 2005-1, Class AF6, 5.03%, 07/01/35(b)	149,918	152,048
Deephaven Residential Mortgage Trust 2017-3 - 144A:
Series 2017-3A, Class A3, 2.81%, 10/01/47(a)(b)	1,620,830	1,604,772
Deephaven Residential Mortgage Trust 2018-1 - 144A:
Series 2018-1A, Class A3, 3.20%, 12/01/57(a)(b)	2,211,829	2,182,561
Deephaven Residential Mortgage Trust 2018-2 - 144A:
Series 2018-2A, Class A1, 3.48%, 04/01/58(a)(b)	3,553,607	3,537,421
GSR Mortgage Loan Trust 2005-3F:
Series 2005-3F, Class 2A3, 6.00%, 03/01/35	1,041,089	993,187
PHHMC Series 2007-2 Trust:
Series 2007-2, Class A2, 5.50%, 05/01/37(b)	811,223	817,315
Renaissance Home Equity Loan Trust:
Series 2005-2, Class AF6, 4.78%, 08/01/35(f)	1,253,207	1,286,800
	Principal
	Amount	Value
Residential Mortgage-Backed Securities (continued)
Sequoia Mortgage Trust 2017- CH2 - 144A:
Series 2017-CH2, Class A10, 4.00%, 12/01/47(a)(b)	$4,258,009	$4,272,424

Total Residential Mortgage-Backed Securities
(Cost $23,938,819)		23,520,011

U.S. Treasury Bonds & Notes (14.64%)
United States Treasury
4.50%, 02/15/36	12,000,000	$14,803,579
4.75%, 02/15/41	17,005,000	22,007,296
3.13%, 11/15/41	19,900,000	20,409,287
3.00%, 05/15/42	9,775,000	9,802,614
2.88%, 05/15/43	25,250,000	24,693,504
2.50%, 02/15/45	40,375,000	36,658,537
0.88%, 09/15/19	19,220,000	18,982,753
2.25%, 11/15/25	7,050,000	6,897,501
2.75%, 11/15/23	2,575,000	2,603,022
2.38%, 05/15/27	10,500,000	10,287,873
2.13%, 05/15/25	12,175,000	11,850,689
		178,996,655

Total U.S. Treasury Bonds & Notes
(Cost $175,826,810)		178,996,655

	Shares/Principal	Value
Money Market Mutual Funds (1.57%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	19,262,859	19,262,859

Total Money Market Mutual Funds
(Cost $19,262,859)		19,262,859

Total Investments (100.46%)
(Cost $1,242,425,119)		$1,228,642,212

Liabilities Less Other Assets (-0.46%)		(5,565,912)

Net Assets (100.00%)		$1,223,076,300

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	67

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

(a)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.
(b)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2018 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(c)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(d)	When - Issued Security/Forward Commitment Security.
(e)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.
(f)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2018.

Libor Rates:

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

See Notes to Financial Statements.
68	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Statement of Investments
December 31, 2018

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Airbus Finance BV - 144A	2.700%	04/17/2023	08/16/2016-06/16/2017	$1,977,197	$1,898,278	0.16	%^
Alimentation Couche-Tard, Inc. - 144A	3.550%	07/26/2027	07/19/2017-08/23/2017	5,775,419	5,395,027	0.44	%^
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. - 144A	4.900%	02/01/2046	10/30/2017	6,400,428	5,292,850	0.43	%^
Aviation Capital Group LLC - 144A	3.875%	05/01/2023	12/10/2018	8,991,515	8,988,459	0.74	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	10/18/2017	6,338,396	5,970,000	0.49	%^
CF Industries, Inc. - 144A	4.500%	12/01/2026	11/10/2016	4,303,048	4,229,063	0.35	%^
Deephaven Residential Mortgage Trust 2017-3 - 144A	2.813%	10/01/2047	11/01/2017	1,619,019	1,604,772	0.13%
Deephaven Residential Mortgage Trust 2018-1 - 144A	3.202%	12/01/2057	01/26/2018	2,211,820	2,182,561	0.18%
Deephaven Residential Mortgage Trust 2018-2 - 144A	3.479%	04/01/2058	05/24/2018	3,553,563	3,537,421	0.29%
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	04/20/2016-05/26/2016	6,829,158	7,171,004	0.59	%^
DT Auto Owner Trust - 144A	1.850%	08/17/2020	05/14/2018-06/12/2018	403,645	404,528	0.03	%^
Elanco Animal Health, Inc. - 144A	4.900%	08/28/2028	08/14/2018-08/22/2018	6,141,414	6,214,818	0.51	%^
First Tennessee Bank NA - 144A	3.750%		03/16/2005	1,500,000	1,106,406	0.09%
FMR LLC - 144A	7.490%	06/15/2019	03/06/2007	8,214,508	8,252,000	0.67	%^
Grupo Bimbo SAB de CV - 144A	4.700%	11/10/2047	11/07/2017	3,118,126	2,811,125	0.23	%^
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	05/20/2015-05/27/2015	10,817,433	10,662,208	0.87	%^
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	08/24/2017-09/22/2017	9,166,906	8,686,373	0.71	%^
InSite Issuer LLC - 144A	6.414%	11/15/2046	10/25/2016-10/28/2016	5,655,101	5,698,135	0.47%
Kraft Heinz Foods Co. - 144A	4.875%	02/15/2025	08/08/2018-08/15/2018	6,364,783	6,259,713	0.51	%^
Lions Gate Capital Holdings LLC - 144A	5.875%	11/01/2024	10/13/2016-11/03/2016	4,710,161	4,641,250	0.38	%^
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	03/23/2015	2,255,388	2,121,626	0.17	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	07/13/2016-07/14/2016	6,798,368	6,311,250	0.51	%^
Northwestern Mutual Life Insurance Co. - 144A	3.850%	09/30/2047	05/24/2018-06/15/2018	7,392,367	7,300,472	0.60	%^
Oncor Electric Delivery Co. LLC - 144A	5.750%	03/15/2029	11/30/2018	6,553,924	6,773,476	0.55	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/04/2014-05/24/2017	4,559,556	4,252,500	0.35	%^
Sequoia Mortgage Trust 2017-CH2 - 144A	4.000%	12/01/2047	11/07/2017	4,350,831	4,272,424	0.35	%^
Sierra Timeshare Conduit Receivables Funding LLC - 144A	2.910%	03/20/2034	03/13/2017	1,495,207	1,481,553	0.12	%^
Teck Resources, Ltd. - 144A	8.500%	06/01/2024	10/17/2017-10/18/2017	9,478,259	9,105,625	0.74	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/09/2003-09/04/2009	111,729	115,664	0.01	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	04/29/2004-06/26/2014	110,435	116,148	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014-10/16/2014	2,788,656	2,736,223	0.22	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	2,886,422	3,221,765	0.26%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2046	06/08/2016-10/26/2016	7,559,774	7,779,681	0.64%
Virginia Small Business Financing Authority - 144A	4.200%	07/01/2050	12/12/2018	12,500,000	12,500,000	1.02%
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	10/07/2014	10,675,000	10,576,734	0.86%
				$183,607,556	$179,671,132	14.68%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 10.74% of the Fund's net assets as of December 31, 2018.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	69

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Corporate Bonds (92.64%)
Financial Institutions (6.89%)
Finance Companies (1.61%)
Provident Funding Associates LP / PFG Finance Corp. - 144A:
6.38%, 06/15/25(a)	$1,000,000	$900,000

Insurance (1.74%)
Centene Corp. - 144A:
5.38%, 06/01/26(a)	1,000,000	972,500

Real Estate Investment Trusts (REITs) (3.54%)
CBL & Associates LP:
4.60%, 10/15/24	1,000,000	750,000
MPT Operating Partnership LP / MPT Finance Corp.:
5.00%, 10/15/27	1,350,000	1,234,406
		1,984,406
Total Financial Institutions		3,856,906

Industrial (84.19%)
Basic Industry (8.11%)
CF Industries, Inc.:
5.38%, 03/15/44	500,000	405,000
Compass Minerals International, Inc. - 144A:
4.88%, 07/15/24(a)	1,200,000	1,086,000
FMG Resources August 2006 Pty, Ltd. - 144A (Australia):
4.75%, 05/15/22(a)	750,000	712,500
PotlatchDeltic Corp.:
7.50%, 11/01/19	1,500,000	1,552,930
Teck Resources, Ltd. (Canada):
3.75%, 02/01/23	150,000	142,875
West Fraser Timber Co., Ltd. - 144A (Canada):
4.35%, 10/15/24(a)	650,000	644,017
		4,543,322
Capital Goods (9.24%)
Ball Corp.:
4.00%, 11/15/23	100,000	97,250
5.25%, 07/01/25	700,000	698,250
James Hardie International Finance DAC - 144A (Ireland):
4.75%, 01/15/25(a)	750,000	682,500
Masco Corp.:
6.50%, 08/15/32	966,000	1,068,636
Moog, Inc. - 144A:
5.25%, 12/01/22(a)	1,250,000	1,240,625
Oshkosh Corp.:
5.38%, 03/01/25	750,000	748,125
United Rentals North America, Inc.:
4.63%, 07/15/23	650,000	637,812
		5,173,198
	Principal
	Amount	Value
Communications (16.29%)
AMC Networks, Inc.:
4.75%, 12/15/22	$975,000	$953,062
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A:
5.88%, 04/01/24(a)	1,200,000	1,194,000
DISH DBS Corp.:
5.88%, 07/15/22	1,000,000	920,000
Lamar Media Corp.:
5.38%, 01/15/24	1,250,000	1,250,000
Lions Gate Capital Holdings LLC - 144A:
5.88%, 11/01/24(a)	1,000,000	987,500
Nexstar Broadcasting, Inc. - 144A:
5.63%, 08/01/24(a)	1,000,000	935,000
Nielsen Co. Luxembourg SARL - 144A (Luxembourg):
5.00%, 02/01/25(a)	750,000	701,250
Sirius XM Radio, Inc. - 144A:
5.38%, 04/15/25(a)	1,000,000	947,500
T-Mobile USA, Inc.:
6.50%, 01/15/24	1,200,000	1,233,216
		9,121,528
Consumer Cyclical (20.90%)
Allison Transmission, Inc. - 144A:
5.00%, 10/01/24(a)	1,225,000	1,176,000
Cinemark USA, Inc.:
4.88%, 06/01/23	750,000	720,000
CoreCivic, Inc.:
4.13%, 04/01/20	65,000	63,537
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A:
8.00%, 06/01/21(a)	1,125,000	1,125,158
Goodyear Tire & Rubber Co.:
4.88%, 03/15/27	250,000	219,375
5.00%, 05/31/26	470,000	423,000
8.75%, 08/15/20	544,000	576,640
Hanesbrands, Inc. - 144A:
4.63%, 05/15/24(a)	750,000	703,125
L Brands, Inc.:
5.25%, 02/01/28	500,000	427,500
6.88%, 11/01/35	450,000	375,840
Meritor, Inc.:
6.25%, 02/15/24	1,250,000	1,193,750
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.:
5.63%, 05/01/24	1,395,000	1,381,050
Royal Caribbean Cruises, Ltd.:
7.50%, 10/15/27	800,000	951,068
Service Corp International:
4.63%, 12/15/27	481,000	452,140

See Notes to Financial Statements.
70	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Consumer Cyclical (continued)
Speedway Motorsports, Inc.:
5.13%, 02/01/23	$1,175,000	$1,151,500
Tenneco, Inc.:
5.00%, 07/15/26	1,000,000	769,250
		11,708,933
Consumer Non-Cyclical (12.11%)
Aramark Services, Inc.:
5.13%, 01/15/24	150,000	148,500
DaVita, Inc.:
5.13%, 07/15/24	900,000	843,750
Elanco Animal Health, Inc. - 144A:
4.90%, 08/28/28(a)	500,000	509,086
Hill-Rom Holdings, Inc. - 144A:
5.00%, 02/15/25(a)	500,000	475,000
Hologic, Inc. - 144A:
4.38%, 10/15/25(a)	1,000,000	930,000
Quintiles IMS, Inc. - 144A:
4.88%, 05/15/23(a)	1,185,000	1,161,300
Teleflex, Inc.:
4.63%, 11/15/27	250,000	231,875
4.88%, 06/01/26	595,000	568,225
5.25%, 06/15/24	524,000	521,380
Tesco PLC - 144A (United Kingdom):
6.15%, 11/15/37(a)	249,000	257,491
Vista Outdoor, Inc.:
5.88%, 10/01/23	1,250,000	1,137,500
		6,784,107
Energy - Independent (6.17%)
Anadarko Finance Co.:
Series B, 7.50%, 05/01/31	296,000	350,264
Antero Resources Corp.:
5.63%, 06/01/23	150,000	142,500
Diamondback Energy, Inc.:
4.75%, 11/01/24	1,500,000	1,447,500
Range Resources Corp.:
4.88%, 05/15/25	1,850,000	1,517,000
		3,457,264
Energy - Midstream (5.21%)
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.63%, 05/20/24	1,400,000	1,323,000
Tennessee Gas Pipeline Co. LLC:
8.38%, 06/15/32	1,319,000	1,592,944
		2,915,944
Energy - Refining (1.35%)
Tesoro Corp.:
5.38%, 10/01/22	750,000	756,444

Technology (4.81%)
CDK Global, Inc.:
5.00%, 10/15/24	150,000	147,000
Dell, Inc.:
7.10%, 04/15/28	900,000	927,000
	Principal
	Amount	Value
Technology (continued)
EMC Corp.:
3.38%, 06/01/23	$175,000	$151,825
Iron Mountain, Inc.:
6.00%, 08/15/23	1,450,000	1,468,125
		2,693,950
Total Industrial		47,154,690

Utility (1.56%)
Electric (1.56%)
Enviva Partners LP / Enviva Partners
Finance Corp.:
8.50%, 11/01/21	853,000	874,325

Total Utility		874,325

Total Corporate Bonds
(Cost $54,624,603)		51,885,921

Commercial Mortgage-Backed Securities (5.81%)
InSite Issuer LLC - 144A:
Series 2016-1A, Class C, 6.41%, 11/15/46(a)	850,000	857,242
Tuckahoe Credit Lease Trust - 144A:
9.31%, 10/20/25(a)(b)	1,223,615	1,260,691
VB-S1 Issuer LLC - 144A:
Series 2016-1A, Class F, 6.90%, 06/15/46(a)	1,095,000	1,135,833

Total Commercial Mortgage-Backed Securities
(Cost $3,094,395)		3,253,766

Total Investments (98.45%)
(Cost $57,718,998)		$55,139,687

Other Assets Less Liabilities (1.55%)		867,420

Net Assets (100.00%)		$56,007,107

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	71

Segall Bryant & Hamill Quality High Yield Fund	Statement of Investments
December 31, 2018

(a)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.
(b)	The level 3 assets were valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Allison Transmission, Inc. - 144A	5.000%	10/01/2024	09/14/2016 - 05/01/2017	$1,238,756	$1,176,000	2.10	%^
CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875%	04/01/2024	06/10/2016 - 08/05/2016	1,244,134	1,194,000	2.13	%^
Centene Corp. - 144A	5.375%	06/01/2026	05/09/2018	1,000,000	972,500	1.74	%^
Compass Minerals International, Inc. - 144A	4.875%	07/15/2024	10/23/2014 - 03/18/2015	1,190,251	1,086,000	1.94	%^
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. - 144A	8.000%	06/01/2021	03/10/2016 - 07/12/2017	1,081,623	1,125,158	2.01	%^
Elanco Animal Health, Inc. - 144A	4.900%	08/28/2028	08/14/2018 - 08/22/2018	500,000	509,086	0.91	%^
FMG Resources August 2006 Pty, Ltd. - 144A	4.750%	05/15/2022	06/15/2017	751,245	712,500	1.27	%^
Hanesbrands, Inc. - 144A	4.625%	05/15/2024	05/3/2016	750,000	703,125	1.25	%^
Hill-Rom Holdings, Inc. - 144A	5.000%	02/15/2025	02/09/2017	500,000	475,000	0.85	%^
Hologic, Inc. - 144A	4.375%	10/15/2025	10/4/2017 - 10/16/2017	1,006,272	930,000	1.66	%^
InSite Issuer LLC - 144A	6.414%	11/15/2046	10/25/2016 - 10/28/2016	849,734	857,242	1.53%
James Hardie International Finance DAC - 144A	4.750%	01/15/2025	10/6/2015 - 03/03/2017	734,891	682,500	1.22	%^
Lions Gate Capital Holdings LLC - 144A	5.875%	11/01/2024	10/13/2016	1,002,410	987,500	1.77	%^
Moog, Inc. - 144A	5.250%	12/01/2022	03/20/2017 - 11/09/2017	1,280,801	1,240,625	2.21	%^
Nexstar Broadcasting, Inc. - 144A	5.625%	08/01/2024	07/13/2016 - 07/14/2016	1,007,174	935,000	1.67	%^
Nielsen Co. Luxembourg SARL - 144A	5.000%	02/01/2025	06/07/2017 - 11/15/2017	766,459	701,250	1.25	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.375%	06/15/2025	11/05/2014 - 05/24/2017	978,440	900,000	1.61	%^
Quintiles IMS, Inc. - 144A	4.875%	05/15/2023	10/20/2016 - 02/08/2017	1,201,572	1,161,300	2.07	%^
Sirius XM Radio, Inc. - 144A	5.375%	04/15/2025	09/15/2016 - 11/29/2016	1,045,287	947,500	1.69	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014 - 06/27/2017	237,509	257,491	0.46	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,129,470	1,260,691	2.25%
VB-S1 Issuer LLC - 144A	6.901%	06/15/2046	06/08/2016 - 12/2/2016	1,115,191	1,135,833	2.03%
West Fraser Timber Co., Ltd. - 144A	4.350%	10/15/2024	06/14/2016 - 12/02/2016	615,606	644,017	1.15%
				$21,226,825	$20,594,318	36.77%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 29.81% of the Fund's net assets as of December 31, 2018.

See Notes to Financial Statements.
72	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Corporate Bonds (0.79%)
Industrial (0.79%)
Aerospace & Defense (0.79%)
Huntington Ingalls Industries, Inc. - 144A:
5.00%, 11/15/25(a)(b)	$325,000	$330,184

Total Industrial		330,184

Total Corporate Bonds
(Cost $341,054)		330,184

	Principal
	Amount	Value
Municipal Bonds (94.35%)
General Obligation Ltd (3.12%)
General Obligation (2.87%)
City of Houston TX:
5.00%, 03/01/43(b)	$790,000	$852,307
Commonwealth of Massachusetts:
5.00%, 07/01/38(b)	300,000	340,434
		1,192,741
School District (0.25%)
Willard City School District:
4.50%, 01/15/31(b)	100,000	104,426

Total General Obligation Ltd		1,297,167

General Obligation Unltd (3.86%)
General Obligation (3.60%)
High Plains Metropolitan District:
5.00%, 12/01/35(b)(c)	295,000	332,223
Kaufman County Municipal Utility District No 6:
5.00%, 09/01/35(b)(c)	550,000	598,993
State of Washington:
5.00%, 07/01/31(b)	250,000	283,105
5.00%, 08/01/37(b)	250,000	284,388
		1,498,709
School District (0.26%)
Lake Local School District/Stark County OH:
4.00%, 12/01/45(b)	105,000	106,824

Total General Obligation Unltd		1,605,533

Government Related (14.78%)
Local Authority (14.78%)
Administrators of the Tulane Educational Fund:
5.00%, 10/01/47(b)	150,000	157,728
	Principal
	Amount	Value
Local Authority (continued)
City of Jackson Tennessee:
3.76%, 04/01/20(d)	$300,000	$300,810
3.93%, 04/01/21(d)	300,000	303,153
County of Pitkin Co.:
6.69%, 12/01/30(b)	200,000	212,974
Dallas Area Rapid Transit:
6.25%, 12/01/34(b)	270,000	273,904
Denver Health & Hospital Authority:
4.90%, 12/01/24(b)	410,000	427,036
New Hope Cultural Education Facilities Finance Corp. - 144A:
5.00%, 08/15/19(a)	140,000	140,193
North Texas Tollway Authority:
8.91%, 02/01/30(b)	640,000	676,992
San Diego County Regional Airport Authority:
6.63%, 07/01/40(b)	140,000	147,434
University of Alabama:
5.70%, 07/01/35(b)	1,000,000	1,030,750
Virginia Small Business Financing Authority - 144A:
4.20%, 07/01/50(a)(b)(d)(e)	2,475,000	2,475,000
		6,145,974
Total Government Related		6,145,974

Revenue Bonds (71.45%)
Airport (2.49%)
Dallas/Fort Worth International Airport:
5.25%, 11/01/37(b)	820,000	901,540
Hillsborough County Aviation Authority:
5.00%, 10/01/44(b)	125,000	135,963
		1,037,503
Development (6.47%)
Brooklyn Arena Local Development Corp.:
5.00%, 07/15/25	40,000	45,144
City of Minneapolis MN:
4.00%, 06/01/28(b)	115,000	123,538
Kansas Development Finance Authority:
5.00%, 06/01/46(b)	465,000	493,709
Love Field Airport Modernization Corp.:
5.25%, 11/01/40(b)	1,950,000	2,028,448
		2,690,839
Education (0.72%)
Colorado Educational & Cultural Facilities Authority:
4.00%, 12/01/38(b)	50,000	50,208
4.00%, 06/15/20(c)(f)	40,000	40,618

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	73

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Education (continued)
Utah Charter School Finance Authority:
5.00%, 04/15/30(b)(c)	$185,000	$208,650
		299,476
Facilities (2.53%)
Arizona Industrial Development Authority:
5.00%, 05/01/33(b)	500,000	550,855
5.00%, 05/01/48(b)	475,000	500,569
		1,051,424
General (9.11%)
City of Coral Springs FL:
5.00%, 09/01/31(b)	300,000	348,354
City of Coralville IA:
5.00%, 05/01/33(b)	250,000	255,420
City of Williston ND:
3.20%, 07/15/24(b)	1,000,000	985,510
Lower Colorado River Authority:
4.00%, 05/15/30(b)	395,000	412,708
Metropolitan Transit Authority of Harris County:
5.00%, 11/01/38(b)	270,000	311,926
Regional Transportation District:
5.25%, 07/15/24(b)	115,000	116,296
6.00%, 01/15/34(b)	1,000,000	1,009,920
6.00%, 01/15/26(b)	345,000	349,212
		3,789,346
Higher Education (5.24%)
California Educational Facilities Authority:
2.50%, 12/01/35(b)(e)	25,000	24,956
Delaware County Authority:
5.00%, 08/01/45(b)	140,000	156,776
Illinois Finance Authority:
5.00%, 10/01/30(b)	40,000	45,817
Miami-Dade County Educational Facilities Authority:
5.00%, 04/01/31(b)	20,000	22,370
5.00%, 04/01/33(b)	70,000	77,747
New York State Dormitory Authority:
5.00%, 07/01/40(b)	515,000	567,700
Pennsylvania Higher Educational Facilities Authority:
2.25%, 08/15/41(b)(e)	70,000	67,264
2.50%, 10/01/45(b)(e)	925,000	911,763
Southwest Higher Education Authority, Inc.:
5.00%, 10/01/29(b)	100,000	116,428
Washington Higher Education Facilities Authority:
5.25%, 04/01/43(b)	175,000	191,013
		2,181,834
	Principal
	Amount	Value
Medical (11.55%)
City of Aurora Co.:
5.00%, 12/01/40(b)	$325,000	$337,292
City of Lakeland FL:
5.00%, 11/15/45(b)	100,000	107,779
5.00%, 11/15/29(b)	50,000	56,847
Colorado Health Facilities Authority:
5.00%, 01/01/20	15,000	15,327
5.00%, 01/01/22	45,000	47,652
5.00%, 01/01/23(b)	50,000	52,697
5.00%, 01/01/25(b)	60,000	62,833
Idaho Health Facilities Authority:
5.00%, 03/01/32(b)	580,000	662,521
Illinois Finance Authority:
4.00%, 06/01/47(b)	65,000	65,307
4.25%, 05/15/41(b)	365,000	366,577
5.00%, 11/15/34(b)	130,000	143,850
5.00%, 02/15/45(b)	100,000	108,455
5.00%, 03/01/34(b)	220,000	244,231
5.75%, 08/15/31(b)	20,000	21,620
6.00%, 05/15/39(b)	35,000	36,324
Louisiana Public Facilities Authority:
5.50%, 11/01/40(b)	400,000	414,124
Orange County Health Facilities Authority:
5.00%, 10/01/42(b)	610,000	648,589
Washington Health Care Facilities Authority:
5.00%, 02/01/41(b)	1,375,000	1,415,947
		4,807,972
Nursing Homes (7.31%)
Capital Trust Agency, Inc.:
3.75%, 07/01/23	425,000	425,170
5.25%, 07/01/48(b)	400,000	408,440
Colorado Health Facilities Authority:
5.00%, 12/01/42(b)	1,330,000	1,381,857
5.00%, 05/15/48(b)	800,000	826,216
		3,041,683
Power (3.88%)
Texas Municipal Power Agency:
5.00%, 09/01/47(b)	600,000	620,664
West Virginia Economic Development Authority:
3.00%, 06/01/37(e)	1,000,000	993,550
		1,614,214
Transportation (21.96%)
Central Texas Regional Mobility Authority:
5.00%, 01/01/33(b)	340,000	365,816
5.00%, 01/01/34(b)	50,000	55,074
Central Texas Turnpike System:
5.00%, 08/15/30(b)	120,000	130,826
5.00%, 08/15/42(b)	780,000	827,315

See Notes to Financial Statements.
74	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Transportation (continued)
Chesapeake Bay Bridge & Tunnel District:
5.00%, 07/01/46(b)	$405,000	$440,012
Metropolitan Washington Airports Authority Dulles Toll Road Revenue:
6.50%, 10/01/41 AGC(b)(c)	230,000	286,329
Mid-Bay Bridge Authority:
5.00%, 10/01/35(b)	1,180,000	1,286,188
Montgomery County Toll Road Authority:
5.00%, 09/15/31(b)	500,000	540,080
North Texas Tollway Authority:
5.00%, 01/01/31(b)	815,000	899,630
Ohio Turnpike & Infrastructure Commission:
5.00%, 02/15/48(b)	1,000,000	1,071,670
Texas Private Activity Bond Surface Transportation Corp.:
7.00%, 06/30/40(b)	2,850,000	3,026,701
Virginia Small Business Financing Authority:
5.00%, 01/01/40(b)	200,000	207,846
		9,137,487
Utilities (0.19%)
City of Burlington Co. Water & Sewer Revenue:
4.35%, 11/01/35 AGM(b)(c)	80,000	80,700

Total Revenue Bonds		29,732,478

Special Assessment (0.42%)
Development (0.42%)
Village Community Development District No 5:
3.13%, 05/01/22	170,000	173,041

Total Special Assessment		173,041

Tax Allocation (0.72%)
General (0.72%)
Park Creek Metropolitan District:
5.00%, 12/01/35(b)	275,000	301,359

Total Tax Allocation		301,359

Total Municipal Bonds
(Cost $39,488,941)		39,255,552
	Shares	Value
Money Market Mutual Funds (7.79%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	3,243,233	$3,243,233

Total Money Market Mutual Funds
(Cost $3,243,233)		3,243,233

	Principal
	Amount	Value
Short Term Investments (1.79%)
United States Treasury Bill, 05/23/19 2.480%(g)	742,701	742,701

Total Short Term Investments
(Cost $742,703)		742,701

Total Investments (104.72%)
(Cost $43,815,931)		$43,571,670

Liabilities Less Other Assets (-4.72%)		(1,962,574)

Net Assets (100.00%)		$41,609,096

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub- classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	This security is restricted. See the table on the following page for additional information regarding each security. Included in the table are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.
(b)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	When - Issued Security/Forward Commitment Security.

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	75

Segall Bryant & Hamill Municipal Opportunities Fund	Statement of Investments
December 31, 2018

(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2018 is provided on the next page. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	This security is prerefunded in advance of the next call date.
(g)	Rate shown represents the bond equivalent yield to maturity at date of purchase.

Restricted Securities

Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Value	Value as Percentage of Net Assets
Huntington Ingalls Industries, Inc. - 144A	5.000%	11/15/2025	08/24/2017-09/22/2017	$341,054	$330,184	0.79%^
New Hope Cultural Education Facilities Finance Corp. - 144A	5.000%	08/15/2019	05/25/2017	140,000	140,193	0.34%
Virginia Small Business Financing Authority - 144A	4.200%	07/01/2050	12/28/2017-12/12/2018	2,475,000	2,475,000	5.95%
				$2,956,054	$2,945,377	7.08%

^	144A securities with a liquid trading market as determined by the Advisor under the supervision of the Board of Trustees. Such securities represent 0.79% of the Fund's net assets as of December 31, 2018.

See Notes to Financial Statements.
76	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Municipal Bonds (97.64%)
Certificate Participation (13.77%)
Education (4.20%)
Denver City & County School District No 1:
5.00%, 12/01/33(a)	$3,700,000	$3,899,689
5.00%, 12/01/36(a)	3,980,000	4,187,080
Douglas County School District No Re-1 Douglas & Elbert Counties:
4.00%, 01/15/28(a)	1,675,000	1,813,623
Pueblo County School District No 70:
1.88%, 01/15/19	180,000	179,995
2.10%, 01/15/20	215,000	215,131
2.38%, 01/15/21(a)	270,000	268,855
State of Colorado:
4.00%, 03/15/30(a)	850,000	885,751
		11,450,124
General (8.34%)
Auraria Higher Education Center:
6.00%, 05/01/24(a)(b)	499,000	505,951
City & County of Denver Co.:
5.00%, 06/01/33(a)	700,000	802,403
5.00%, 06/01/34(a)	1,075,000	1,227,628
5.25%, 05/01/20 NATL(c)	1,325,000	1,361,292
City of Aurora Co.:
5.00%, 12/01/30(a)	875,000	897,846
5.00%, 12/01/34(a)	450,000	514,314
5.00%, 12/01/35(a)	615,000	701,033
City of Longmont Co.:
5.00%, 12/01/28(a)	1,500,000	1,683,330
County of Eagle Co.:
5.00%, 12/01/27(a)	495,000	574,111
County of El Paso Co.:
2.00%, 12/01/20 AGM(c)	1,615,000	1,619,215
Denver Health & Hospital Authority:
5.00%, 12/01/30(a)	350,000	396,774
5.00%, 12/01/31(a)	350,000	394,887
5.00%, 12/01/32(a)	225,000	253,454
5.00%, 12/01/33(a)	240,000	269,496
5.00%, 12/01/48(a)	1,900,000	2,058,992
Regional Transportation District:
4.38%, 06/01/39(a)	4,000,000	4,191,840
5.00%, 06/01/28(a)	2,000,000	2,295,720
State of Colorado Department of Transportation:
5.00%, 06/15/41(a)	1,005,000	1,016,919
Town of Erie Co.:
5.00%, 11/01/27(a)	1,735,000	1,977,900
		22,743,105
	Principal
	Amount	Value
General Obligation (1.23%)
Town of Firestone Co.:
5.00%, 12/01/42(a)	$3,000,000	$3,350,250

Total Certificate Participation		37,543,479

General Obligation Ltd (4.63%)
Development (3.32%)
BNC Metropolitan District No 1:
5.00%, 12/01/32 BAM(a)(c)	360,000	408,391
5.00%, 12/01/37 BAM(a)(c)	545,000	606,661
Bradburn Metropolitan District No 2:
4.00%, 12/01/28	500,000	483,670
5.00%, 12/01/38(a)	600,000	608,880
Bromley Park Metropolitan District No 2:
6.38%, 12/15/47(a)	1,000,000	976,180
Cherry Creek Corporate Center Metropolitan District:
5.00%, 06/01/37(a)	750,000	731,460
Cornerstar Metropolitan District:
5.13%, 12/01/37(a)	1,000,000	1,018,880
Serenity Ridge Metropolitan District No 2:
5.13%, 12/01/43(a)	725,000	728,009
Sierra Ridge Metropolitan District No 2:
5.50%, 12/01/46(a)	1,000,000	1,010,490
Sterling Hills West Metropolitan District:
5.00%, 12/01/39(a)	750,000	809,813
Tallyns Reach Metropolitan District No 3:
6.75%, 11/01/38(a)	1,720,000	1,679,425
		9,061,859
General Obligation (1.31%)
Eaton Area Park & Recreation District:
5.50%, 12/01/30(a)	470,000	497,189
Fossil Ridge Metropolitan District No 3:
5.00%, 12/01/44(a)	1,000,000	1,015,240
5.00%, 12/01/36(a)	2,000,000	2,046,360
		3,558,789
Total General Obligation Ltd		12,620,648

General Obligation Unltd (10.37%)
Development (6.95%)
Beacon Point Metropolitan District:
5.00%, 12/01/30 AGM(a)(c)	1,000,000	1,139,360

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	77

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Development (continued)
Central Platte Valley Metropolitan District:
5.00%, 12/01/43(a)	$3,500,000	$3,651,375
5.38%, 12/01/33(a)	1,600,000	1,778,464
5.50%, 12/01/29(a)	750,000	842,295
6.00%, 12/01/38(a)	1,000,000	1,135,040
Copperleaf Metropolitan District No 2:
5.75%, 12/01/45(a)	2,000,000	2,079,500
Cross Creek Metropolitan District No 2:
5.00%, 12/01/34(a)(c)	2,480,000	2,877,073
SBC Metropolitan District:
5.00%, 12/01/34 AGM(a)(c)	205,000	230,453
Tallyns Reach Metropolitan District No 3:
Series AD VALOREM PROPERTY TAX, 4.00%, 12/01/21	1,205,000	1,263,033
Vista Ridge Metropolitan District:
5.00%, 12/01/27 BAM(a)(c)	485,000	553,215
5.00%, 12/01/28 BAM(a)(c)	750,000	850,402
5.00%, 12/01/31 BAM(a)(c)	1,250,000	1,399,638
Wheatlands Metropolitan District:
5.00%, 12/01/30 BAM(a)(c)	1,000,000	1,138,690
		18,938,538
General Obligation (2.86%)
Anthem West Metropolitan District:
5.00%, 12/01/35 BAM(a)(c)	1,165,000	1,302,493
Commonwealth of Puerto Rico (Puerto Rico):
5.25%, 07/01/20 AGM(c)	1,800,000	1,857,150
5.25%, 07/01/24 AGM(a)(c)	100,000	106,049
5.50%, 07/01/19 AGM(c)	1,630,000	1,651,369
Grand River Hospital District:
5.25%, 12/01/32 AGM(a)(c)	1,000,000	1,168,280
5.25%, 12/01/33 AGM(a)(c)	1,000,000	1,159,090
High Plains Metropolitan District:
5.00%, 12/01/35 NATL(a)(c)	500,000	563,090
		7,807,521
School District (0.56%)
Douglas County School District No Re-1 Douglas & Elbert Counties:
zero coupon, 12/15/22	1,660,000	1,522,552

Total General Obligation Unltd		28,268,611

Government Related (9.08%)
Local Authority (9.08%)
Arapahoe County Water & Wastewater Authority:
6.68%, 12/01/39(a)	1,000,000	1,032,970
	Principal
	Amount	Value
Local Authority (continued)
Aspen Public Facilities Authority:
5.88%, 09/01/32 AGM(a)(c)	$880,000	$882,332
City & County of Denver Co.:
3.29%, 08/01/24	1,500,000	1,512,975
City of Colorado Springs Co. Utilities System Revenue:
4.95%, 11/15/24	3,000,000	3,221,700
Colorado Housing & Finance Authority:
2.50%, 04/01/20	845,000	840,226
2.63%, 10/01/20	715,000	712,111
2.75%, 04/01/21	1,690,000	1,688,141
2.80%, 10/01/21	550,000	549,758
2.90%, 11/01/20	510,000	510,454
Denver City & County School District No 1:
2.02%, 12/15/19	1,460,000	1,449,722
2.17%, 12/15/20	2,000,000	1,978,800
2.80%, 12/15/22	1,500,000	1,498,560
Hyland Hills Park & Recreation District:
1.70%, 12/15/19	425,000	419,692
2.00%, 12/15/20	150,000	147,402
2.15%, 12/15/21	135,000	131,830
Park Creek Metropolitan District:
2.85%, 12/01/21	500,000	498,650
3.15%, 12/01/23	405,000	405,737
3.20%, 12/01/19(d)	250,000	250,175
3.30%, 12/01/24	425,000	426,691
3.45%, 12/01/25	500,000	503,210
3.55%, 12/01/22	665,000	671,464
3.60%, 12/01/26(a)	300,000	302,682
3.65%, 12/01/23	805,000	813,678
3.80%, 12/01/24(d)	440,000	445,685
State of Colorado:
4.99%, 03/15/19(b)	500,000	502,270
7.02%, 03/15/31(a)(b)	1,000,000	1,089,910
University of Colorado:
6.11%, 06/01/29(a)(b)	2,250,000	2,277,405
		24,764,230
Total Government Related		24,764,230

Revenue Bonds (55.75%)
Airport (2.46%)
City & County of Denver Co. Airport System Revenue:
5.25%, 11/15/28(a)	1,000,000	1,026,800
1M US L + 0.86%, 11/15/31(a)(e)	4,365,000	4,369,365
Grand Junction Regional Airport Authority:
5.00%, 12/01/31 NATL(a)(c)	1,155,000	1,308,754
		6,704,919

See Notes to Financial Statements.
78	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Development (1.79%)
Denver Convention Center Hotel Authority:
5.00%, 12/01/31(a)	$1,500,000	$1,658,535
5.00%, 12/01/32(a)	500,000	550,775
5.00%, 12/01/33(a)	500,000	548,080
Park Creek Metropolitan District:
5.00%, 12/01/26(a)	730,000	824,389
5.00%, 12/01/27(a)	620,000	696,861
5.00%, 12/01/45(a)	550,000	593,236
		4,871,876
Education (8.07%)
Colorado Educational & Cultural Facilities Authority:
3.75%, 07/01/26	1,000,000	966,000
4.00%, 04/01/22	130,000	131,659
4.13%, 07/01/26(a)	625,000	622,406
5.00%, 10/01/19(b)	115,000	117,672
5.00%, 05/01/35(a)	3,145,000	3,347,003
5.00%, 05/15/29(a)	2,600,000	2,978,300
5.00%, 11/01/30(a)	500,000	547,720
5.00%, 07/01/36(a)	1,000,000	1,079,230
5.00%, 12/15/31(a)	715,000	794,093
5.00%, 08/01/36(a)	1,140,000	1,239,476
5.00%, 06/01/36(a)	1,580,000	1,722,721
5.00%, 08/15/30(a)	750,000	817,260
5.00%, 11/15/24	435,000	483,942
5.00%, 11/15/31(a)	1,000,000	1,089,960
5.00%, 07/01/36(a)	1,000,000	1,007,450
5.00%, 09/01/36(a)	1,000,000	986,090
5.00%, 12/01/31(a)	1,500,000	1,646,025
5.00%, 09/01/46(a)	500,000	476,925
5.00%, 10/01/32(a)	1,340,000	1,443,703
Series CHARTER SCHOOL AID, 5.63%, 01/15/44(a)	480,000	499,253
		21,996,888
Facilities (0.18%)
City & County of Denver Co. Golf Revenue:
5.00%, 09/01/19(a)	500,000	501,360

General (6.64%)
City & County of Denver Co.:
08/01/30(a)	500,000	329,875
City of Commerce City Co.:
4.25%, 08/01/40 AGM(a)(c)	1,155,000	1,190,840
5.00%, 08/01/28 AGM(a)(c)	600,000	675,636
City of Idaho Springs Co. Sales Tax Revenue:
5.00%, 12/01/33(a)(c)	490,000	561,521
5.00%, 12/01/34(a)(c)	525,000	599,240
	Principal
	Amount	Value
General (continued)
Hyland Hills Park & Recreation District:
2.00%, 12/15/21	$250,000	$249,430
2.00%, 12/15/22	300,000	297,852
3.00%, 12/15/23	200,000	206,988
Regional Transportation District:
5.00%, 11/01/28(a)	2,000,000	2,197,480
6.00%, 01/15/41(a)	6,830,000	6,947,612
6.00%, 01/15/34(a)	4,000,000	4,039,680
6.00%, 01/15/26(a)	800,000	809,768
		18,105,922
Higher Education (5.90%)
Auraria Higher Education Center:
4.00%, 04/01/29 AGM(a)(c)	3,500,000	3,726,555
Colorado Educational & Cultural Facilities Authority:
4.00%, 03/01/33(a)	1,125,000	1,190,813
5.00%, 10/01/36(a)	1,500,000	1,671,855
5.00%, 10/01/34(a)	1,975,000	2,126,897
Colorado School of Mines:
4.00%, 12/01/37(a)	225,000	234,243
5.00%, 12/01/29(a)	275,000	323,837
5.00%, 12/01/30(a)	325,000	380,754
5.00%, 12/01/31(a)	360,000	419,907
1M US L + 0.50%, 02/01/23(a)(e)	4,925,000	4,909,585
Metropolitan State University of Denver:
4.00%, 12/01/28(a)	715,000	776,047
University of Colorado:
4.00%, 06/01/32(a)	300,000	324,933
		16,085,426
Medical (17.45%)
Aspen Valley Hospital District:
5.00%, 10/15/30(a)	1,650,000	1,747,713

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	79

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
Medical (continued)
Colorado Health Facilities Authority:
2.80%, 05/15/42(a)	$3,000,000	$3,028,500
3.00%, 09/01/19	305,000	306,989
4.00%, 05/15/29(a)	1,695,000	1,816,667
4.00%, 09/01/21	255,000	267,133
4.00%, 05/15/35(a)	350,000	360,024
5.00%, 01/15/28(a)	1,150,000	1,320,775
5.00%, 05/15/30(a)	500,000	558,775
5.00%, 05/15/40(a)	1,000,000	1,087,280
5.00%, 12/01/29(a)	1,010,000	1,157,026
5.00%, 12/01/19	300,000	308,355
5.00%, 12/01/21	875,000	939,855
5.00%, 12/01/24(a)	1,000,000	1,091,410
Series HLTH, HOSP, NURSHOME REVENUE., 5.00%, 02/01/22	200,000	212,034
Series HLTH, HOSP, NURSHOME REVENUE., 5.00%, 02/01/23	520,000	557,357
5.00%, 01/01/40(a)	7,000,000	7,176,400
5.00%, 01/01/21(a)	950,000	979,165
5.00%, 01/01/23(a)	1,000,000	1,029,990
5.00%, 02/01/41(a)	1,355,000	1,395,352
5.00%, 02/01/23(a)	500,000	527,020
5.00%, 09/01/29(a)	1,000,000	1,128,920
5.00%, 10/01/32(a)	500,000	539,010
5.00%, 05/15/23	370,000	407,869
5.00%, 05/15/24	575,000	642,470
5.00%, 05/15/25	790,000	893,632
5.00%, 05/15/26	540,000	616,637
5.00%, 05/15/28(a)	535,000	611,933
5.00%, 05/15/29(a)	425,000	484,432
5.00%, 05/15/30(a)	710,000	804,245
5.00%, 05/15/31(a)	1,155,000	1,302,886
5.00%, 05/15/32(a)	1,650,000	1,857,405
5.00%, 11/15/48	875,000	1,017,879
5.25%, 01/01/45(a)	1,000,000	1,065,480
5.25%, 07/01/24(a)	1,000,000	1,017,600
5.25%, 02/01/31(a)	1,550,000	1,628,337
6.25%, 10/01/33(a)	1,250,000	1,254,800
Denver Health & Hospital Authority:
5.00%, 12/01/39(a)	1,500,000	1,577,835
3M US L + 1.10%, 12/01/33(a)(e)	2,255,000	2,145,024
University of Colorado Hospital Authority:
5.00%, 11/15/36(a)	2,470,000	2,701,908
		47,566,122
Multifamily Hsg (2.20%)
Colorado Housing & Finance Authority:
2.15%, 01/01/38(d)	6,000,000	5,998,800
	Principal
	Amount	Value
Nursing Homes (3.40%)
Colorado Health Facilities Authority:
3.13%, 05/15/27(a)	$1,250,000	$1,227,800
4.00%, 01/01/21	255,000	259,455
4.00%, 01/01/22	265,000	271,084
5.00%, 06/01/22	750,000	807,105
5.00%, 06/01/31(a)	1,250,000	1,380,762
5.00%, 06/01/32(a)	1,750,000	1,925,053
5.00%, 05/15/48(a)	3,290,000	3,397,813
		9,269,072
Power (0.14%)
Puerto Rico Electric Power Authority (Puerto Rico):
3M US L + 0.52%, 07/01/29 AGM(a)(c)(e)	400,000	370,000

Transportation (6.95%)
Colorado Bridge Enterprise:
4.00%, 12/31/24	1,610,000	1,723,280
4.00%, 12/31/28(a)	2,760,000	2,938,048
4.00%, 06/30/29(a)	4,525,000	4,784,237
4.00%, 12/31/29(a)	2,705,000	2,851,314
4.00%, 06/30/30(a)	3,115,000	3,258,788
4.00%, 06/30/31(a)	665,000	693,076
Colorado High Performance Transportation Enterprise:
5.00%, 12/31/47(a)	1,600,000	1,694,144
E-470 Public Highway Authority:
1M US L + 1.05%, 09/01/39(a)(e)	1,000,000	1,006,950
		18,949,837
Water (0.57%)
City of Brighton Co. Water Activity Revenue:
5.00%, 12/01/29 AGC(a)(b)(c)	1,515,000	1,559,147

Total Revenue Bonds		151,979,369

Tax Allocation (4.04%)
General (4.04%)
Park Creek Metropolitan District:
5.00%, 12/01/36 (a)	300,000	327,597
5.00%, 12/01/37 (a)	325,000	354,269
5.00%, 12/01/41 (a)	1,500,000	1,628,385
5.00%, 12/01/46 (a)	3,750,000	4,042,388
Plaza Metropolitan District No 1:
5.00%, 12/01/22	1,500,000	1,595,070

See Notes to Financial Statements.
80	| www.sbhfunds.com

Segall Bryant & Hamill Colorado Tax Free Fund	Statement of Investments
December 31, 2018

	Principal
	Amount	Value
General (continued)
Thornton Development Authority:
5.00%, 12/01/24	$440,000	$500,865
5.00%, 12/01/25(a)	325,000	371,494
5.00%, 12/01/26(a)	425,000	484,543
5.00%, 12/01/30(a)	500,000	565,055
5.00%, 12/01/31(a)	1,000,000	1,127,770
		10,997,436
Total Tax Allocation		10,997,436

Total Municipal Bonds
(Cost $268,400,297)		266,173,773

	Shares	Value
Money Market Mutual Funds (0.83%)
Goldman Sachs Financial Square Funds - Government Fund, (7 Day Yield 2.280%)	2,274,518	2,274,518

Total Money Market Mutual Funds
(Cost $2,274,518)		2,274,518

	Shares	Value
Short Term Investments (0.00%)(f)
Bank of New York Cash Reserve, (7 Day Yield 0.050%)	1,835	1,835

Total Short Term Investments
(Cost $1,835)		1,835

Total Investments (98.47%)
(Cost $270,676,650)		$268,450,126

Other Assets Less Liabilities (1.53%)		4,184,779

Net Assets (100.00%)		$272,634,905

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(a)	Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statement of Investments.
(b)	This security is prerefunded in advance of the next call date.
(c)	This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.
(d)	When - Issued Security/Forward Commitment Security.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at December 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. A description of the reference rate and the rate in effect as of December 31, 2018 is provided below. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Less than 0.005%.

Libor Rates:

1M US L - 1 Month LIBOR as of December 31, 2018 was 2.50%

3M US L - 3 Month LIBOR as of December 31, 2018 was 2.81%

See Notes to Financial Statements.
Annual Report | December 31, 2018 |	81

Segall Bryant & Hamill Funds	Statement of Investments
December 31, 2018

COMMON ABBREVIATIONS

AB	Aktiebolag is the Swedish equivalent of the term corporation.
ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal.
AS	Andonim Sirketi, Joint Stock Company in Turkey.
A/S	Aktieselskab, Joint Stock Company in Denmark.
BV	Besloten Vennootschap is the Dutch term for a private limited liability corporation
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
NA	National Association.
NATL	National.
NV	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SAB de CV	Sociedad Anónima Bursátil de Capital Variable is the Mexican term for publicly traded companies
SARL	Societe Anonyme a Responsabilite Limitee is the French term for Limited Liability Company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.

CURRENCY ABBREVIATIONS

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
QAR	Qatari Rial
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

See Notes to Financial Statements.
82	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities

December 31, 2018

	Segall Bryant & Hamill Micro Cap Fund		Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund
Assets
Investments, at cost		$3,905,664	$89,616,134	$62,353,037	$984,225	$83,916,554
Investments, at value		3,892,502	88,287,703	64,649,478	869,059	80,453,290
Cash		–	–	41,667	–	–
Foreign currency, at value (Cost $–, $–, $–, $48 and $4,435, respectively)		–	–	–	48	4,435
Receivables:
Investment securities sold		826	557,843	519	130	2,109,631
Fund shares subscribed		–	36,905	18,407	–	284,288
Dividends and interest		9,022	171,943	30,510	1,446	196,498
Due from Adviser		1,550	–	–	5,985	–
Prepaid and other assets		5,572	22,188	8,739	1,326	15,043
Total assets		3,909,472	89,076,582	64,749,320	877,994	83,063,185

Liabilities
Payables:
Investment securities purchased		17,653	216,565	–	48	406,266
Fund shares redeemed		23,716	748,417	21,867	–	311,212
Investment advisory fee		–	66,485	29,401	–	46,249
Administration fee		6,149	15,199	14,548	3,300	14,939
Shareholder servicing reimbursements		848	3,494	165	106	6,021
Transfer agent fee		1,598	6,361	4,756	1,378	8,081
Audit fee		4,902	6,165	8,231	4,557	8,931
Printing fee		553	4,870	3,120	25	3,682
Trustee fee		356	4,682	2,303	30	3,529
Custody fee		1,876	7,108	9,353	3,107	8,847
Chief compliance officer fee		54	673	446	5	583
Overdraft		–	–	–	–	55,203
Other liabilities		1,627	3,534	3,542	1,269	3,759
Total liabilities		59,332	1,083,553	97,732	13,825	877,302
Net Assets		$3,850,140	$87,993,029	$64,651,588	$864,169	$82,185,883

Net Assets Consists of
Paid-in capital		$4,116,599	$88,749,122	$137,033,724	$1,013,303	$84,205,450
Total accumulated earnings/(deficit)		(266,459)	(756,093)	(72,382,136)	(149,134)	(2,019,567)
Net Assets		$3,850,140	$87,993,029	$64,651,588	$864,169	$82,185,883

Net Assets
Retail		$3,850,140	$18,940,071	$1,570,010	$615,842	$46,148,883
Institutional		N/A	69,052,958	63,081,578	248,327	36,037,000
Shares of Beneficial Interest Outstanding
Retail		410,435	2,348,523	154,621	72,921	2,169,067
Institutional		N/A	8,493,158	6,089,037	29,546	1,662,883
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail		$9.38	$8.06	$10.15	$8.45	$21.28
Institutional	$	N/A	$8.13	$10.36	$8.40	$21.67

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	83

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities

December 31, 2018

	Segall Bryant & Hamill Large Cap Dividend Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund	Segall Bryant & Hamill Short Term Plus Fund
Assets
Investments, at cost	$7,808,585	$49,477,426	$38,912,201	$1,306,960
Investments, at value	8,432,564	48,317,502	43,970,180	1,308,163
Unrealized gain on forward foreign currency contracts	–	466,174	–	–
Receivables:
Investment securities sold	235	496,568	806,106	1,774
Fund shares subscribed	–	80,167	426	–
Dividends and interest	20,644	219,035	219,109	10,636
Due from Adviser	3,348	–	–	21,037
Prepaid and other assets	8,175	13,428	13,966	47,945
Total assets	8,464,966	49,592,874	45,009,787	1,389,555

Liabilities
Unrealized loss on forward foreign currency contracts	–	70,513	–	–
Payables:
Investment securities purchased	–	130,297	–	117,948
Fund shares redeemed	7,421	238,282	66,270	–
Investment advisory fee	–	35,488	11,795	–
Administration fee	2,873	10,494	8,049	723
Shareholder servicing reimbursements	749	4,274	4,155	18
Transfer agent fee	2,946	5,761	9,815	618
Audit fee	17,542	6,025	842	17,248
Printing fee	435	3,677	2,800	112
Trustee fee	359	2,331	1,722	–
Custody fee	1,496	11,464	3,871	417
Chief compliance officer fee	70	393	284	3
Overdraft	–	–	421,864	–
Due to broker	–	598,447	–	–
Other liabilities	1,436	4,210	2,196	50,049
Total liabilities	35,327	1,121,656	533,663	187,136
Net Assets	$8,429,639	$48,471,218	$44,476,124	$1,202,419

Net Assets Consists of
Paid-in capital	$7,834,986	$50,867,920	$39,513,376	$1,199,979
Total accumulated earnings/(deficit)	594,653	(2,396,702)	4,962,748	2,440
Net Assets	$8,429,639	$48,471,218	$44,476,124	$1,202,419

Net Assets
Retail	$8,131,399	$28,205,213	$41,886,760	$200,397
Institutional	298,240	20,266,005	2,589,364	1,002,022
Shares of Beneficial Interest Outstanding
Retail	1,504,018	2,226,746	4,399,719	20,000
Institutional	53,723	1,503,194	274,635	100,000
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$5.41	$12.67	$9.52	$10.02
Institutional	$5.55	$13.48	$9.43	$10.02

See Notes to Financial Statements.

84	| www.sbhfunds.com

Segall Bryant & Hamill Funds	Statements of Assets and Liabilities

December 31, 2018

	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Assets
Investments, at cost	$1,242,425,119	$57,718,998	$43,815,931	$270,676,650
Investments, at value	1,228,642,212	55,139,687	43,571,670	268,450,126
Cash	48,155	77	–	–
Receivables:
Investment securities sold	2,442	251,588	–	1,856,913
Fund shares subscribed	462,445	25,931	74,995	542,620
Dividends and interest	9,774,879	754,494	480,942	2,103,298
Due from Adviser	–	–	4,551	–
Prepaid and other assets	77,745	10,522	6,714	21,552
Total assets	1,239,007,878	56,182,299	44,138,872	272,974,509

Liabilities
Payables:
Investment securities purchased	12,757,863	–	2,499,999	–
Fund shares redeemed	2,551,431	88,595	–	168,929
Investment advisory fee	131,654	13,990	–	50,264
Administration fee	169,164	13,882	13,453	50,999
Shareholder servicing reimbursements	158,476	6,941	1,051	28,553
Transfer agent fee	8,671	2,565	1,969	3,221
Audit fee	15,643	6,182	5,849	7,648
Printing fee	42,907	2,532	1,038	6,662
Trustee fee	41,756	2,214	1,137	9,402
Custody fee	32,758	3,626	3,414	8,057
Chief compliance officer fee	6,985	347	240	1,627
Overdraft	–	32,202	–	–
Other liabilities	14,270	2,116	1,626	4,242
Total liabilities	15,931,578	175,192	2,529,776	339,604
Net Assets	$1,223,076,300	$56,007,107	$41,609,096	$272,634,905

Net Assets Consists of
Paid-in capital	$1,241,939,401	$68,076,595	$42,104,594	$276,272,475
Total accumulated earnings/(deficit)	(18,863,101)	(12,069,488)	(495,498)	(3,637,570)
Net Assets	$1,223,076,300	$56,007,107	$41,609,096	$272,634,905

Net Assets
Retail	$915,823,509	$43,045,366	$6,405,225	$176,019,809
Institutional	307,252,791	12,961,741	35,203,871	96,615,096
Shares of Beneficial Interest Outstanding
Retail	88,709,776	5,124,709	616,992	15,579,945
Institutional	30,040,640	1,562,607	3,387,131	8,526,674
Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)
Retail	$10.32	$8.40	$10.38	$11.30
Institutional	$10.23	$8.29	$10.39	$11.33

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	85

Segall Bryant & Hamill Funds	Statements of Operations

For the Year Ended December 31, 2018

	Segall Bryant & Hamill Micro Cap Fund(a)	Segall Bryant & Hamill Small Cap Value Dividend Fund(b)	Segall Bryant & Hamill Small Cap Growth Fund(c)	Segall Bryant & Hamill Smid Cap Value Dividend Fund(d)	Segall Bryant & Hamill Mid Cap Value Dividend Fund(e)
Investment Income
Dividends	$155,078	$3,115,557	$26,289	$20,394	$1,673,009
Foreign taxes withheld	(621)	(7,939)	(344)	(81)	(21,389)
Total income	154,457	3,107,618	25,945	20,313	1,651,620

Expenses
Investment advisory fee	101,829	1,343,409	61,143	6,736	511,241
Administrative fee	17,131	185,355	12,745	4,500	110,084
Shareholder servicing reimbursement - Retail Class	20,668	80,389	1,528	1,048	69,677
Transfer agent fees	15,402	45,605	15,212	14,106	17,955
Registration fees	19,587	30,594	29,591	7,571	33,088
Audit and tax preparation fees	13,751	19,741	14,195	6,854	21,367
Legal fees	536	7,095	266	39	3,904
Independent pricing service fees	11,738	6,725	6,150	6,499	3,979
Trustee fees and expenses	1,726	22,276	857	150	13,403
Insurance expense	667	8,951	584	37	3,998
Custodian fees	7,991	25,220	14,159	8,866	15,310
Printing fees	1,860	14,887	439	157	8,689
Chief compliance officer fee	698	8,922	342	57	5,209
Other	4,473	11,334	5,033	4,961	8,322
Total expenses before waivers/reimbursements	218,057	1,810,503	162,244	61,581	826,226
Expenses waived/reimbursed by investment advisor
Retail	(86,028)	(77,074)	(23,102)	(35,936)	(867)
Institutional	N/A	(152,231)	(69,559)	(15,924)	(846)
Net expenses	132,029	1,581,198	69,583	9,721	824,513
Net Investment Income/(Loss)	22,428	1,526,420	(43,638)	10,592	827,107

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	1,945,528	12,728,368	847,568	(7,355)	3,467,384
Foreign currency	–	(141)	–	–	317
	1,945,528	12,728,227	847,568	(7,355)	3,467,701
Change in unrealized net appreciation/(depreciation) on:
Investments	(2,733,106)	(28,274,986)	3,108,914	(149,235)	(14,306,699)
Translation of assets and liabilities denoted in foreign currencies	–	(52)	–	–	(531)
	(2,733,106)	(28,275,038)	3,108,914	(149,235)	(14,307,230)
Net realized and unrealized gain/(loss)	(787,578)	(15,546,811)	3,956,482	(156,590)	(10,839,529)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(765,150)	$(14,020,391)	$3,912,844	$(145,998)	$(10,012,422)

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(d)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(e)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Operations

For the Year Ended December 31, 2018

	Segall Bryant & Hamill Large Cap Dividend Fund(a)	Segall Bryant & Hamill Fundamental International Small Cap Fund(b)	Segall Bryant & Hamill Global Large Cap Fund(c)	Segall Bryant & Hamill Short Term Plus Fund(d)
Investment Income
Dividends	$259,802	$1,008,609	$1,608,745	$484
Interest	–	–	–	937
Foreign taxes withheld	(1,780)	(80,366)	(111,812)	–
Total income	258,022	928,243	1,496,933	1,421

Expenses
Investment advisory fee	61,244	883,828	338,208	123
Administrative fee	16,136	105,147	73,916	75
Shareholder servicing reimbursement - Retail Class	10,285	75,407	54,725	18
Transfer agent fees	20,487	39,992	60,650	618
Registration fees	31,092	32,886	28,355	48
Audit and tax preparation fees	16,949	21,554	17,911	17,247
Legal fees	485	3,795	2,613	2
Independent pricing service fees	2,884	8,567	4,716	648
Trustee fees and expenses	1,615	12,567	8,841	–
Insurance expense	436	3,618	2,609	–
Custodian fees	5,868	48,991	13,569	417
Printing fees	1,445	12,672	8,686	112
Chief compliance officer fee	644	5,001	3,485	3
Offering costs	–	–	–	2,055
Other	5,234	9,408	8,003	–
Total expenses before waivers/reimbursements	174,804	1,263,433	626,287	21,366
Expenses waived/reimbursed by investment advisor
Retail	(88,969)	(153,240)	(107,484)	(3,536)
Institutional	(2,370)	(94,132)	(10,925)	(17,625)
Net expenses	83,465	1,016,061	507,878	205
Net Investment Income/(Loss)	174,557	(87,818)	989,055	1,216

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	420,389	9,253,673	(137,990)	–
Foreign currency	–	7,436	8,994	–
Forward foreign currency contracts	–	(45,676)	–	–
	420,389	9,215,433	(128,996)	–
Change in unrealized net appreciation/(depreciation) on:
Investments	(693,540)	(25,751,706)	(5,467,163)	1,203
Forward foreign currency contracts	–	358,766	–	–
Translation of assets and liabilities denoted in foreign currencies	–	(6,487)	(1,635)	–
	(693,540)	(25,399,427)	(5,468,798)	1,203
Net realized and unrealized gain/(loss)	(273,151)	(16,183,994)	(5,597,794)	1,203
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(98,594)	$(16,271,812)	$(4,608,739)	$2,419

(a)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(c)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(d)	Commenced operations on December 17, 2018.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	87

Segall Bryant & Hamill Funds	Statements of Operations

For the Year Ended December 31, 2018

	Segall Bryant & Hamill Plus Bond Fund(a)	Segall Bryant & Hamill Quality High Yield Fund(b)	Segall Bryant & Hamill Municipal Opportunities Fund(c)	Segall Bryant & Hamill Colorado Tax Free Fund(d)
Investment Income
Dividends	$935,687	$76,930	$30,175	$142,595
Interest	45,864,297	3,635,630	1,357,973	10,275,752
Total income	46,799,984	3,712,560	1,388,148	10,418,347

Expenses
Investment advisory fee	4,398,013	311,263	138,195	1,126,706
Administrative fee	1,710,437	99,151	52,311	387,597
Shareholder servicing reimbursement - Retail Class	1,976,531	94,910	7,392	358,443
Transfer agent fees	61,861	22,159	17,383	24,514
Registration fees	51,551	31,729	38,176	14,674
Audit and tax preparation fees	42,680	23,514	17,380	23,642
Legal fees	61,852	3,557	1,569	13,743
Independent pricing service fees	45,957	15,388	18,582	39,127
Trustee fees and expenses	213,657	11,370	6,168	48,217
Insurance expense	59,087	3,656	736	12,283
Custodian fees	100,730	11,481	11,225	26,052
Printing fees	120,904	9,095	2,957	19,484
Chief compliance officer fee	83,621	4,605	2,357	18,824
Other	63,260	8,232	6,572	18,633
Total expenses before waivers/reimbursements	8,990,141	650,110	321,003	2,131,939
Expenses waived/reimbursed by investment advisor
Retail	(2,054,885)	(71,595)	(17,855)	(318,987)
Institutional	(452,391)	(21,481)	(124,066)	(118,656)
Net expenses	6,482,865	557,034	179,082	1,694,296
Net Investment Income/(Loss)	40,317,119	3,155,526	1,209,066	8,724,051

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(2,823,205)	(506,912)	(264,302)	(1,172,294)
	(2,823,205)	(506,912)	(264,302)	(1,172,294)
Change in unrealized net appreciation/(depreciation) on:
Investments	(39,375,688)	(3,963,939)	(365,537)	(5,708,209)
	(39,375,688)	(3,963,939)	(365,537)	(5,708,209)
Net realized and unrealized gain/(loss)	(42,198,893)	(4,470,851)	(629,839)	(6,880,503)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,881,774)	$(1,315,325)	$579,227	$1,843,548

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(c)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(d)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Micro Cap Fund(a)			Segall Bryant & Hamill Small Cap Value Dividend Fund(b)			Segall Bryant & Hamill Small Cap Growth Fund(c)
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income/(loss)	$22,428	$(4,444)		$1,526,420	$2,022,807		$(43,638)	$(38,693)
Net realized gain/(loss)	1,945,528	2,520,127		12,728,227	10,043,680		847,568	572,961
Change in unrealized net appreciation/(depreciation)	(2,733,106)	(1,734,476)		(28,275,038)	(16,024,150)		3,108,914	614,526
Net increase/(decrease) in net assets resulting from operations	(765,150)	781,207		(14,020,391)	(3,957,663)		3,912,844	1,148,794

Distributions to Shareholders (Note 2)
From distributable earnings
Retail	(1,828,135)	(1,980,136	)(d)	(2,812,576)	(8,921,585	)(e)	(369,324)	(69,593	)(f)
Institutional	–	–		(9,165,527)	(16,613,835	)(g)	(595,181)	(343,722	)(h)
Return of capital
Retail	–	–		–	–		(16,995)	–
Institutional	–	–		–	–		(27,387)	–
Decrease in net assets from distributions to shareholders	(1,828,135)	(1,980,136)		(11,978,103)	(25,535,420)		(1,008,887)	(413,315)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	3,215,968	3,737,733		4,258,130	8,688,899		1,572,333	57,853
Institutional	N/A	N/A		31,916,623	39,128,723		3,361,951	497,771
Shares issued in reinvestment of distributions
Retail	1,826,689	1,970,946		2,406,305	6,654,617		385,290	69,166
Institutional	N/A	N/A		8,959,763	16,259,292		505,060	343,722
Cost of shares redeemed
Retail	(12,400,188)	(4,020,265)		(45,833,509)	(27,597,398)		(846,413)	(64,638)
Institutional	N/A	N/A		(64,907,830)	(53,064,624)		(6,581,574)	(180,476)
Shares issued in connection with Fund
Reorganization
Institutional	–	–		–	–		57,629,399	–
Net increase/(decrease) resulting from beneficial interest transactions	(7,357,531)	1,688,414		(63,200,518)	(9,930,491)		56,026,046	723,398
Total net increase/(decrease) in net assets	(9,950,816)	489,485		(89,199,012)	(39,423,574)		58,930,003	1,458,877

Net Assets
Beginning of year	13,800,956	13,311,471		177,192,041	216,615,615		5,721,585	4,262,708
End of year	$3,850,140	$13,800,956	(i)	$87,993,029	$177,192,041	(j)	$64,651,588	$5,721,585	(k)

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(d)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $–, and Net Realized Gains $1,980,136.
(e)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $790,625, and Net Realized Gains $8,130,960.
(f)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $–, and Net Realized Gains $69,593.
(g)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $1,590,391, and Net Realized Gains $15,023,444.
(h)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $–, and Net Realized Gains $343,722.
(i)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $73.
(j)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $12,717.
(k)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $913.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	89

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Smid Cap Value Dividend Fund(a)			Segall Bryant & Hamill Mid Cap Value Dividend Fund(b)			Segall Bryant & Hamill Large Cap Dividend Fund(c)
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income/(loss)	$10,592	$7,623		$827,107	$811,327		$174,557	$206,135
Net realized gain/(loss)	(7,355)	(27,146)		3,467,701	3,629,711		420,389	526,536
Change in unrealized net appreciation/(depreciation)	(149,235)	37,005		(14,307,230)	315,311		(693,540)	996,667
Net increase/(decrease) in net assets resulting from operations	(145,998)	17,482		(10,012,422)	4,756,349		(98,594)	1,729,338

Distributions to Shareholders (Note 2)
From distributable earnings
Retail	(7,093)	(6,352	)(d)	(2,129,477)	(3,466,415	)(e)	(751,391)	(1,987,880	)(f)
Institutional	(3,429)	(3,891	)(g)	(2,970,538)	(2,969,990	)(h)	(24,487)	(42,233	)(i)
Return of capital
Retail	–	(2,645)		–	–		–	–
Institutional	–	(1,620)		–	–		–	–
Decrease in net assets from distributions to shareholders	(10,522)	(14,508)		(5,100,015)	(6,436,405)		(775,878)	(2,030,113)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	355,440	454,951		6,243,910	22,543,882		380,277	371,339
Institutional	34,980	–		11,075,944	6,396,634		196,503	186
Shares issued in reinvestment of distributions
Retail	7,092	8,193		2,117,645	3,428,466		738,744	1,959,293
Institutional	3,429	5,511		2,937,366	2,931,064		24,487	42,233
Cost of shares redeemed
Retail	(195,132)	(23,855)		(21,598,636)	(24,572,010)		(2,172,872)	(4,052,602)
Institutional	(428)	–		(10,083,455)	(5,511,243)		(39,646)	(449,649)
Shares issued in connection with Fund Reorganization
Retail	–	–		21,139,110	–		–	–
Institutional	–	–		1,554,178	–		–	–
Net increase/(decrease) resulting from beneficial interest transactions	205,381	444,800		13,386,062	5,216,793		(872,507)	(2,129,200)
Total net increase/(decrease) in net assets	48,861	447,774		(1,726,375)	3,536,737		(1,746,979)	(2,429,975)

Net Assets
Beginning of year	815,308	367,534		83,912,258	80,375,521		10,176,618	12,606,593
End of year	$864,169	$815,308	(j)	$82,185,883	$83,912,258	(k)	$8,429,639	$10,176,618	(l)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(c)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(d)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $6,352, and Net Realized Gains $–.
(e)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $555,969, and Net Realized Gains $2,910,446.
(f)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $308,528, and Net Realized Gains $1,679,352.
(g)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $3,891, and Net Realized Gains $–.
(h)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $477,650, and Net Realized Gains $2,492,340.
(i)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $13,134, and Net Realized Gains $29,099.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

(j)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $440.
(k)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $18,544.
(l)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $36,974.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	91

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Fundamental International Small Cap Fund(a)			Segall Bryant & Hamill Global Large Cap Fund(b)			Segall Bryant & Hamill Short Term Plus Fund(c)
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017		Period Ended December 31, 2018
Operations
Net investment income/(loss)	$(87,818)	$245,034		$989,055	$971,180		$1,216
Net realized gain/(loss)	9,215,433	13,459,786		(128,996)	2,447,775		–
Change in unrealized net appreciation/(depreciation)	(25,399,427)	7,723,827		(5,468,798)	5,936,452		1,203
Net increase/(decrease) in net assets resulting from operations	(16,271,812)	21,428,647		(4,608,739)	9,355,407		2,419

Distributions to Shareholders (Note 2)
From distributable earnings
Retail	(5,287,087)	(950,626	)(d)	(2,790,578)	(2,529,221	)(e)	–
Institutional	(3,489,183)	(150,112	)(f)	(227,480)	(247,951	)(g)	–
Decrease in net assets from distributions to shareholders	(8,776,270)	(1,100,738)		(3,018,058)	(2,777,172)		–

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	5,166,314	5,886,256		1,929,280	5,241,646		200,000
Institutional	7,865,690	6,849,586		1,827,674	2,262,709		1,000,000
Shares issued in reinvestment of distributions
Retail	5,182,940	926,362		2,571,873	2,323,525		–
Institutional	3,488,617	150,090		193,380	242,437		–
Cost of shares redeemed
Retail	(17,198,882)	(19,555,709)		(6,505,438)	(7,006,491)		–
Institutional	(10,616,497)	(5,057,984)		(3,955,775)	(1,362,934)		–
Net increase/(decrease) resulting from beneficial interest transactions	(6,111,818)	(10,801,399)		(3,939,006)	1,700,892		1,200,000
Total net increase/(decrease) in net assets	(31,159,900)	9,526,510		(11,565,803)	8,279,127		1,202,419

Net Assets
Beginning of year	79,631,118	70,104,608		56,041,927	47,762,800		–
End of year	$48,471,218	$79,631,118	(h)	$44,476,124	$56,041,927	(i)	$1,202,419

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(c)	Commenced operations on December 17, 2018.
(d)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $950,626, and Net Realized Gains $–.
(e)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $820,511, and Net Realized Gains $1,708,710.
(f)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $150,112, and Net Realized Gains $–.
(g)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $77,386, and Net Realized Gains $170,565.
(h)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $76,635.
(i)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $16,928.

See Notes to Financial Statements.

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Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Plus Bond Fund(a)			Segall Bryant & Hamill Quality High Yield Fund(b)
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income/(loss)	$40,317,119	$38,651,640		$3,155,526	$3,576,590
Net realized gain/(loss)	(2,823,205)	6,067,468		(506,912)	(829,892)
Change in unrealized net appreciation/(depreciation)	(39,375,688)	11,077,092		(3,963,939)	1,982,253
Net increase/(decrease) in net assets resulting from operations	(1,881,774)	55,796,200		(1,315,325)	4,728,951

Distributions to Shareholders (Note 2)
From distributable earnings
Retail	(33,968,897)	(36,251,382	)(c)	(2,279,856)	(2,690,335	)(d)
Institutional	(10,492,475)	(6,608,138	)(e)	(872,468)	(901,760	)(f)
Decrease in net assets from distributions to shareholders	(44,461,372)	(42,859,520)		(3,152,324)	(3,592,095)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	174,587,545	225,742,839		4,639,276	12,690,574
Institutional	157,164,667	140,273,606		6,888,374	9,546,903
Shares issued in reinvestment of distributions
Retail	33,640,956	35,699,675		2,187,720	2,584,000
Institutional	10,177,888	6,288,535		870,379	885,887
Cost of shares redeemed
Retail	(312,843,081)	(282,438,728)		(18,908,555)	(14,644,844)
Institutional	(80,055,849)	(40,175,280)		(14,422,856)	(8,464,588)
Net increase/(decrease) resulting from beneficial interest transactions	(17,327,874)	85,390,647		(18,745,662)	2,597,932
Total net increase/(decrease) in net assets	(63,671,020)	98,327,327		(23,213,311)	3,734,788

Net Assets
Beginning of year	1,286,747,320	1,188,419,993		79,220,418	75,485,630
End of year	$1,223,076,300	$1,286,747,320	(g)	$56,007,107	$79,220,418	(h)

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(c)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $35,523,179, and Net Realized Gains $728,203.
(d)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $2,690,335, and Net Realized Gains $–.
(e)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $6,452,560, and Net Realized Gains $155,578.
(f)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $901,760, and Net Realized Gains $–.
(g)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $222,144.
(h)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $33,289.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	93

Segall Bryant & Hamill Funds	Statements of Changes in Net Assets

	Segall Bryant & Hamill Municipal Opportunities Fund(a)			Segall Bryant & Hamill Colorado Tax Free Fund(b)
	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations
Net investment income/(loss)	$1,209,066	$205,814		$8,724,051	$6,915,353
Net realized gain/(loss)	(264,302)	158,683		(1,172,294)	499,048
Change in unrealized net appreciation/(depreciation)	(365,537)	110,675		(5,708,209)	4,987,630
Net increase/(decrease) in net assets resulting from operations	579,227	475,172		1,843,548	12,402,031

Distributions to Shareholders (Note 2)
From distributable earnings
Retail	(148,140)	(64,751	)(c)	(5,804,472)	(5,597,930	)(d)
Institutional	(1,112,925)	(241,617	)(e)	(2,912,028)	(1,300,448	)(f)
Decrease in net assets from distributions to shareholders	(1,261,065)	(306,368)		(8,716,500)	(6,898,378)

Beneficial Interest Transactions (Note 3)
Shares sold
Retail	5,607,880	2,324,235		42,694,554	47,296,987
Institutional	25,267,395	21,055,858		47,249,161	57,894,742
Shares issued in reinvestment of distributions
Retail	148,140	62,820		5,265,574	5,089,016
Institutional	1,038,774	238,854		2,621,671	1,236,684
Cost of shares redeemed
Retail	(1,983,373)	(125,319)		(60,511,225)	(59,803,491)
Institutional	(11,867,832)	(406,221)		(30,501,083)	(10,322,719)
Net increase resulting from beneficial interest transactions	18,210,984	23,150,227		6,818,652	41,391,219
Total net increase/(decrease) in net assets	17,529,146	23,319,031		(54,300)	46,894,872

Net Assets
Beginning of year	24,079,950	760,919		272,689,205	225,794,333
End of year	$41,609,096	$24,079,950	(g)	$272,634,905	$272,689,205	(h)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(c)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $45,794, and Net Realized Gains $18,957.
(d)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $5,597,930, and Net Realized Gains $–.
(e)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $160,562, and Net Realized Gains $81,055.
(f)	For the prior year ended December 31, 2017, Total Distributions consisted of Net Investment Income $1,300,448, and Net Realized Gains $–.
(g)	For the year ended December 31, 2017, Net Assets included accumulated net investment income of $6,393.
(h)	For the year ended December 31, 2017, Net Assets included accumulated net investment loss of $15,702.

See Notes to Financial Statements.

94	| www.sbhfunds.com

Segall Bryant & Hamill Micro Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$17.24	$18.94	$15.74	$17.96	$17.69
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.04	(0.01)	0.05	(0.01)	(0.01)
Net realized and unrealized gains/(losses) on investments	(2.06)	1.11	3.80	(0.88)	0.44
Total from investment operations	(2.02)	1.10	3.85	(0.89)	0.43

Less dividends and distributions:
Dividends from net investment income	(0.07)	–	(0.06)	–	–
Distributions from net realized gains	(5.77)	(2.80)	(0.59)	(1.33)	(0.16)
Total distributions	(5.84)	(2.80)	(0.65)	(1.33)	(0.16)

Paid-in capital from redemption fees	–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$9.38	$17.24	$18.94	$15.74	$17.96

Total Return	(13.06)%	5.70%	24.49%	(4.92)%	2.49%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$3,850	$13,801	$13,311	$20,786	$37,206

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	2.15%	1.93%	2.09%	1.66%	1.60%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.22%	(0.03)%	0.33%	0.06%	(0.05)%
Without fee waivers/reimbursements	(0.63)%	(0.66)%	(0.46)%	(0.42)%	(0.35)%
Portfolio turnover rate	87%	79%	43%	105%	72%

(a)	Prior to April 30, 2018 known as the Westcore Micro-Cap Opportunity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	95

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.68	$12.52	$10.52	$13.45	$14.38
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.11	0.10	0.11	0.13	0.14
Net realized and unrealized gains/(losses) on investments	(1.52)	(0.35)	3.02	(1.22)	0.75
Total from investment operations	(1.41)	(0.25)	3.13	(1.08)	0.89

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.14)	(0.18)	(0.10)	(0.15)
Distributions from net realized gains	(1.04)	(1.45)	(0.95)	(1.75)	(1.67)
Total distributions	(1.21)	(1.59)	(1.13)	(1.85)	(1.82)

Paid-in capital from redemption fees	–	–	–	–	0.00 (c)
Net asset value, end of period	$8.06	$10.68	$12.52	$10.52	$13.45

Total Return	(13.76)%	(1.84)%	29.72%	(8.13)%	6.46%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$18,940	$63,507	$86,518	$79,038	$141,445

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.30%	1.30%	1.30%	1.30%	1.30%
Without fee waivers/reimbursements	1.49%	1.46%	1.45%	1.39%	1.40%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.99%	0.87%	0.99%	0.99%	0.97%
Without fee waivers/reimbursements	0.80%	0.71%	0.84%	0.90%	0.87%
Portfolio turnover rate	83%	99%	96%	74%	70%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

96	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.70	$12.53	$10.53	$13.47	$14.40
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.13	0.13	0.14	0.15	0.17
Net realized and unrealized gains/(losses) on investments	(1.52)	(0.36)	3.02	(1.21)	0.74
Total from investment operations	(1.39)	(0.23)	3.16	(1.06)	0.91

Less dividends and distributions:
Dividends from net investment income	(0.14)	(0.15)	(0.21)	(0.13)	(0.17)
Distributions from net realized gains	(1.04)	(1.45)	(0.95)	(1.75)	(1.67)
Total distributions	(1.18)	(1.60)	(1.16)	(1.88)	(1.84)

Paid-in capital from redemption fees	–	–	–	–	0.00 (c)
Net asset value, end of period	$8.13	$10.70	$12.53	$10.53	$13.47

Total Return	(13.55)%	(1.67)%	29.98%	(7.98)%	6.62%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$69,053	$113,685	$130,098	$105,418	$190,166

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.13%	1.12%	1.08%	1.13%	1.11%
Without fee waivers/reimbursements	1.29%	1.26%	1.24%	1.22%	1.21%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.21%	1.08%	1.24%	1.15%	1.20%
Without fee waivers/reimbursements	1.05%	0.94%	1.08%	1.06%	1.10%
Portfolio turnover rate	83%	99%	96%	74%	70%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	97

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)		Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of period	$12.72		$10.89		$10.01	$10.52		$10.13
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.11)		(0.10)		(0.09)	(0.11)		(0.10)
Net realized and unrealized gains/(losses) on investments	0.63		2.93		0.97	(0.39)		0.49
Total from investment operations	0.52		2.83		0.88	(0.50)		0.39

Less dividends and distributions:
Distributions from net realized gains	(2.95)		(1.00)		–	(0.01)		–
Return of capital	(0.14)		–		–	–		–
Total distributions	(3.09)		(1.00)		–	(0.01)		–

Paid-in capital from redemption fees	–		–		–	–		0.00	(c)
Net asset value, end of period	$10.15		$12.72		$10.89	$10.01		$10.52

Total Return	3.19%		25.98%		8.79%	(4.77)%		3.85%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,570		$930		$744	$499		$599

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.24	%(d)	1.26	%(e)	1.30%	1.30%		1.30%
Without fee waivers/reimbursements	3.09%		2.88%		5.93%	4.96	%(f)	5.18	%(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.76)%		(0.80)%		(0.87)%	(1.03)%		(1.01)%
Without fee waivers/reimbursements	(2.61)%		(2.42)%		(5.50)%	(4.69)%		(4.89	)%(f)
Portfolio turnover rate	83%		51%		81%	69%		89%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Contractual expense limitation change from 1.24% to 1.14% effective December 20, 2018.
(e)	Contractual expense limitation change from 1.30% to 1.24% effective April 30, 2017.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

98	| www.sbhfunds.com

Segall Bryant & Hamill Small Cap Growth Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net asset value, beginning of period	$12.88	$11.01	$10.09		$10.56		$10.13
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.08)	(0.09)	(0.06)		(0.07)		(0.04)
Net realized and unrealized gains/(losses) on investments	0.65	2.96	0.98		(0.39)		0.47
Total from investment operations	0.57	2.87	0.92		(0.46)		0.43

Less dividends and distributions:
Distributions from net realized gains	(2.95)	(1.00)	–		(0.01)		–
Return of capital	(0.14)	–	–		–		–
Total distributions	(3.09)	(1.00)	–		(0.01)		–

Paid-in capital from redemption fees	–	–	0.00	(c)	–		0.00	(c)
Net asset value, end of period	$10.36	$12.88	$11.01		$10.09		$10.56

Total Return	3.56%	26.05%	9.12%		(4.37)%		4.24%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$63,082	$4,791	$3,519		$6,011		$8,063

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99%	1.20%	1.05	%(d)	0.88	%(d)	0.76	%(d)
Without fee waivers/reimbursements	2.26%	2.74%	2.63%		2.21	%(e)	3.61	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.63)%	(0.74)%	(0.65)%		(0.61)%		(0.44)%
Without fee waivers/reimbursements	(1.90)%	(2.28)%	(2.22)%		(1.94)%		(3.29	)%(e)
Portfolio turnover rate	83%	51%	81%		69%		89%

(a)	Prior to April 30, 2018 known as the Westcore Small-Cap Growth Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.
(d)	Net expense ratio is significantly less than expected rate in prospectus, effective for that period, of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	99

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$9.92	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.12	0.11		0.01
Net realized and unrealized gains/(losses) on investments	(1.49)	0.04		(0.08)
Total from investment operations	(1.37)	0.15		(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.10)	(0.13)		–
Return of capital	–	(0.03)		–
Total distributions	(0.10)	(0.16)		–
Net asset value, end of period	$8.45	$9.92		$9.93

Total Return	(13.88)%	1.54%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$616	$563		$119

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.20%	1.20%		1.20	%(e)
Without fee waivers/reimbursements	7.32%	15.15	%(f)	42.02	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.22%	1.14%		3.44	%(e)
Without fee waivers/reimbursements	(4.90)%	(12.81	)%(f)	(37.38	)%(e)(g)
Portfolio turnover rate	112%	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

100	| www.sbhfunds.com

Segall Bryant & Hamill Smid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$9.88	$9.93		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.13	0.13		0.01
Net realized and unrealized gains/(losses) on investments	(1.49)	0.04		(0.08)
Total from investment operations	(1.36)	0.17		(0.07)

Less dividends and distributions:
Dividends from net investment income	(0.12)	(0.18)		–
Return of capital	–	(0.04)		–
Total distributions	(0.12)	(0.22)		–
Net asset value, end of period	$8.40	$9.88		$9.93

Total Return	(13.85)%	1.75%		(0.70	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$248	$252		$248

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.05%	0.95%		1.07	%(e)
Without fee waivers/reimbursements	7.29%	16.00	%(f)	34.17	%(e)(g)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.35%	1.31%		3.59	%(e)
Without fee waivers/reimbursements	(4.89)%	(13.74	)%(f)	(29.51	)%(e)(g)
Portfolio turnover rate	112%	68%		2	%(d)

(a)	Prior to April 30, 2018 known as the Westcore Smid-Cap Value Dividend Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results. tax preparation fees have not been annualized. For the purpose of the ratio, audit and

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	101

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$26.87	$27.46		$23.47	$26.87	$26.01
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.25	0.25		0.24	0.26	0.26
Net realized and unrealized gains/(losses) on investments	(3.95)	1.38		5.11	(0.68)	2.98
Total from investment operations	(3.70)	1.63		5.35	(0.42)	3.24

Less dividends and distributions:
Dividends from net investment income	(0.29)	(0.36)		(0.41)	(0.23)	(0.30)
Distributions from net realized gains	(1.60)	(1.86)		(0.95)	(2.75)	(2.08)
Total distributions	(1.89)	(2.22)		(1.36)	(2.98)	(2.38)
Net asset value, end of period	$21.28	$26.87		$27.46	$23.47	$26.87

Total Return	(14.12)%	6.02%		22.76%	(1.50)%	12.69%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$46,149	$44,442		$44,021	$51,742	$58,402

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.15%	1.17	%(c)	1.25%	1.20%	1.19%
Without fee waivers/reimbursements	1.15%	1.18%		1.28%	1.20%	1.19%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	0.96%	0.89%		0.97%	0.96%	0.95%
Without fee waivers/reimbursements	0.96%	0.88%		0.94%	0.96%	0.95%
Portfolio turnover rate	125%	94%		78%	62%	51%

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	Calculated using the average shares method.
(c)	Contractual expense limitation change from 1.25% to 1.15% effective April 30, 2017.

See Notes to Financial Statements.

102	| www.sbhfunds.com

Segall Bryant & Hamill Mid Cap Value Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$27.30	$27.81	$24.89
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.30	0.30	0.31
Net realized and unrealized gains/(losses) on investments	(4.02)	1.41	3.67
Total from investment operations	(3.72)	1.71	3.98

Less dividends and distributions:
Dividends from net investment income	(0.31)	0.36	(0.11)
Distributions from net realized gains	(1.60)	1.86	(0.95)
Total distributions	(1.91)	(2.22)	(1.06)
Net asset value, end of period	$21.67	$27.30	$27.81

Total Return	(13.97)%	6.23%	15.96	%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$36,037	$39,470	$36,355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.96%	0.98%	1.00	%(e)
Without fee waivers/reimbursements	0.96%	1.00%	1.15	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.13%	1.08%	1.67	%(e)
Without fee waivers/reimbursements	1.13%	1.06%	1.52	%(e)
Portfolio turnover rate	125%	94%	78	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Mid-Cap Value Dividend Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	103

Segall Bryant & Hamill Large Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		Year Ended December 31, 2016(b)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$6.01	$6.38		$8.96	$12.72	$15.98
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.11	0.12		0.01	(0.04)	(0.03)
Net realized and unrealized gains/(losses) on investments	(0.18)	0.93		(0.01)	0.60	1.04
Total from investment operations	(0.07)	1.05		–	0.56	1.01

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.21)		–	–	–
Distributions from net realized gains	(0.32)	(1.21)		(2.58)	(4.32)	(4.27)
Total distributions	(0.53)	(1.42)		(2.58)	(4.32)	(4.27)
Net asset value, end of period	$5.41	$6.01		$6.38	$8.96	$12.72

Total Return	(1.36)%	16.73%		(0.38)%	4.43%	6.79%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$8,131	$10,022		$12,061	$24,942	$33,954

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.89%	0.98	%(d)	1.15%	1.15%	1.11%
Without fee waivers/reimbursements	1.86%	1.76%		1.30%	1.17%	1.11%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.85%	1.82%		0.14%	(0.34)%	(0.21)%
Without fee waivers/reimbursements	0.88%	1.04%		(0.01)%	(0.36)%	(0.21)%
Portfolio turnover rate	43%	0%		112%	96%	144%

(a)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund.
(c)	Calculated using the average shares method.
(d)	Contractual expense limitation change from 1.15% to 0.89% effective April 30, 2017.

See Notes to Financial Statements.

104	| www.sbhfunds.com

Segall Bryant & Hamill Large Cap Dividend Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016(b)		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$6.12	$6.61	$9.16		$12.88	$16.10
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.13	0.13	0.03		(0.02)	0.00 (d)
Net realized and unrealized gains/(losses) on investments	(0.20)	0.97	(0.00	)(d)	0.62	1.05
Total from investment operations	(0.07)	1.10	0.03		0.60	1.05

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.38)	–		–	–
Distributions from net realized gains	(0.32)	(1.21)	(2.58)		(4.32)	(4.27)
Total distributions	(0.50)	(1.59)	(2.58)		(4.32)	(4.27)
Net asset value, end of period	$5.55	$6.12	$6.61		$9.16	$12.88

Total Return	(1.25)%	16.92%	0.01%		4.68%	6.98%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$298	$155	$546		$5,016	$6,970

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.74%	0.92%	0.91%		0.95%	0.91%
Without fee waivers/reimbursements	1.76%	1.61%	1.49%		1.28%	1.05%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.11%	1.82%	0.37%		(0.15)%	0.00%
Without fee waivers/reimbursements	1.09%	1.13%	(0.21)%		(0.48)%	(0.14)%
Portfolio turnover rate	43%	0%	112%		96%	144%

(a)	Prior to April 30, 2018 known as the Westcore Large-Cap Dividend Fund.
(b)	Prior to December 27, 2016 known as the Westcore Growth Fund.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	105

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$19.76	$15.08	$15.59		$16.71	$21.26
Income/(loss) from investment operations:
Net investment income/(loss)(b)	(0.03)	0.05	0.08		0.23	0.33
Net realized and unrealized gains/(losses) on investments	(4.40)	5.01	0.15		(0.09)	(4.34)
Total from investment operations	(4.43)	5.06	0.23		0.14	(4.01)

Less dividends and distributions:
Dividends from net investment income	(0.08)	(0.38)	(0.74)		(0.79)	(0.01)
Distributions from net realized gains	(2.58)	–	–		(0.47)	(0.53)
Total distributions	(2.66)	(0.38)	(0.74)		(1.26)	(0.54)
Net asset value, end of period	$12.67	$19.76	$15.08		$15.59	$16.71

Total Return	(22.98)%	33.64%	1.60%		1.05%	(18.82)%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$28,205	$49,979	$49,746		$100,223	$294,657

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.44%	1.44%	1.46	%(c)	1.50%	1.50%
Without fee waivers/reimbursements	1.78%	1.75%	1.77%		1.62%	1.58%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.18)%	0.27%	0.51%		1.35%	1.65%
Without fee waivers/reimbursements	(0.52)%	(0.04)%	0.20%		1.23%	1.57%
Portfolio turnover rate	57%	48%	44%		44%	40%

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	Calculated using the average shares method.
(c)	Effective April 29, 2016, a voluntary additional expense waiver reduced the ratio of expenses to average net assets from 1.50% to 1.44%.

See Notes to Financial Statements.

106	| www.sbhfunds.com

Segall Bryant & Hamill Fundamental International Small Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$20.83		$15.64	$15.76
Income/(loss) from investment operations:
Net investment income/(loss)(c)	(0.00	)(d)	0.08	0.11
Net realized and unrealized gains/(losses) on investments	(4.66)		5.22	(0.01)
Total from investment operations	(4.66)		5.30	0.10

Less dividends and distributions:
Dividends from net investment income	(0.11)		(0.11)	(0.22)
Distributions from net realized gains	(2.58)		–	–
Total distributions	(2.69)		(0.11)	(0.22)
Net asset value, end of period	$13.48		$20.83	$15.64

Total Return	(22.90)%		33.89%	0.66	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$20,266		$29,652	$20,358

Ratio of expenses to average net assets
With fee waivers/reimbursements	1.29%		1.29%	1.19	%(f)
Without fee waivers/reimbursements	1.62%		1.59%	1.65	%(f)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	(0.02)%		0.44%	1.06	%(f)
Without fee waivers/reimbursements	(0.35)%		0.14%	0.60	%(f)
Portfolio turnover rate	57%		48%	44	%(e)(g)

(a)	Prior to April 30, 2018 known as the Westcore International Small-Cap Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	107

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)		Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$11.12		$9.79	$9.45	$10.57	$10.91
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.20		0.19	0.17	0.23	0.19
Net realized and unrealized gains/(losses) on investments	(1.16)		1.70	0.63	(0.30)	0.28
Total from investment operations	(0.96)		1.89	0.80	(0.07)	0.47

Less dividends and distributions:
Dividends from net investment income	(0.19)		(0.18)	(0.18)	(0.23)	(0.19)
Distributions from net realized gains	(0.45)		(0.38)	(0.28)	(0.82)	(0.62)
Total distributions	(0.64)		(0.56)	(0.46)	(1.05)	(0.81)
Net asset value, end of period	$9.52		$11.12	$9.79	$9.45	$10.57

Total Return	(8.70)%		19.56%	8.58%	(0.56)%	4.43%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$41,887		$50,894	$44,296	$37,613	$46,432

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.99	%(d)	0.99%	0.99%	0.99%	0.99%
Without fee waivers/reimbursements	1.22%		1.20%	1.22%	1.17%	1.14%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	1.88%		1.83%	1.79%	2.19%	1.67%
Without fee waivers/reimbursements	1.65%		1.62%	1.56%	2.01%	1.52%
Portfolio turnover rate	59%		17%	61%	65%	18%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.
(d)	Contractual expense limitation change from 0.99% to 0.89% effective December 20, 2018.

See Notes to Financial Statements.

108	| www.sbhfunds.com

Segall Bryant & Hamill Global Large Cap Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016(b)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$11.04	$9.71	$9.39	$10.51	$10.85
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.23	0.20	0.20	0.25	0.21
Net realized and unrealized gains/(losses) on investments	(1.16)	1.70	0.60	(0.30)	0.28
Total from investment operations	(0.93)	1.90	0.80	(0.05)	0.49

Less dividends and distributions:
Dividends from net investment income	(0.23)	(0.19)	(0.20)	(0.25)	(0.21)
Distributions from net realized gains	(0.45)	(0.38)	(0.28)	(0.82)	(0.62)
Total distributions	(0.68)	(0.57)	(0.48)	(1.07)	(0.83)
Net asset value, end of period	$9.43	$11.04	$9.71	$9.39	$10.51

Total Return	(8.53)%	19.78%	8.63%	(0.42)%	4.66%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$2,589	$5,148	$3,466	$3,391	$4,746

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.84%	0.90%	0.81%	0.82%	0.82%
Without fee waivers/reimbursements	1.09%	1.09%	1.21%	1.05%	1.01%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.11%	1.91%	2.01%	2.38%	1.88%
Without fee waivers/reimbursements	1.86%	1.72%	1.61%	2.15%	1.69%
Portfolio turnover rate	59%	17%	61%	65%	18%

(a)	Prior to April 30, 2018 known as the Westcore Global Large-Cap Dividend Fund.
(b)	Prior to April 29, 2016 known as the Westcore Blue Chip Dividend Fund.
(c)	Calculated using the average shares method.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	109

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	For the Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.01
Net realized and unrealized gains/(losses) on investments	0.01
Total from investment operations	0.02
Net asset value, end of period	$10.02

Total Return	0.20	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$200

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.49	%(d)
Without fee waivers/reimbursements	9.96	%(d)(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.39	%(d)
Without fee waivers/reimbursements	(7.08	)%(d)(e)
Portfolio turnover rate	0	%(c)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

110	| www.sbhfunds.com

Segall Bryant & Hamill Short Term Plus Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	For the Period Ended December 31, 2018(a)
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.01
Net realized and unrealized gains/(losses) on investments	0.01
Total from investment operations	0.02
Net asset value, end of period	$10.02

Total Return	0.20	%(c)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$1,002

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40	%(d)
Without fee waivers/reimbursements	9.74	%(d)(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	2.48	%(d)
Without fee waivers/reimbursements	(6.86	)%(d)(e)
Portfolio turnover rate	0	%(c)

(a)	Commenced operations on December 17, 2018.
(b)	Calculated using the average shares method.
(c)	Total return and portfolio turnover are not annualized for periods less than one full year.
(d)	Annualized.
(e)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	111

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.71	$10.59	$10.55		$10.92	$10.71
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.33	0.34	0.33		0.31	0.34
Net realized and unrealized gains/(losses) on investments	(0.36)	0.16	0.07		(0.31)	0.28
Total from investment operations	(0.03)	0.50	0.40		–	0.62

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.37)	(0.36)		(0.34)	(0.35)
Distributions from net realized gains	(0.02)	(0.01)	(0.00	)(c)	(0.03)	(0.06)
Total distributions	(0.36)	(0.38)	(0.36)		(0.37)	(0.41)
Net asset value, end of period	$10.32	$10.71	$10.59		$10.55	$10.92

Total Return	(0.18)%	4.74%	3.82%		0.01%	5.90%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$915,824	$1,056,835	$1,066,591		$1,309,659	$1,354,837

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.55%	0.55%	0.55%		0.55%	0.55%
Without fee waivers/reimbursements	0.76%	0.77%	0.78%		0.70%	0.70%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.17%	3.15%	3.03%		2.87%	3.08%
Without fee waivers/reimbursements	2.96%	2.93%	2.80%		2.72%	2.93%
Portfolio turnover rate	59%	38%	52%		51%	62%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

112	| www.sbhfunds.com

Segall Bryant & Hamill Plus Bond Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$10.60	$10.48	$10.43		$10.79	$10.59
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.34	0.35	0.34		0.32	0.35
Net realized and unrealized gains/(losses) on investments	(0.34)	0.15	0.08		(0.29)	0.28
Total from investment operations	0.00 (c)	0.50	0.42		0.03	0.63

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.37)	(0.37)		(0.36)	(0.37)
Distributions from net realized gains	(0.02)	(0.01)	(0.00	)(c)	(0.03)	(0.06)
Total distributions	(0.37)	(0.38)	(0.37)		(0.39)	(0.43)
Net asset value, end of period	$10.23	$10.60	$10.48		$10.43	$10.79

Total Return	0.06%	4.81%	4.01%		0.23%	6.02%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$307,253	$229,912	$121,829		$108,101	$151,986

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.40%	0.40%	0.38%		0.42%	0.42%
Without fee waivers/reimbursements	0.56%	0.56%	0.56%		0.55%	0.55%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.33%	3.29%	3.20%		2.99%	3.22%
Without fee waivers/reimbursements	3.17%	3.13%	3.02%		2.86%	3.09%
Portfolio turnover rate	59%	38%	52%		51%	62%

(a)	Prior to April 30, 2018 known as the Westcore Plus Bond Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	113

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.99	$8.86	$8.23	$8.80	$8.83
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.40	0.41	0.40	0.42	0.46
Net realized and unrealized gains/(losses) on investments	(0.59)	0.13	0.63	(0.55)	(0.02)
Total from investment operations	(0.19)	0.54	1.03	(0.13)	0.44

Less dividends and distributions:
Dividends from net investment income	(0.40)	(0.41)	(0.40)	(0.44)	(0.47)
Total distributions	(0.40)	(0.41)	(0.40)	(0.44)	(0.47)

Paid-in capital from redemption fees	–	–	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.40	$8.99	$8.86	$8.23	$8.80

Total Return	(2.19)%	6.18%	12.75%	(1.64)%	5.01%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$43,045	$58,486	$56,997	$46,725	$59,734

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.85%	0.85%	0.85%	0.85%	0.85%
Without fee waivers/reimbursements	0.99%	0.98%	0.95%	0.98%	0.88%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.52%	4.52%	4.63%	4.86%	5.16%
Without fee waivers/reimbursements	4.38%	4.39%	4.53%	4.73%	5.13%
Portfolio turnover rate	21%	37%	47%	37%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

114	| www.sbhfunds.com

Segall Bryant & Hamill Quality High Yield Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$8.88	$8.75	$8.12	$8.68	$8.71
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.40	0.42	0.41	0.43	0.47
Net realized and unrealized gains/(losses) on investments	(0.58)	0.13	0.62	(0.55)	(0.02)
Total from investment operations	(0.18)	0.55	1.03	(0.12)	0.45

Less dividends and distributions:
Dividends from net investment income	(0.41)	(0.42)	(0.41)	(0.44)	(0.48)
Total distributions	(0.41)	(0.42)	(0.41)	(0.44)	(0.48)

Paid-in capital from redemption fees	–	–	0.01	0.00 (c)	0.00 (c)
Net asset value, end of period	$8.29	$8.88	$8.75	$8.12	$8.68

Total Return	(2.12)%	6.35%	13.10%	(1.51)%	5.21%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$12,962	$20,734	$18,488	$11,435	$5,135

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.69%	0.68%	0.63%	0.72%	0.67%
Without fee waivers/reimbursements	0.81%	0.78%	0.84%	1.03%	1.04%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	4.68%	4.67%	4.85%	5.06%	5.36%
Without fee waivers/reimbursements	4.56%	4.57%	4.64%	4.75%	4.99%
Portfolio turnover rate	21%	37%	47%	37%	37%

(a)	Prior to April 30, 2018 known as the Westcore Flexible Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and $(0.005) per share.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	115

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.61	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.35	0.32		0.00	(d)
Net realized and unrealized gains/(losses) on investments	(0.23)	0.53		0.15
Total from investment operations	0.12	0.85		0.15

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.31)		–
Distributions from net realized gains	(0.01)	(0.08)		–
Total distributions	(0.35)	(0.39)		–
Net asset value, end of period	$10.38	$10.61		$10.15

Total Return	1.23%	8.44%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$6,405	$2,709		$406

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%		0.65	%(f)
Without fee waivers/reimbursements	1.09%	3.09	%(g)	19.11	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.40%	2.99%		1.05	%(f)
Without fee waivers/reimbursements	2.96%	0.55	%(g)	(17.41	)%(f)(h)
Portfolio turnover rate	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

116	| www.sbhfunds.com

Segall Bryant & Hamill Municipal Opportunities Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017		For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$10.62	$10.15		$10.00
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.37	0.34		0.00	(d)
Net realized and unrealized gains/(losses) on investments	(0.23)	0.53		0.15
Total from investment operations	0.14	0.87		0.15

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.32)		–
Distributions from net realized gains	(0.01)	(0.08)		–
Total distributions	(0.37)	(0.40)		–
Net asset value, end of period	$10.39	$10.62		$10.15

Total Return	1.36%	8.68%		1.50	%(e)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$35,204	$21,371		$355

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.40%		0.61	%(f)
Without fee waivers/reimbursements	0.91%	2.29	%(g)	19.48	%(f)(h)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.51%	3.24%		1.08	%(f)
Without fee waivers/reimbursements	3.10%	1.35	%(g)	(17.79	)%(f)(h)
Portfolio turnover rate	188%	284%		0	%(e)

(a)	Prior to April 30, 2018 known as the Westcore Municipal Opportunities Fund.
(b)	Commenced operations on December 19, 2016.
(c)	Calculated using the average shares method.
(d)	Less than $0.005 and $(0.005) per share.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Ratios before fee waivers for start up periods may not be representative of long term operating results.
(h)	Ratios before fee waivers for start up periods may not be representative of long term operating results. For the purpose of the ratio, audit and tax preparation fees have not been annualized.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	117

Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Retail	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net asset value, beginning of period	$11.58	$11.32	$11.66	$11.63	$11.16
Income/(loss) from investment operations:
Net investment income/(loss)(b)	0.35	0.32	0.31	0.32	0.33
Net realized and unrealized gains/(losses) on investments	(0.28)	0.26	(0.31)	0.02	0.47
Total from investment operations	0.07	0.58	–	0.34	0.80

Less dividends and distributions:
Dividends from net investment income	(0.35)	(0.32)	(0.31)	(0.31)	(0.33)
Distributions from net realized gains	–	–	(0.03)	–	–
Total distributions	(0.35)	(0.32)	(0.34)	(0.31)	(0.33)
Net asset value, end of period	$11.30	$11.58	$11.32	$11.66	$11.63

Total Return	0.60%	5.21%	(0.07)%	3.02%	7.23%

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$176,020	$193,426	$196,237	$192,920	$158,972

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.65%	0.65%	0.65%	0.65%	0.65%
Without fee waivers/reimbursements	0.82%	0.82%	0.84%	0.77%	0.77%
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.05%	2.80%	2.62%	2.73%	2.87%
Without fee waivers/reimbursements	2.88%	2.63%	2.43%	2.61%	2.75%
Portfolio turnover rate	47%	64%	47%	30%	13%

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	Calculated using the average shares method.

See Notes to Financial Statements.

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Segall Bryant & Hamill Colorado Tax Free Fund	Financial Highlights

For a Share Outstanding Throughout the Years Presented

Institutional	Year Ended December 31, 2018(a)	Year Ended December 31, 2017	For the Period Ended December 31, 2016(b)
Net asset value, beginning of period	$11.61	$11.34	$11.79
Income/(loss) from investment operations:
Net investment income/(loss)(c)	0.36	0.34	0.22
Net realized and unrealized gains/(losses) on investments	(0.28)	0.26	(0.44)
Total from investment operations	0.08	0.60	(0.22)

Less dividends and distributions:
Dividends from net investment income	(0.36)	(0.33)	(0.20)
Distributions from net realized gains	–	–	(0.03)
Total distributions	(0.36)	(0.33)	(0.23)
Net asset value, end of period	$11.33	$11.61	$11.34

Total Return	0.73%	5.34%	(1.93	)%(d)

Ratios and Supplemental Data
Net assets, end of period (in 000s)	$96,615	$79,263	$29,557

Ratio of expenses to average net assets
With fee waivers/reimbursements	0.50%	0.50%	0.49	%(e)
Without fee waivers/reimbursements	0.63%	0.64%	0.68	%(e)
Ratio of net investment income/(loss) to average net assets
With fee waivers/reimbursements	3.20%	2.96%	2.81	%(e)
Without fee waivers/reimbursements	3.07%	2.82%	2.62	%(e)
Portfolio turnover rate	47%	64%	47	%(d)(f)

(a)	Prior to April 30, 2018 known as the Westcore Colorado Tax-Exempt Fund.
(b)	The Fund added an institutional share class on April 29, 2016.
(c)	Calculated using the average shares method.
(d)	Total return and portfolio turnover are not annualized for periods less than one full year.
(e)	Annualized.
(f)	Porfolio turnover rate is calculated at the fund level and represents the year ended December 31, 2016.

See Notes to Financial Statements.

Annual Report | December 31, 2018 |	119

Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

1. ORGANIZATION

Segall Bryant & Hamill Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Short Term Plus Fund (fund incepted December 14, 2018), Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. All of the Funds offer Retail Class shares. All of the Funds also offer Institutional Class shares except Segall Bryant & Hamill Micro Cap Fund. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes. The following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the bid price.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a fair value determined by an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, having a remaining maturity of greater than 60 days, are typically valued at the evaluated prices formulated by an independent pricing service.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Segall Bryant & Hamill Colorado Tax Free Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2018, all Funds were primarily invested in securities traded on U.S. exchanges, except Segall Bryant & Hamill Fundamental International Small Cap Fund and Segall Bryant & Hamill Global Large Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Country Risk – As of December 31, 2018, the Segall Bryant & Hamill Global Large Cap Fund invested a significant percentage of its assets in Switzerland and the Segall Bryant & Hamill Fundamental International Small Cap Fund invested a significant percentage of its assets in Australia and Japan. Therefore, they may be more affected by economic developments and currency fluctuations in these countries.

Sector Concentration Risk – The Funds may concentrate investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Offering Costs – The Segall Bryant and Hamill Short Term Plus Fund incurred offering costs which are being amortized over the first twelve months from the commencement date of the Fund, December 17, 2018. Offering costs include fees for preparing and printing initial prospectuses, legal and registration fees. Amounts amortized in the year ended December 31, 2018 are shown on the Fund’s Statement of Operations.

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions.

Security Transactions and Related Investment Income – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

Annual Report | December 31, 2018 |	121

Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2018, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Segall Bryant & Hamill Micro Cap Fund
Retail:
Shares Sold	180,668	200,441
Shares Issued in Reinvestment of Distributions	187,161	113,534
Total	367,829	313,975
Less Shares Redeemed	(758,109)	(215,975)
Net Increase/(Decrease)	(390,280)	98,000
Segall Bryant & Hamill Small Cap Value Dividend Fund
Retail:
Shares Sold	399,542	719,223
Shares Issued in Reinvestment of Distributions	284,097	629,576
Total	683,639	1,348,799
Less Shares Redeemed	(4,283,531)	(2,313,422)
Net Increase/(Decrease)	(3,599,892)	(964,623)
Institutional:
Shares Sold	2,923,518	3,263,324
Shares Issued in Reinvestment of Distributions	1,049,152	1,533,895
Total	3,972,670	4,797,219
Less Shares Redeemed	(6,104,415)	(4,556,294)
Net Increase/(Decrease)	(2,131,745)	240,925
Segall Bryant & Hamill Small Cap Growth Fund
Retail:
Shares Sold	107,855	4,551
Shares Issued in Reinvestment of Distributions	36,555	5,450
Total	144,410	10,001
Less Shares Redeemed	(62,942)	(5,147)
Net Increase/(Decrease)	81,468	4,854
Institutional:
Shares Sold	223,489	40,737
Shares Issued in connection with Fund Reorganization	5,912,534	–
Shares Issued in Reinvestment of Distributions	46,982	26,728
Total	6,183,005	67,465
Less Shares Redeemed	(465,984)	(14,923)
Net Increase/(Decrease)	5,717,021	52,542
Segall Bryant & Hamill Smid Cap Value Dividend Fund
Retail:
Shares Sold	34,777	46,414
Shares Issued in Reinvestment of Distributions	801	832
Total	35,578	47,246
Less Shares Redeemed	(19,414)	(2,490)
Net Increase/(Decrease)	16,164	44,756
Institutional:
Shares Sold	3,644	–
Shares Issued in Reinvestment of Distributions	389	561
Total	4,033	561
Less Shares Redeemed	(49)	–
Net Increase/(Decrease)	3,984	561

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Segall Bryant & Hamill Mid Cap Value Dividend Fund
Retail:
Shares Sold	236,220	811,302
Shares Issued in connection with Fund Reorganization	1,010,523	–
Shares Issued in Reinvestment of Distributions	94,580	128,793
Total	1,341,323	940,095
Less Shares Redeemed	(826,451)	(889,282)
Net Increase/(Decrease)	514,872	50,813
Institutional:
Shares Sold	409,146	226,780
Shares Issued in connection with Fund Reorganization	72,944	–
Shares Issued in Reinvestment of Distributions	128,832	108,397
Total	610,922	335,177
Less Shares Redeemed	(393,920)	(196,537)
Net Increase/(Decrease)	217,002	138,640
Segall Bryant & Hamill Large Cap Dividend Fund
Retail:
Shares Sold	61,661	56,463
Shares Issued in Reinvestment of Distributions	131,727	325,198
Total	193,388	381,661
Less Shares Redeemed	(356,485)	(604,523)
Net Increase/(Decrease)	(163,097)	(222,862)
Institutional:
Shares Sold	30,703	–
Shares Issued in Reinvestment of Distributions	4,269	6,802
Total	34,972	6,802
Less Shares Redeemed	(6,580)	(64,062)
Net Increase/(Decrease)	28,392	(57,260)
Segall Bryant & Hamill Fundamental International Small Cap Fund
Retail:
Shares Sold	261,376	338,192
Shares Issued in Reinvestment of Distributions	391,757	48,425
Total	653,133	386,617
Less Shares Redeemed	(956,149)	(1,155,965)
Net Increase/(Decrease)	(303,016)	(769,348)
Institutional:
Shares Sold	377,304	389,041
Shares Issued in Reinvestment of Distributions	247,771	7,445
Total	625,075	396,486
Less Shares Redeemed	(545,741)	(274,001)
Net Increase/(Decrease)	79,334	122,485

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Segall Bryant & Hamill Global Large Cap Fund
Retail:
Shares Sold	178,745	495,830
Shares Issued in Reinvestment of Distributions	261,490	214,049
Total	440,235	709,879
Less Shares Redeemed	(617,076)	(660,164)
Net Increase/(Decrease)	(176,841)	49,715
Institutional:
Shares Sold	169,455	216,341
Shares Issued in Reinvestment of Distributions	19,706	22,487
Total	189,161	238,828
Less Shares Redeemed	(380,764)	(129,420)
Net Increase/(Decrease)	(191,603)	109,408
Segall Bryant & Hamill Short Term Plus Fund(a)
Retail:
Shares Sold	20,000	–
Shares Issued in Reinvestment of Distributions	–	–
Total	20,000	–
Less Shares Redeemed	–	–
Net Increase/(Decrease)	20,000	–
Institutional:
Shares Sold	100,000	–
Shares Issued in Reinvestment of Distributions	–	–
Total	100,000	–
Less Shares Redeemed	–	–
Net Increase/(Decrease)	100,000	–
Segall Bryant & Hamill Plus Bond Fund
Retail:
Shares Sold	16,750,119	21,107,846
Shares Issued in Reinvestment of Distributions	3,246,431	3,339,106
Total	19,996,550	24,446,952
Less Shares Redeemed	(29,985,799)	(26,433,527)
Net Increase/(Decrease)	(9,989,249)	(1,986,575)
Institutional:
Shares Sold	15,140,957	13,266,627
Shares Issued in Reinvestment of Distributions	992,547	593,785
Total	16,133,504	13,860,412
Less Shares Redeemed	(7,782,694)	(3,799,111)
Net Increase/(Decrease)	8,350,810	10,061,301

(a)	Commenced operations on December 17, 2018.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Segall Bryant & Hamill Quality High Yield Fund
Retail:
Shares Sold	529,562	1,410,770
Shares Issued in Reinvestment of Distributions	250,765	287,263
Total	780,327	1,698,033
Less Shares Redeemed	(2,159,820)	(1,626,399)
Net Increase/(Decrease)	(1,379,493)	71,634
Institutional:
Shares Sold	794,178	1,071,917
Shares Issued in Reinvestment of Distributions	100,946	99,736
Total	895,124	1,171,653
Less Shares Redeemed	(1,667,578)	(950,126)
Net Increase/(Decrease)	(772,454)	221,527
Segall Bryant & Hamill Municipal Opportunities Fund
Retail:
Shares Sold	538,036	221,234
Shares Issued in Reinvestment of Distributions	14,242	5,954
Total	552,278	227,188
Less Shares Redeemed	(190,697)	(11,779)
Net Increase/(Decrease)	361,581	215,409
Institutional:
Shares Sold	2,414,083	1,994,135
Shares Issued in Reinvestment of Distributions	99,680	22,577
Total	2,513,763	2,016,712
Less Shares Redeemed	(1,139,929)	(38,416)
Net Increase/(Decrease)	1,373,834	1,978,296
Segall Bryant & Hamill Colorado Tax Free Fund
Retail:
Shares Sold	3,767,244	4,120,193
Shares Issued in Reinvestment of Distributions	465,791	442,889
Total	4,233,035	4,563,082
Less Shares Redeemed	(5,360,903)	(5,193,483)
Net Increase/(Decrease)	(1,127,868)	(630,401)
Institutional:
Shares Sold	4,156,610	5,011,842
Shares Issued in Reinvestment of Distributions	231,330	107,263
Total	4,387,940	5,119,105
Less Shares Redeemed	(2,689,949)	(897,974)
Net Increase/(Decrease)	1,697,991	4,221,131

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

4. TAX BASIS DISTRIBUTIONS AND TAX BASIS INFORMATION

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term.

Capital loss carryovers used during the year ended December 31, 2018 were as follows:

Fund	Amount
Segall Bryant & Hamill Smid Cap Value Dividend Fund	$5,030
Segall Bryant & Hamill Mid Cap Value Dividend Fund	15,606
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,693,231
Segall Bryant & Hamill Quality High Yield Fund	50,308

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of December 31, 2018, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term		Long-Term
Segall Bryant & Hamill Small Cap Growth Fund	$76,427,912	*	$–
Segall Bryant & Hamill Smid Cap Value Dividend Fund	7,992		–
Segall Bryant & Hamill Mid Cap Value Dividend Fund	723,678	**	–
Segall Bryant & Hamill Plus Bond Fund	3,285,324		–
Segall Bryant & Hamill Quality High Yield Fund	149,378		8,744,232
Segall Bryant & Hamill Municipal Opportunities Fund	105,695		–
Segall Bryant & Hamill Colorado Tax Free Fund	954,350		77,276

* Segall Bryant & Hamill Small Cap Growth Fund carried forward includes $76,427,912 brought over from Segall Bryant & Hamill Small Cap Growth Fund II after the funds merger.

** Segall Bryant & Hamill Mid Cap Value Dividend Fund carried forward includes $739,284 brought over from Segall Bryant & Hamill Small Mid Cap Value Dividend Fund II after the funds merger.

Segall Bryant & Hamill Mid Cap Value Dividend Fund II was merged into Segall Bryant & Hamill Mid Cap Value Dividend Fund as of December 21, 2018 (see Note 11). At the time of the merger, Segall Bryant & Hamill Mid Cap Value Dividend Fund II had capital loss carryovers available to offset futures gains of Segall Bryant & Hamill Mid Cap Value Dividend Fund. These carryovers are annually limited to $569,601 plus any unused limitations from prior years.

Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

Fund	Capital Loss Deferrals
Segall Bryant & Hamill Micro Cap Fund	$252,749
Segall Bryant & Hamill Small Cap Growth Fund	66,073
Segall Bryant & Hamill Smid Cap Value Dividend Fund	20,229
Segall Bryant & Hamill Fundamental International Small Cap Fund	961,016
Segall Bryant & Hamill Global Large Cap Fund	140,371
Segall Bryant & Hamill Plus Bond Fund	1,278,967
Segall Bryant & Hamill Quality High Yield Fund	564,980
Segall Bryant & Hamill Municipal Opportunities Fund	133,571
Segall Bryant & Hamill Colorado Tax Free Fund	371,435

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2018, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

Fund	Paid-in Capital	Total Accumulated Earnings/(Deficit)
Segall Bryant & Hamill Micro Cap Fund	$927,873	$(927,873)
Segall Bryant & Hamill Small Cap Value Dividend Fund	–	–
Segall Bryant & Hamill Small Cap Growth Fund	76,578,936	(76,578,936)
Segall Bryant & Hamill Smid Cap Value Dividend Fund	(64)	64
Segall Bryant & Hamill Mid Cap Value Dividend Fund	947,027	(947,027)
Segall Bryant & Hamill Large Cap Dividend Fund	(131,973)	131,973
Segall Bryant & Hamill Fundamental International Small Cap Fund	–	–
Segall Bryant & Hamill Global Large Cap Fund	–	–
Segall Bryant & Hamill Short Term Plus Fund	(21)	21
Segall Bryant & Hamill Plus Bond Fund	1	(1)
Segall Bryant & Hamill Quality High Yield Fund	(1,065,420)	1,065,420
Segall Bryant & Hamill Municipal Opportunities Fund	–	–
Segall Bryant & Hamill Colorado Tax Free Fund	(166)	166

The reclassifications were primarily a result of capital loss expirations, tax equalization, fund mergers, book/tax distribution reclassifications and certain other investments.

Distributions – Distributions of net investment income, if any, are generally made annually for the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, and Segall Bryant & Hamill Fundamental International Small Cap Fund; monthly for the Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund and quarterly for the Segall Bryant & Hamill Large Cap Dividend Fund and Segall Bryant & Hamill Global Large Cap Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of the distributions paid during the year ended December 31, 2018 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$299,360	$1,528,775	$–	–
Segall Bryant & Hamill Small Cap Value Dividend Fund	1,503,167	10,474,936	–	–
Segall Bryant & Hamill Small Cap Growth Fund	227,976	736,529	44,382	–
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10,522	–	–	–
Segall Bryant & Hamill Mid Cap Value Dividend Fund	803,262	4,296,753	–	–
Segall Bryant & Hamill Large Cap Dividend Fund	355,963	419,915	–	–
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,991,038	6,785,232	–	–
Segall Bryant & Hamill Global Large Cap Fund	944,042	2,074,016	–	–
Segall Bryant & Hamill Short Term Plus Fund	–	–	–	–
Segall Bryant & Hamill Plus Bond Fund	41,831,053	2,630,319	–	–
Segall Bryant & Hamill Quality High Yield Fund	3,152,324	–	–	–
Segall Bryant & Hamill Municipal Opportunities Fund	304,550	–	–	956,515
Segall Bryant & Hamill Colorado Tax Free Fund	702,757	–	–	8,013,743

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

The tax character of the distributions paid during the year ended December 31, 2017 were as follows:

Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax-Exempt Income
Segall Bryant & Hamill Micro Cap Fund	$493,440	$1,486,696	$–	–
Segall Bryant & Hamill Small Cap Value Dividend Fund	2,783,017	22,752,403	–	–
Segall Bryant & Hamill Small Cap Growth Fund	15,653	397,662	–	–
Segall Bryant & Hamill Smid Cap Value Dividend Fund	10,243	–	4,265	–
Segall Bryant & Hamill Mid Cap Value Dividend Fund	2,206,409	4,229,996	–	–
Segall Bryant & Hamill Large Cap Dividend Fund	468,466	1,561,647	–	–
Segall Bryant & Hamill Fundamental International Small Cap Fund	1,100,738	–	–	–
Segall Bryant & Hamill Global Large Cap Fund	1,139,009	1,638,163	–	–
Segall Bryant & Hamill Short Term Plus Fund	–	–	–	–
Segall Bryant & Hamill Plus Bond Fund	41,975,739	883,781	–	–
Segall Bryant & Hamill Quality High Yield Fund	3,592,095	–	–	–
Segall Bryant & Hamill Municipal Opportunities Fund	140,897	–	–	165,471
Segall Bryant & Hamill Colorado Tax Free Fund	596,885	–	–	6,301,493

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

	Segall Bryant & Hamill Micro Cap Fund	Segall Bryant & Hamill Small Cap Value Dividend Fund	Segall Bryant & Hamill Small Cap Growth Fund	Segall Bryant & Hamill Smid Cap Value Dividend Fund	Segall Bryant & Hamill Mid Cap Value Dividend Fund	Segall Bryant & Hamill Fundamental International Small Cap Fund	Segall Bryant & Hamill Global Large Cap Fund
Undistributed ordinary income	$–	$–	$–	$–	$6,199	$–	$98,784
Accumulated capital gains/(losses)	(252,749)	1,125,397	(76,493,985)	(28,221)	(723,678)	(961,016)	(140,371)
Net unrealized appreciation/(depreciation) on investments	(13,306)	(1,883,961)	4,130,392	(121,484)	(1,128,226)	(1,034,884)	5,032,184
Other cumulative effect of timing differences	(404)	2,471	(18,543)	571	(173,862)	(400,802)	(27,849)
Total distributable earnings	$(266,459)	$(756,093)	$(72,382,136)	$(149,134)	$(2,019,567)	$(2,396,702)	$4,962,748

	Segall Bryant & Hamill Large Cap Dividend Fund	Segall Bryant & Hamill Short Term Plus Fund	Segall Bryant & Hamill Plus Bond Fund	Segall Bryant & Hamill Quality High Yield Fund	Segall Bryant & Hamill Municipal Opportunities Fund	Segall Bryant & Hamill Colorado Tax Free Fund
Undistributed ordinary income	$–	$1,237	$337,765	$–	$13,065	$18,907
Accumulated capital losses	–	–	(4,564,291)	(9,458,590)	(239,266)	(1,403,061)
Net unrealized appreciation/(depreciation) on investments	623,979	1,203	(14,410,388)	(2,581,501)	(269,297)	(2,226,524)
Other cumulative effect of timing differences	(29,326)	–	(226,187)	(29,397)	–	(26,892)
Total distributable earnings	$594,653	$2,440	$(18,863,101)	$(12,069,488)	$(495,498)	$(3,637,570)

The effect of other timing differences is primarily related to deferred Trustee compensation and deferred dividends.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

As of December 31, 2018, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
Segall Bryant & Hamill Micro Cap Fund	$327,269	$(340,575)	$–	$(13,306)	$3,905,808
Segall Bryant & Hamill Small Cap Value Dividend Fund	8,184,912	(10,068,867)	(6)	(1,883,961)	90,171,658
Segall Bryant & Hamill Small Cap Growth Fund	10,088,442	(5,958,050)	–	4,130,392	60,519,086
Segall Bryant & Hamill Smid Cap Value Dividend Fund	19,179	(140,663)	–	(121,484)	990,543
Segall Bryant & Hamill Mid Cap Value Dividend Fund	7,277,738	(8,405,741)	(223)	(1,128,226)	81,581,293
Segall Bryant & Hamill Large Cap Dividend Fund	1,054,232	(430,253)	–	623,979	7,808,585
Segall Bryant & Hamill Fundamental International Small Cap Fund	9,215,813	(10,220,353)	(30,344)	(1,034,884)	49,717,703
Segall Bryant & Hamill Global Large Cap Fund	5,949,136	(916,333)	(619)	5,032,184	38,937,377
Segall Bryant & Hamill Short Term Plus Fund	1,356	(153)	–	1,203	1,306,960
Segall Bryant & Hamill Plus Bond Fund	12,310,117	(26,720,505)	–	(14,410,388)	1,243,052,600
Segall Bryant & Hamill Quality High Yield Fund	446,613	(3,028,114)	–	(2,581,501)	57,721,188
Segall Bryant & Hamill Municipal Opportunities Fund	110,704	(380,001)	–	(269,297)	43,840,967
Segall Bryant & Hamill Colorado Tax Free Fund	1,541,036	(3,767,560)	–	(2,226,524)	270,676,650

The difference between book and tax basis unrealized appreciation is attributable primarily due to wash sales, passive foreign investment companies and tax treatment of certain other investments.

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

Effective April 30, 2018, Segall Bryant & Hamill, LLC (the “Adviser”) completed its acquisition of Denver Investments Advisors LLC., the adviser to the Trust. The Advisory agreement has been approved by the Trust’s Board of Trustees. Fees and reimbursements to and from the advisor were unchanged from January 1, 2018 through April 2018 when the Trust Adviser was Denver Investment Advisors LLC.

Pursuant to its advisory agreement with the Trust, Segall Bryant & Hamill, LLC is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Segall Bryant & Hamill Micro Cap Fund	1.00%
Segall Bryant & Hamill Small Cap Value Dividend Fund	1.00%
Segall Bryant & Hamill Small Cap Growth Fund	0.65%*
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.80%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.65%
Segall Bryant & Hamill Large Cap Dividend Fund	0.65%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.20%
Segall Bryant & Hamill Global Large Cap Fund	0.65%
Segall Bryant & Hamill Short Term Plus Fund	0.25%
Segall Bryant & Hamill Plus Bond Fund	0.35%
Segall Bryant & Hamill Quality High Yield Fund	0.45%
Segall Bryant & Hamill Municipal Opportunities Fund	0.40%
Segall Bryant & Hamill Colorado Tax Free Fund	0.40%

*	Prior to December 22, 2018, the advisory fee was 1.00%.

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and the Adviser are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. The Adviser receives a portion that is calculated based on 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed in the Statement of Operations.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Funds’ transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Segall Bryant & Hamill, LLC as Adviser and Co-Administrator has contractually agreed, during the year ended December 31, 2018 and until at least April 30, 2020, that the Net Annual Fund Operating Expenses for the following shares of the Funds will not exceed the amounts shown in the table below.

Segall Bryant & Hamill Micro Cap Fund – Retail Class	1.30%
Segall Bryant & Hamill Small Cap Value Dividend Fund – Retail Class	1.30%
Segall Bryant & Hamill Small Cap Growth Fund – Retail Class	1.14	%*
Segall Bryant & Hamill Smid Cap Value Dividend Fund – Retail Class	1.20%
Segall Bryant & Hamill Mid Cap Value Dividend Fund – Retail Class	1.15%
Segall Bryant & Hamill Large Cap Dividend Fund – Retail Class	0.89%
Segall Bryant & Hamill Fundamental International Small Cap Fund – Retail Class	1.50	%**
Segall Bryant & Hamill Global Large Cap Fund – Retail Class	0.89	%***
Segall Bryant & Hamill Short Term Plus Bond Fund – Retail Class	0.49%
Segall Bryant & Hamill Plus Bond Fund – Retail Class	0.55%
Segall Bryant & Hamill Quality High Yield Fund – Retail Class	0.85%
Segall Bryant & Hamill Municipal Opportunities Fund – Retail Class	0.65%
Segall Bryant & Hamill Colorado Tax Free Fund – Retail Class	0.65%

*	Prior to December 20, 2018, the expense cap for Segall Bryant & Hamill Small Cap Growth Fund was 1.24%.
**	The Adviser has also agreed to voluntarily waive a portion of the investment advisory and/or administration fees and/or reimburse additional Trust expenses so that the ratio of expenses to average net assets of the Segall Bryant & Hamill Fundamental International Small Cap Fund (the “Fund”) Retail Class of the Trust as reported in the Funds’ Financial Highlights do not exceed 1.44%. The Adviser may discontinue this voluntary waiver at any time upon notice to the Trust.
***	Prior to December 20, 2018, the expense cap for Segall Bryant & Hamill Global Large Cap Fund was 0.99%.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

The Adviser has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses during the year ended December 31, 2018 and until at least April 30, 2020. Adviser reimbursements are paid monthly in arrears. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be waived/reimbursed in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to waive/reimburse such that the excess equals 15 basis points. Without such fee waivers, for the year ended December 31, 2018, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Segall Bryant & Hamill Small Cap Value Dividend Fund	1.29%
Segall Bryant & Hamill Small Cap Growth Fund	2.26%
Segall Bryant & Hamill Smid Cap Value Dividend Fund	7.29%
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.96%
Segall Bryant & Hamill Large Cap Dividend Fund	1.76%
Segall Bryant & Hamill Fundamental International Small Cap Fund	1.62%
Segall Bryant & Hamill Global Large Cap Fund	1.09%
Segall Bryant & Hamill Short Term Plus Fund	9.74%
Segall Bryant & Hamill Plus Bond Fund	0.56%
Segall Bryant & Hamill Quality High Yield Fund	0.81%
Segall Bryant & Hamill Municipal Opportunities Fund	0.91%
Segall Bryant & Hamill Colorado Tax Free Fund	0.63%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of the Adviser. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, Trustee fees are paid and invested directly into shares of the Funds elected by the Trustees in the Deferral Plan. There is no future liability related to the balance in the Deferral Plan as such amounts are paid directly out of the respective capital accounts of the elected Funds. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the elected funds. The balance in the Deferral Plan as of December 31, 2018 is $560,844.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuation measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

The three-tier hierarchy is summarized as follows:

1)	Level 1 – Unadjusted Quoted Prices in active markets for identical investments
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2018 in valuing the Funds’ assets:

Segall Bryant & Hamill Micro Cap Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$3,858,504	$–	$–	$3,858,504
Money Market Mutual Funds	33,998	–	–	33,998
Total	$3,892,502	$–	$–	$3,892,502

Segall Bryant & Hamill Small Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$87,676,467	$–	$–	$87,676,467
Money Market Mutual Funds	611,236	–	–	611,236
Total	$88,287,703	$–	$–	$88,287,703

Segall Bryant & Hamill Small Cap Growth Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$63,525,307	$–	$–	$63,525,307
Money Market Mutual Funds	1,124,171	–	–	1,124,171
Total	$64,649,478	$–	$–	$64,649,478

Segall Bryant & Hamill Smid Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$857,879	$–	$–	$857,879
Money Market Mutual Funds	11,180	–	–	11,180
Total	$869,059	$–	$–	$869,059

Segall Bryant & Hamill Mid Cap Value Dividend Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$80,453,290	$–	$–	$80,453,290
Total	$80,453,290	$–	$–	$80,453,290

Segall Bryant & Hamill Large Cap Dividend Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$8,334,217	$–	$–	$8,334,217
Money Market Mutual Funds	98,347	–	–	98,347
Total	$8,432,564	$–	$–	$8,432,564

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Segall Bryant & Hamill Fundamental International Small Cap Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Communication Services	$6,190,435	$1,340,041	–	$7,530,476
Other	40,493,958	–	–	40,493,958
Money Market Mutual Funds	293,068	–	–	293,068
Total	$46,684,393	$1,340,041	$–	$48,317,502

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$466,174	$–	$466,174
Liabilities
Forward Foreign Currency Contracts	–	(70,513)	–	(70,513)
Total	$–	$395,661	$–	$395,661

Segall Bryant & Hamill Global Large Cap Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$43,970,180	$–	$–	$43,970,180
Total	$43,970,180	$–	$–	$43,970,180

Segall Bryant & Hamill Short Term Plus Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$995,991	$–	$995,991
Government Related	–	19,063	–	19,063
Asset Backed Securities	–	39,711	–	39,711
U.S. Treasury Bonds & Notes	–	59,721	–	59,721
Money Market Mutual Funds	193,677	–	–	193,677
Total	$193,677	$1,114,486	$–	$1,308,163

Segall Bryant & Hamill Plus Bond Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Preferred Stocks	$–	$1,106,406	$–	$1,106,406
Corporate Bonds	–	503,837,509	–	503,837,509
Municipal Bonds	–	80,380,871	–	80,380,871
Asset Backed Securities	–	66,678,517	–	66,678,517
Commercial Mortgage-Backed Securities	–	24,140,024	3,221,765	27,361,789
Mortgage-Backed Securities Passthrough	–	327,497,595	–	327,497,595
Residential Mortgage-Backed Securities	–	23,520,011	–	23,520,011
U.S. Treasury Bonds & Notes	–	178,996,655	–	178,996,655
Money Market Mutual Funds	19,262,859	–	–	19,262,859
Total	$19,262,859	$1,206,157,588	$3,221,765	$1,228,642,212

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Segall Bryant & Hamill Quality High Yield Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$51,885,921	$–	$51,885,921
Commercial Mortgage-Backed Securities	–	1,993,075	1,260,691	3,253,766
Total	$–	$53,878,996	$1,260,691	$55,139,687

Segall Bryant & Hamill Municipal Opportunities Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds	$–	$330,184	$–	$330,184
Municipal Bonds	–	39,255,552	–	39,255,552
Money Market Mutual Funds	3,243,233	–	–	3,243,233
Short Term Investments	–	742,701	–	742,701
Total	$3,243,233	$40,328,437	$–	$43,571,670

Segall Bryant & Hamill Colorado Tax Free Fund

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$266,173,773	$–	$266,173,773
Money Market Mutual Funds	2,274,518	–	–	2,274,518
Short Term Investments	–	1,835	–	1,835
Total	$2,274,518	$266,175,608	$–	$268,450,126

*	For detailed Industry descriptions, see the accompanying Statements of Investments.

**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

For liabilities arising from overdrafts in the custody account, the carrying amount reported in the Statement of Assets and Liabilities approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2018, the liability related to custody overdrafts in the Segall Bryant & Hamill Mid Cap Value Dividend Fund, the Segall Bryant & Hamill Fundamental International Small Cap Fund, the Segall Bryant & Hamill Global Large Cap Fund and the Segall Bryant & Hamill Quality High Yield Fund are based on Level 2 inputs.

There were no significant Level 3 securities held in any of the Funds, except Segall Bryant & Hamill Quality High Yield Fund and, Segall Bryant & Hamill Plus Bond Fund as of December 31, 2018.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Segall Bryant & Hamill Plus Bond Fund

Asset Type	Balance as of December 31, 2017	Accured Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018
Commercial Mortgage- Backed Securities	$3,630,062	$23,796	$–	$25,074	$(145,647)	$–	$(311,520)	$–	$–	$3,221,765	$(145,647)
	$3,630,062	$23,796	$–	$25,074	$(145,647)	$–	$(311,520)	$–	$–	$3,221,765	$(145,647)

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Segall Bryant & Hamill Quality High Yield Fund

Asset Type	Balance as of December 31, 2017	Accured Discount/ premium	Stock Merger	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Paydowns	Transfer into Level 3	Transfer Out of Level 3	Balance as of December 31, 2018	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at December 31, 2018
Common Stocks	$147,436	$–	$(119,773)	$–	$(27,663)	$–	$–	$–	$–	$–	$–
Commercial Mortgage-Backed Securities	1,420,459	9,311	–	9,812	(56,993)	–	(121,898)	–	$–	$1,260,691	$(56,993)
	$1,567,895	$9,311	$(119,773)	$9,812	$(84,656)	$–	$(121,898)	$–	$–	$1,260,691	$(56,993)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued  based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or the Adviser believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. The Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, the Adviser receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. The Adviser uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, the Adviser presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee of the Board of Trustees which meets at least quarterly. The Audit Committee of the Board of Trustees then will provide a recommendation to the Board of Trustees for approval of the fair value measurements.

Annual Report | December 31, 2018 |	135

Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2018:

Segall Bryant & Hamill Quality High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2018	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	1,260,691	Adjusted Spread Pricing*	Comparability Adjustment	0.77%
			Liquidity Adjustment	1.05%
Total	$1,260,691

Segall Bryant & Hamill Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements	Fair Value at 12/31/2018	Valuation Technique	Unobservable Input(a)	Range
Commercial Mortgage-Backed Security	$3,221,765	Adjusted Spread Pricing*	Comparability Adjustment	0.77%
			Liquidity Adjustment	1.05%
Total	$3,221,765

*	The Adviser identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input as of reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Liquidity Adjustment	Decrease	Increase
Comparability Adjustment	Decrease	Increase

7. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Segall Bryant & Hamill Fundamental International Small Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2018, the Fund had average forward foreign currency contract values to buy and sell of $367,702,343 and $274,641,147 respectively.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2018 is as follows:

Segall Bryant & Hamill Fundamental International

Small Cap Fund	Asset Derivatives		Liability Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$466,174	Unrealized loss on forward foreign currency contracts	$70,513
Total		$466,174		$70,513

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2018 is as follows:

Segall Bryant & Hamill Fundamental International Small Cap Fund Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Forward Foreign Currency Contracts (Foreign Exchange Rate Risk)	Net realized gain/(loss) on forward foreign currency contracts/ Change in unrealized net appreciation/(depreciation) on forward foreign currency contracts	$(45,676)	$358,766
Total		$(45,676)	$358,766

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2018 excluding long-term U.S. government securities and short-term investments were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Segall Bryant & Hamill Micro Cap Fund	$8,498,274	$17,158,931
Segall Bryant & Hamill Small Cap Value Dividend Fund	109,808,879	191,418,141
Segall Bryant & Hamill Small Cap Growth Fund	63,945,715	7,926,095
Segall Bryant & Hamill Smid Cap Value Dividend Fund	1,137,500	929,276
Segall Bryant & Hamill Mid Cap Value Dividend Fund	108,774,055	96,319,908
Segall Bryant & Hamill Large Cap Dividend Fund	4,041,654	5,588,564
Segall Bryant & Hamill Fundamental International Small Cap Fund	41,405,267	54,269,889
Segall Bryant & Hamill Global Large Cap Fund	30,322,245	35,301,396
Segall Bryant & Hamill Short Term Plus Fund	1,113,484	–
Segall Bryant & Hamill Plus Bond Fund	556,543,712	558,874,801
Segall Bryant & Hamill Quality High Yield Fund	14,242,202	30,013,525
Segall Bryant & Hamill Municipal Opportunities Fund	77,303,654	59,124,106
Segall Bryant & Hamill Colorado Tax Free Fund	136,441,260	126,597,814

Annual Report | December 31, 2018 |	137

Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2018, were as follows:

Fund	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long Term U.S. Government Obligations
Segall Bryant & Hamill Plus Bond Fund	$176,809,658	$165,252,819
Segall Bryant & Hamill Municipal Opportunities Fund	2,797,266	2,788,342

9. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13 which changes the fair value measurement disclosure requirements of FASB Accounting Standards Codification Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. Eliminated and modified disclosures have been adopted effective with the financial statements prepared as of December 31, 2018.

10. SEC REGULATIONS

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform them to GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of the amendments, effective with the financial statements prepared as of December 31, 2018, had no effect on the Fund’s net assets or results of operations.

11. REORGANIZATION

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Mid Cap Value Dividend Fund II (the “Acquired Fund”) with and into the Mid Cap Value Dividend Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 1,083,467 shares in exchange for net assets of the Acquired Fund valued at $22,693,288. The net assets of the Acquired Fund included net unrealized depreciation of $(2,729,257) and accumulated net realized gains of $212,545. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $82,149,669. Immediately prior to the merger, the net assets for the Acquiring Fund were $61,105,303. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018, are as follows:

Net Investment Income	$1,106,250
Net Realized and Unrealized Gain on Investments	(18,322,281)
Net Increase in Net Assets Resulting from Operations	(17,216,031)

On December 21, 2018, the Segall Bryant & Hamill Trust Board of Trustees approved a form of Agreement and Plan of Reorganization for the Small Cap Growth Fund II (the “Acquired Fund”) with and into the Small Cap Growth Fund (the “Acquiring Fund”).

As of the close of business on December 21, 2018, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Upon the closing of the reorganization, the Acquiring Fund issued 5,912,534 shares in exchange for net assets of the Acquired Fund valued at $57,629,399. The net assets of the Acquired Fund included net unrealized depreciation of $(2,130,980) and accumulated net realized gains of $ 5,702,103. On December 21, 2018, the combined net asset value of the Acquired Fund and the Acquiring Fund was $61,055,121. Immediately prior to the merger, the net assets for the Acquiring Fund were $3,997,959. The exchange of the shares qualified as a tax-free reorganization for Federal income tax purposes.

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Segall Bryant & Hamill Funds	Notes to Financial Statements

December 31, 2018

Assuming the acquisition had been completed on January 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2018, are as follows:

Net Investment Income	$(276,420)
Net Realized and Unrealized Gain on Investments	(206,554)
Net Increase in Net Assets Resulting from Operations	(482,974)

The Adviser believes that the Reorganizations are in the best interests of the shareholders for both funds, in light of the Acquired Funds’ similarity to the Acquiring Funds and other factors set forth below. Reorganizations into the Acquiring Funds would allow shareholders of the Acquired Funds the option of remaining invested in a strategy that is similar to that currently being employed by the Acquired Funds. The Adviser considered with respect to each Reorganization, among others, the following factors:

•	Continuity of Management: The Reorganization would allow shareholders of the Acquired Fund to continue investing in a mutual fund managed by the same portfolio management team at the Adviser.

•	Similar Investment Objective: Both funds’ investment objectives are the same and are currently managed with the same investment policies and strategies.

•	Similar Investment Portfolio: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a substantially similar portfolio managed by the same portfolio management team.

•	Similar Expenses: The Reorganization offers shareholders of the Acquired Fund an opportunity to maintain their investment in a fund with a similar level of expenses. The Adviser has agreed to pay for all of the expenses associated with the Reorganization.

Annual Report | December 31, 2018 |	139

Segall Bryant & Hamill Funds	Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Segall Bryant & Hamill Trust and the Shareholders of Each Fund of Segall Bryant & Hamill Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Segall Bryant & Hamill Trust, comprising the Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Short Term Plus Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund, Segall Bryant & Hamill Municipal Opportunities Fund and Segall Bryant & Hamill Colorado Tax Free Fund (the "Funds"), including the statements of investments, as of December 31, 2018; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Segall Bryant & Hamill Micro Cap Fund, Segall Bryant & Hamill Small Cap Value Dividend Fund, Segall Bryant & Hamill Small Cap Growth Fund, Segall Bryant & Hamill Mid Cap Value Dividend Fund, Segall Bryant & Hamill Large Cap Dividend Fund, Segall Bryant & Hamill Fundamental International Small Cap Fund, Segall Bryant & Hamill Global Large Cap Fund, Segall Bryant & Hamill Plus Bond Fund, Segall Bryant & Hamill Quality High Yield Fund and Segall Bryant & Hamill Colorado Tax Free Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Segall Bryant & Hamill Smid Cap Value Dividend Fund, Segall Bryant & Hamill Short Term Plus Fund and Segall Bryant & Hamill Municipal Opportunities Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Segall Bryant & Hamill Trust as of December 31, 2018, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Fund Comprising the Segall Bryant & Hamill Trust	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Segall Bryant & Hamill Smid Cap Value Dividend Fund	For the year ended December 31, 2018	For the years ended December 31, 2018 and 2017	For the years ended December 31, 2018, 2017 and for the period December 19, 2016 (commencement of operations) to December 31, 2016
Segall Bryant & Hamill Municipal Opportunities Fund
Segall Bryant & Hamill Short Term Plus Fund	For the period December 17, 2018 (commencement of operations) to December 31, 2018

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 27, 2019

We have served as the auditor of one or more investment companies advised by Segall Bryant & Hamill Trust since 1988.

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Segall Bryant & Hamill Funds	Shareholder Tax Information

December 31, 2018 (Unaudited)

TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2018.

During the year ended December 31, 2018, 4.40% of the dividends paid by the Segall Bryant & Hamill Small Cap Growth Fund from net investment income should be treated as return of capital dividends.

During the year ended December 31, 2018, 79.13% of the dividends paid by the Segall Bryant & Hamill Municipal Opportunities Fund from net investment income should be treated as tax-exempt dividends.

During the year ended December 31, 2018, 91.94% of the dividends paid by the Segall Bryant & Hamill Colorado Tax Free Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2018:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Segall Bryant & Hamill Micro Cap Fund	44.02%	43.39%
Segall Bryant & Hamill Small Cap Value Dividend Fund	100.00	100.00
Segall Bryant & Hamill Small Cap Growth Fund	8.08	7.24
Segall Bryant & Hamill Smid Cap Value Dividend Fund	100.00	100.00
Segall Bryant & Hamill Mid Cap Value Dividend Fund	100.00	100.00
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	100.00	100.00
Segall Bryant & Hamill Large Cap Dividend Fund	68.68	64.46
Segall Bryant & Hamill Fundamental International Small Cap Fund	35.94	–
Segall Bryant & Hamill Global Large Cap Fund	100.00	53.82
Segall Bryant & Hamill Short Term Plus Fund	–	–
Segall Bryant & Hamill Plus Bond Fund	0.75	0.17
Segall Bryant & Hamill Quality High Yield Fund	1.27	–
Segall Bryant & Hamill Municipal Opportunities Fund	–	–
Segall Bryant & Hamill Colorado Tax Free Fund	–	–

During the year ended December 31, 2018, the Segall Bryant & Hamill Funds paid the following distributions per share:

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Retail Class:
Segall Bryant & Hamill Micro Cap Fund	$0.959280	$4.876300	$5.835580
Segall Bryant & Hamill Small Cap Value Dividend Fund	0.173870	1.035150	1.209020
Segall Bryant & Hamill Small Cap Growth Fund	0.699775	2.254581	2.954356
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.097760	–	0.097760
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.282879	1.539680	1.822559
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	0.046080	–	0.046080
Segall Bryant & Hamill Large Cap Dividend Fund	0.241630	0.288760	0.530390
Segall Bryant & Hamill Fundamental International Small Cap Fund	0.593820	2.067980	2.661800
Segall Bryant & Hamill Global Large Cap Fund	0.191220	0.452990	0.644210
Segall Bryant & Hamill Short Term Plus Fund	–	–	–
Segall Bryant & Hamill Plus Bond Fund	0.344680	0.021930	0.366610
Segall Bryant & Hamill Quality High Yield Fund	0.399110	–	0.399110
Segall Bryant & Hamill Municipal Opportunities Fund	0.35607	–	0.35607
Segall Bryant & Hamill Colorado Tax Free Fund	0.027819	–	0.027819

Annual Report | December 31, 2018 |	141

Segall Bryant & Hamill Funds	Shareholder Tax Information

December 31, 2018 (Unaudited)

	Ordinary Income Dividends	Capital Gains Distributions	Total Distributions
Institutional Class:
Segall Bryant & Hamill Small Cap Value Dividend Fund	$0.141840	$1.035150	$1.176990
Segall Bryant & Hamill Small Cap Growth Fund	0.699775	2.254581	2.954356
Segall Bryant & Hamill Smid Cap Value Dividend Fund	0.117410	–	0.117410
Segall Bryant & Hamill Mid Cap Value Dividend Fund	0.299847	1.539680	1.839527
Segall Bryant & Hamill Mid Cap Value Dividend Fund II	0.052140	–	0.052140
Segall Bryant & Hamill Large Cap Dividend Fund	0.215760	0.288760	0.504520
Segall Bryant & Hamill Fundamental International Small Cap Fund	0.626770	2.067980	2.694750
Segall Bryant & Hamill Global Large Cap Fund	0.227170	0.452990	0.680160
Segall Bryant & Hamill Short Term Plus Fund	–	–	–
Segall Bryant & Hamill Plus Bond Fund	0.348930	0.021930	0.370860
Segall Bryant & Hamill Quality High Yield Fund	0.408420	–	0.408420
Segall Bryant & Hamill Municipal Opportunities Fund	0.36984	–	0.36984
Segall Bryant & Hamill Colorado Tax Free Fund	0.028992	–	0.028992

The capital gain distribution amounts from the fiscal year ended December 31, 2018 included $925,597 of earnings and profits distributed to shareholders on redemptions for the Segall Bryant & Hamill Micro Cap Fund.

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Segall Bryant & Hamill Funds	Other Important Information

December 31, 2018 (Unaudited)

The Board of Trustees (the “Board”) of Segall Bryant & Hamill Trust (the “Trust”) considered information provided and reviewed at the Board meetings held on October 25, 2018 and November 14-15, 2018 (the “Meetings”) regarding the Segall Bryant & Hamill Short Term Plus Fund’s (the “Fund”) contractual advisory and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data, for the Fund’s preliminary peer group.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund under the investment advisory agreement between Segall Bryant & Hamill, LLC (the “Adviser” or “SBH”) and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Trustees reviewed, among other items, certain background materials supplied by SBH, including its Form ADV.

The Board reviewed and considered SBH’s investment advisory personnel, its history as an asset manager, its performance and the amount of assets currently under management by SBH, and reviewed the qualifications, backgrounds and responsibilities of the management teams to be primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also reviewed the research and decision-making processes utilized by SBH, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund. The Board also reviewed accompanying compliance-related materials and noted that they received reports on these services and compliance issues from Trust officers and SBH periodically throughout the year.

Investment Advisory Fee Rate

The Board considered certain information provided and reviewed at the Meetings regarding the contractual investment advisory fee rate to be paid by the Fund, including comparisons against the fee rates of funds in a preliminary peer group selected by an independent provider of investment company data. The Board noted that the contractual investment advisory fee rates for the Fund were below or near the peer group median.

Expense Ratio and Investment Performance

Based on such information, the Board of Trustees further noted that the expected annual net expense ratio for the Fund was below its peer fund average. The Board also took into account the observation that the Fund had not yet launched. The Board of Trustees noted that there was no performance data for the Fund.

Comparable Accounts

The Board received and considered certain information provided by SBH regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those to be employed for the Fund. In comparing the contractual fee rates of the Fund to the aforementioned SBH fee rate, the Board noted that there were differences in the scope of services rendered for the comparable accounts in question relative to the Fund. Bearing that context in mind, the Board noted that the highest fee rate for SBH’s Short Term Plus strategy was higher than the contractual fee rate for the Fund.

The Board also noted the limitations of the comparison given the differences in terms of strategy and processes, but determined that, based on the information presented, the comparable account fee rates were not indicative of any unreasonableness with respect to the advisory fee rate to be payable by the Fund.

Adviser Profitability

The Board of Trustees received a detailed projected profitability analysis prepared by SBH based on the fees payable under the Advisory Agreement. The Board was also provided with SBH’s audited financial information as well as information regarding SBH’s other revenue streams and potential liabilities. The Board also considered SBH’s statements regarding its commitment to the Fund.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders.

Annual Report | December 31, 2018 |	143

Segall Bryant & Hamill Funds	Other Important Information

December 31, 2018 (Unaudited)

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by SBH from its relationship with each Fund, including soft dollar arrangements and publicity related to the Funds.

In selecting SBH and approving the Advisory Agreement with respect to the Fund and the fees thereunder, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. Taking into account the information considered by the Board at its meetings, the Trustees, including all of the Independent Trustees, concluded that:

•	The Fund’s proposed contractual advisory fee rate was below its peer group median;

•	The expected annual net expense ratios for the Fund was below its peer group average;

•	The nature, extent and quality of services to be rendered by SBH under the Advisory Agreement were adequate;

•	The Board did not have any substantial historical performance of the Fund to consider;

•	Bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to certain of SBH’s other clients employing strategies comparable to the Fund’s strategy was not indicative of any unreasonableness with respect to the advisory fee rates anticipated to be payable by the Fund;

•	The projected profit, if any, expected to be realized by SBH in connection with its management of the Fund would not be unreasonable; and

•	To the extent available, the Fund could be expected to share in economies of scale to be realized by SBH.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the Meetings, concluded that the advisory fee rate anticipated to be payable to SBH by the Fund is fair and reasonable in light of the nature of the services and expenses to be provided to the Fund.

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Intentionally Left Blank

Segall Bryant & Hamill Trustees and Officers:

Mary K. Anstine, Chairman

Thomas J. Abood, Trustee

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

Philip L. Hildebrandt, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Ryan G. Johanson, Asst. Treasurer

Derek W. Smith, Secretary

FOR MORE INFORMATION ABOUT SEGALL BRYANT & HAMILL FUNDS, PLEASE CONTACT:

Segall Bryant & Hamill Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203

Individual Investors: (800) 392-2673 | Financial Advisors: (800) 734-9738 | www.sbhfunds.com

A description of the policies and procedures that Segall Bryant & Hamill Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free (800) 392-2673; (ii) on the Funds’ website, www.sbhfunds.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Segall Bryant & Hamill Funds Form N-Q are available without a charge, upon request, by contacting Segall Bryant & Hamill Funds toll-free at (800) 392-2673 and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

This report has been prepared for Segall Bryant & Hamill Funds shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by ALPS Distributors, Inc.

WC123

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $229,350 and $223,250, respectively.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees: For the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $54,315 and $53,760, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)	All Other Fees: For the registrant’s fiscal years ended December 31, 2018 and December 31, 2017, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate non-audit fees of $54,315 and $53,760 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2018 and December 31, 2017, respectively. All such services were rendered to the registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEGALL BRYANT & HAMILL TRUST

By:	/s/ Philip L. Hildebrandt
Philip L. Hildebrandt
President/Principal Executive Officer

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Philip L. Hildebrandt
Philip L. Hildebrandt
President/Principal Executive Officer

Date:	March 8, 2019

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 8, 2019